As filed with the Securities and Exchange Commission on


                                 August 30, 1999


                            Registration No. 33-30019

             ======================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------


                         Post-Effective Amendment No. 16
                                       to


                                    Form S-6

                                 ---------------


              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
               SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON
                                   FORM N-8B-2

                                ----------------


                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                           (EXACT NAME OF REGISTRANT)

                                ----------------


                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                   (Depositor)
                                 5900 "O" Street
                             Lincoln, Nebraska 68510

                                ----------------



                                DONALD R. STADING

                          Secretary and General Counsel
                    Ameritas Variable Life Insurance Company
                                 5900 "O" Street
                             Lincoln, Nebraska 68510

                                -----------------


Title of Securities Being Registered: Securities of Unit Investment Trust

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date.

It is proposed that this filing will become effective:


        |_|  immediate  upon filing  pursuant to  paragraph b
        |X| on November 1, 1999 pursuant to paragraph a of Rule 485 |_| on pursuant to paragraph b of Rule 485

RECONCILIATION AND TIE BETWEEN ITEMS IN FORM N-8B-2
AND THE PROSPECTUS

     ITEM NO. OF
     FORM N-8B-2       CAPTION IN PROSPECTUS
     -----------      ----------------------
           1        Cover Page
           2        Cover Page
           3        Not Applicable
           4        Ameritas Variable Life Insurance Company; Distribution of
                    the Policies
           5        The Separate Account
           6        The Separate Account
           7        Not Required
           8        Not Required
           9        Legal Proceedings
          10        Summary; Addition, Deletion or Substitution of Investments;
                    Policy  Benefits; Policy Rights; Payment  and  Allocation of
                    Premiums; General Provisions; Voting Rights
          11        Summary; The Funds
          12        Summary; The Funds
          13        Summary; The Funds - Charges and Deductions
          14        Summary; Payment and Allocation of Premiums
          15        Summary; Payment and Allocation of Premiums

          16        Summary;  The Funds;  Calvert Variable Series, Inc. Ameritas
                    Portfolios,   Variable  Insurance  Products  Fund,  Variable
                    Insurance   Products  Fund  II,  Alger  American  Fund,  MFS
                    Variable   Insurance  Trust,   Morgan  Stanley  Dean  Witter
                    Universal Funds, Inc.
          17        Summary, Policy Rights
          18        The  Funds;   Calvert   Variable   Series,   Inc.   Ameritas
                    Portfolios,   Variable  Insurance  Products  Fund,  Variable
                    Insurance   Products  Fund  II,  Alger  American  Fund,  MFS
                    Variable   Insurance  Trust,   Morgan  Stanley  Dean  Witter
                    Universal Funds, Inc.

          19        General Provisions; Voting Rights
          20        Not Applicable
          21        Summary; Policy Rights; General Provisions
          22        Not Applicable
          23        Safekeeping of the Separate Account's Assets
          24        General Provisions
          25        Ameritas Variable Life Insurance Company
          26        Not Applicable
          27        Ameritas Variable Life Insurance Company
          28        Executive Officers and Directors of AVLIC; Ameritas Variable
                    Life Insurance Company
          29        Ameritas Variable Life Insurance Company
          30        Not Applicable
          31        Not Applicable
          32        Not Applicable
          33        Not Applicable
          34        Not Applicable
          35        Not Applicable
          36        Not Required
          37        Not Applicable
          38        Distribution of the Policies
          39        Distribution of the Policies
          40        Distribution of the Policies
          41        Distribution of the Policies
          42        Not Applicable
          43        Not Applicable
          44        Accumulation Value, Payment and Allocation of Premiums
          45        Not Applicable
          46        The Funds; Accumulation Value
          47        The Funds
          48        State Regulation
          49        Not Applicable

     ITEM NO. OF
     FORM N-8B-2    CAPTION IN PROSPECTUS
     -------------  -----------------------
          50        The Separate Account
          51        Cover Page; Summary; Policy Benefits; Payment and Allocation
                    of Premiums; Charges and Deductions
          52        Addition, Deletion or Substitution of Investments
          53        Summary; Federal Tax Matters
          54        Not Applicable
          55        Not Applicable
          56        Not Required
          57        Not Required
          58        Not Required
          59        Financial Statements

                                   AMERITAS VARAIBLE LIFE INSURANCE COMPANY LOGO

PROSPECTUS

                                                                 5900 "O" Street
                                                P.O. Box 82550/Lincoln, NE 68501

APPLAUSE!--A Flexible Premium Variable Universal Life Insurance Policy issued by Ameritas Variable Life Insurance Company

-------------------------------------------------------------------------------

APPLAUSE! is a flexible premium variable universal life insurance Policy ("Policy") issued by Ameritas Variable Life Insurance Company ("AVLIC"). Like traditional life insurance policies, an APPLAUSE! Policy provides Death Benefits to Beneficiaries and gives you, the Policy Owner, the opportunity to increase the Policy's value. Unlike traditional policies, APPLAUSE! lets you vary the frequency and amount of premium payments rather than follow a fixed premium payment schedule. It also lets you change the level of Death Benefits as often as once each year.

An APPLAUSE! Policy is different from traditional life insurance policies in another important way: you select how Policy premiums will be invested. Although each Policy Owner is guaranteed a minimum Death Benefit, the value of the Policy, as well as the actual Death Benefit, will vary with the performance of investments you select.

The Investment Options available through APPLAUSE! include investment portfolios managed by Ameritas Investment Corp., Fidelity Management & Research Company, Fred Alger Management, Inc., Massachusetts Financial Services Company, and Morgan Stanley Dean Witter Investment Management Inc. Each of these portfolios has its own investment objective and policies. These are described in the prospectuses for each investment portfolio which must accompany this APPLAUSE! prospectus. You may also choose to allocate premium payments to the Fixed Account managed by AVLIC.

An APPLAUSE! Policy will be issued after AVLIC accepts a prospective Policy Owner's application. Generally, an application must specify a minimum Death Benefit of $100,000 ($50,000 if the Insured is 50 or older), but lower minimums may be requested. An APPLAUSE! Policy, once purchased, may generally be canceled within 10 days after you receive it.

This APPLAUSE! prospectus is designed to assist you in understanding the opportunity and risks associated with the purchase of an APPLAUSE! Policy. Prospective Policy Owners are urged to read the prospectus carefully and retain it for future reference.

This prospectus includes a summary of the most important features of the APPLAUSE! Policy, information about AVLIC, a list of the investment portfolios to which you may allocate payments, as well as a detailed description of the APPLAUSE! Policy The appendix to the prospectus includes tables designed to illustrate how values and Death Benefits may change with the investment experience of the Investment Options.

This prospectus must be accompanied by a prospectus for each of the investment portfolios available through APPLAUSE!.

Although the APPLAUSE! Policy is designed to provide life insurance, an APPLAUSE! Policy is considered to be a security. It is not a deposit with, an obligation of, or guaranteed or endorsed by any banking institution, nor is it insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The purchase of an APPLAUSE! Policy involves investment risk, including the possible loss of principal. For this reason, APPLAUSE! may not be suitable for all individuals. It may not be advantageous to purchase an APPLAUSE! Policy as a replacement for another type of life insurance or as a way to obtain additional insurance protection if the purchaser already owns another flexible premium variable universal life insurance policy.

The  Securities   and  Exchange   Commission   ("SEC")   maintains  a  web  site
(http://www.sec.gov) that contains other information regarding registrants that file electronically with the Securities and Exchange Commission.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AUTHORITY HAS APPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                November 1, 1999


                                    APPLAUSE!
                                        1

TABLE OF CONTENTS
                                                                           PAGE

DEFINITIONS...............................................................     3
SUMMARY...................................................................     6
YEAR 2000.................................................................    10
AVLIC, THE SEPARATE ACCOUNT AND THE FUNDS.................................    11
   Ameritas Variable Life Insurance Company...............................    11
   The Separate Account...................................................    11
   Performance Information................................................    12
   The Funds..............................................................    12
   Investment Objectives and Policies of the Funds' Portfolios............    13
   Addition, Deletion or Substitution of Investments......................    17
   Fixed Account..........................................................    17
POLICY BENEFITS...........................................................    18
   Purposes of the Policy.................................................    18
   Death Benefit Proceeds.................................................    18
   Death Benefit Options..................................................    18
   Methods of Affecting Insurance Protection..............................    20
   Duration of the Policy.................................................    21
   Accumulation Value.....................................................    21

   Benefits at Maturity...................................................    22
   Payment of Policy Benefits.............................................    22
POLICY RIGHTS.............................................................    23
   Loan Benefits..........................................................    23
   Surrenders.............................................................    24
   Partial Withdrawals....................................................    24
   Transfers..............................................................    24
   Systematic Programs....................................................    25
   Free Look Privilege....................................................    25
   Exchange Privilege.....................................................    25
PAYMENT AND ALLOCATION OF PREMIUMS........................................    26
   Issuance of a Policy...................................................    26
   Premiums...............................................................    26
   Allocation of Premiums and Accumulation Value..........................    27
   Policy Lapse and Reinstatement.........................................    27
CHARGES AND DEDUCTIONS....................................................    28
   Deductions From Premium Payments (Percent of Premium Charge)...........    28
   Charges from Accumulation Value........................................    29
   Surrender Charge.......................................................    30
   Daily Charges Against the Separate Account.............................    31
   Fund Expense Summary...................................................    31

GENERAL PROVISIONS........................................................    34
EXCHANGE OFFER............................................................    37
DISTRIBUTION OF THE POLICIES..............................................    38
FEDERAL TAX MATTERS.......................................................    38
SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS..............................    41
THIRD PARTY SERVICES......................................................    41
VOTING RIGHTS.............................................................    41
STATE REGULATION OF AVLIC.................................................    41
EXECUTIVE OFFICERS AND DIRECTORS OF AVLIC.................................    42
LEGAL MATTERS.............................................................    43
LEGAL PROCEEDINGS.........................................................    43
EXPERTS...................................................................    43
ADDITIONAL INFORMATION....................................................    44
FINANCIAL STATEMENTS......................................................    44
AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT V............... F-I-1
AMERITAS VARIABLE LIFE INSURANCE COMPANY..................................F-II-1



         The Policy, certain Funds, and/or certain riders are not available in all States.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESPERSON, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                                    APPLAUSE!
                                        2

DEFINITIONS

ACCRUED EXPENSE CHARGES - Any Monthly Deductions that are due and unpaid.

ACCUMULATION VALUE - The total amount that the Policy provides for investment at any time. It is equal to the total of the Accumulation Value held in Separate Account V, the Fixed Account, and any Accumulation Value held in the General Account which secures Outstanding Policy Debt.

ADMINISTRATIVE EXPENSE CHARGE - A charge, which is part of the Monthly Deduction, to cover the cost of administering the Policy.



ATTAINED AGE - The Issue Age of the Insured plus the number of complete Policy Years that the Policy has been in force.

AVLIC ("WE, US, OUR") - Ameritas Variable Life Insurance Company, a Nebraska stock company. AVLIC's Home Office is located at 5900 "O" Street, P.O. Box 82550, Lincoln, NE 68501.

BENEFICIARY - The person or persons to whom the Death Benefit Proceeds are payable upon the death of the Insured. (See the sections on Beneficiary and Change of Beneficiary.)

CONTINGENT DEFERRED ADMINISTRATIVE CHARGE - An administrative charge for the underwriting, issuance and initial administration of the Policy that is deducted upon Surrender of the Policy. This charge is part of the Surrender Charge.

CONTINGENT DEFERRED SALES CHARGE - A sales charge, calculated based on a percentage of premiums received, is deducted upon Surrender of the Policy. This charge is part of the Surrender Charge.


COST OF INSURANCE - A charge deducted monthly from the Accumulation Value to provide the life insurance protection. The Cost of Insurance is calculated with reference to an annual Cost of Insurance Rate. This rate is based on the Insured's sex, Issue Age, Policy duration, Specified Amount, and risk class. The Cost of Insurance is part of the Monthly Deduction.


DEATH BENEFIT - The amount of insurance coverage provided under the selected Death Benefit option of the Policy.

DEATH BENEFIT PROCEEDS - The proceeds payable to the Beneficiary upon receipt by AVLIC of Satisfactory Proof of Death of the Insured while the Policy is in force. It is equal to: (l) the Death Benefit; (2) plus additional life insurance proceeds provided by any riders; (3) minus any Outstanding Policy Debt; (4) minus any Accrued Expense Charges, including the Monthly Deduction for the month of death.


EXTENDED GUARANTEED DEATH BENEFIT PREMIUMS - A specified premium which, when paid, will extend the Guaranteed Death Benefit beyond the first three Policy Years to a period of 10 to 30 Policy Years, depending on the age of the Insured on the Issue Date (See the section on General Provisions - See Additional Insurance Benefits.) This benefit is provided without an additional Policy charge.




FIXED ACCOUNT - An account that is a part of AVLIC's General Account to which all or a portion of Net Premiums and transfers may be allocated for accumulation at fixed rates of interest.

GENERAL ACCOUNT - The General Account of AVLIC includes all of AVLIC's assets except those assets segregated into separate accounts, such as Separate Account V.


                                    APPLAUSE!
                                        3

GRACE PERIOD - A 61 day period from the date written notice of lapse is mailed to the Policy Owner's last known address. If the Policy Owner makes a payment during the Grace Period such that the Net Cash Surrender Value of the Policy is sufficient to pay the Monthly Deduction, the Policy will not lapse.

GUARANTEED DEATH BENEFIT (IN MARYLAND, "GUARANTEED DEATH BENEFIT TO PREVENT LAPSE") PERIOD - The number of years the Guaranteed Death Benefit provision will apply. The period will vary based upon the Insured's Issue Age and rating class. The period ranges from 3 to 25 years, and may be restricted as a result of state law. In Massachusetts, state policy restricts the period to no greater than five years. This benefit is provided without an additional Policy charge.


GUARANTEED DEATH BENEFIT PREMIUM - A specified premium for the first three Policy Years which, if paid in advance on a monthly or yearly prorated basis, will keep the Policy in force during the first three Policy so long as other Policy provisions are met, even if the Net Cash Surrender Value is zero or less.


INSURED - The person whose life is insured under the Policy.

INVESTMENT OPTIONS - Refers to the Subaccounts and/or the Fixed Account offered under this Policy.

ISSUE AGE - The age of the Insured at the Insured's birthday nearest the Policy Date.

ISSUE DATE - The date that all financial, contractual and administrative requirements have been met and processed for the Policy.

MATURITY BENEFITS - The amount payable to the Policy Owner, if the Insured is living, on the Maturity Date. The Maturity Benefit is the Accumulation Value less any Outstanding Policy Debt.

MATURITY DATE - The date AVLIC pays any Maturity Benefit to the Policy Owner, if the Insured is still living.

MONTHLY ACTIVITY DATE - The same date in each succeeding month as the Policy Date, unless the Monthly Activity Date falls on a date other than a Valuation Date, the Monthly Activity Date will be the next Valuation Date.

MONTHLY DEDUCTION - The deductions taken from the Accumulation Value on the Monthly Activity Date. These deductions are equal to: (1) the current Cost of Insurance; (2) the Administrative Expense Charge; and (3) rider charges, if any.

MORTALITY AND EXPENSE RISK CHARGE - a daily charge that is deducted from the overall assets of Separate Account V to provide for the risk that mortality and expense costs may be greater than expected.


NET CASH SURRENDER VALUE - The Accumulation Value of the Policy on any Valuation Date (including for this purpose, the date of Surrender), less any Surrender Charges, any Outstanding Policy Debt, and any accrued expense charges.


NET POLICY FUNDING - Net Policy Funding is the sum of all premiums paid, less any partial withdrawals and less any Outstanding Policy Debt.

NET PREMIUM - Premium paid less the Percent of Premium Charge.

OUTSTANDING POLICY DEBT - The sum of all unpaid Policy loans and accrued interest on Policy loans.

PERCENT OF PREMIUM CHARGE - The amount deducted from each premium received to cover certain expenses, expressed as a percentage of the premium. This charge may include a Sales Load Charge and/or a Premium Charge for Taxes. (See the section on Deductions From Premium Payment.)


PLANNED PERIODIC PREMIUMS - A selected schedule of equal premiums payable at fixed intervals. The Policy Owner is not required to follow this schedule, nor does following this schedule ensure that the Policy will remain in force unless the payments meet the requirements of the Guaranteed Death Benefit Premium or the Extended Guaranteed Death Benefit Premium.



                                    APPLAUSE!
                                        4

POLICY - The flexible premium variable universal life insurance Policy offered by AVLIC and described in this prospectus.

POLICY ANNIVERSARY DATE - The same day as the Policy Date for each year the Policy remains in force.

POLICY DATE - The effective date for all coverage provided in the application. The Policy Date is used to determine Policy Anniversary Dates, Policy Years and Monthly Activity Dates. Policy Anniversaries are measured from the Policy Date. The Policy Date and the Issue Date will be the same unless: (1) an earlier Policy Date is specifically requested, or (2) there are additional premiums or application amendments at time of delivery. (See the section on Issuance of a Policy.)

POLICY OWNER ("YOU, YOUR") - The owner of the Policy, as designated in the application or as subsequently changed. If a Policy has been absolutely assigned, the assignee is the Policy Owner. A collateral assignee is not the Policy Owner.

POLICY YEAR - The period from one Policy Anniversary Date until the next Policy Anniversary Date. A "Policy Month" is measured from the same date in each succeeding month as the Policy Date.

PREMIUM CHARGE FOR TAXES - This charge, which is part of the Percent of Premium Charge, represents the amount AVLIC considers necessary to pay all premium taxes imposed by the states and their subdivisions and to defray the tax cost due to capitalizing certain Policy acquisition expenses as required under applicable federal tax laws. AVLIC does not expect to derive a profit from the Premium Charge for Taxes.


REDUCED LOAN RATE - After reaching the later of age 55 or the tenth Policy Anniversary (the reduced loan rate start date), the Policy Owner may borrow each year approximately 10% of the Accumulation Value at the reduced loan rate. (See the section on Loan Benefits.)


SALES LOAD CHARGE - This charge, which is part of the Percent of Premium Charge, is designed to compensate AVLIC for expenses associated with distributing the Policy; no Sales Load Charge is currently in effect.

SATISFACTORY PROOF OF DEATH - Means all of the following must be submitted: (1) A certified copy of the death certificate; (2) A Claimant Statement; (3) The Policy; and (4) Any other information that AVLIC may reasonably require to establish the validity of the claim.

SEPARATE ACCOUNT V - This term refers to Separate Account V, a separate investment account established by AVLIC to receive and invest the Net Premiums paid under the Policy and allocated by the Policy Owner to Separate Account V. Separate Account V is segregated from the General Account and all other assets of AVLIC.

SPECIFIED AMOUNT - The minimum Death Benefit under the Policy, as selected by the Policy Owner.

SUBACCOUNT - A subdivision of Separate Account V. Each Subaccount invests exclusively in the shares of a specified portfolio of the Funds.

SURRENDER - The termination of the Policy before the Maturity Date during the Insured's life for the Net Cash Surrender Value.

SURRENDER CHARGE - This charge is assessed against the Accumulation Value of the Policy if the Policy is Surrendered on or before the 14th Policy Anniversary Date or, in the case of an increase in the Specified Amount, on or before the 14th anniversary of the increase. The Surrender Charge is comprised of the Contingent Deferred Administrative Charge and the Contingent Deferred Sales Charge.

VALUATION DATE - Any day on which the New York Stock Exchange is open for trading.

VALUATION PERIOD - The period between two successive Valuation Dates, commencing at the close of the New York Stock Exchange ("NYSE") on one Valuation Date and ending at the close of the NYSE on the next succeeding Valuation Date.


                                    APPLAUSE!
                                        5

SUMMARY

The following summary of prospectus information and diagram of the Policy should be read along with the detailed information found elsewhere in this prospectus. Unless stated otherwise, this prospectus assumes that the Policy is in force and that there is no Outstanding Policy Debt.

                                DIAGRAM OF POLICY

                                PREMIUM PAYMENTS
                       You can vary amount and frequency.


                            DEDUCTIONS FROM PREMIUMS
                     Sales load and distribution expense-5%
                         Premium Charge for Taxes--2.5%

                                   NET PREMIUM
The Net Premium may be invested in the Fixed Account or in Separate Account V which offers 27 different Subaccounts. The Subaccounts invest in the corresponding portfolios of Calvert Variable Series, Inc. Ameritas Portfolios, Variable Insurance Products Fund, Variable Insurance Products Fund II, The Alger American Fund, MFS Variable Insurance Trust, or Morgan Stanley Dean Witter Universal Funds, Inc. ("Funds").

                             DEDUCTIONS FROM ASSETS

Monthly charge for Cost of Insurance and cost of any riders.

Monthly charge for administrative expenses currently $9.00 per month the first year, $4.50 per month thereafter (the maximum charge for all years is $9.00 per month).

Daily  charge  from  the   Subaccounts  for  mortality  and  expense  risks  and
administrative expenses, at an annual rate of 0.90% for Policy Years 1-20, and 0.65% thereafter (the maximum charge for all years is 0.90%).

This charge is not deducted from Fixed Account assets.

Fund expense charges, which ranged from .28% to 1.95% at the most recent fiscal year end, are also deducted.

                                 LIVING BENEFITS

You may make partial withdrawals, subject to certain restrictions. The Death Benefit will be reduced by the amount of the partial withdrawal. Each year you may make up to 15 free transfers between the Investment Options. If you have amounts in the Calvert Variable Series, Inc. Ameritas Portfolios ("Ameritas Portfolios") as a result of the substitution which occurred at the close of business on October 29, 1999, the following procedure applies until December 1, 1999: you may transfer amounts out of the Ameritas Portfolios to any other Subaccount available under the Policy without any administrative charge and without the transfer counting as one of your "free transfers." Accelerated payment of up to 50% of the lowest scheduled Death Benefit is available under certain conditions to Insureds suffering from terminal illness. You may surrender the Policy at any time for its Net Cash Surrender Value. AVLIC incurs expenses immediately upon the issuance of the Policy that are recovered over a period of years. Therefore, a Policy Surrender prior to on or before the 14th anniversary date will be assessed a Surrender Charge consisting of the Contingent Deferred Sales Charge and the Contingent Deferred Administrative Charge. The charge decreases each year until no Surrender Charge is applied after the 14th Policy Year. Increases in coverage after issue will also have a Surrender Charge associated with them. (See pages 23 and 28).

                           RETIREMENT INCOME BENEFITS

You may take loans at a net zero interest rate after ten years. Should the Policy lapse while loans are outstanding, the portion of the loan attributable to earnings will become taxable distributions. (See page 23).

You may Surrender the Policy or make a partial withdrawal and take values as payments under one or more of five different payment options.

                                 DEATH BENEFITS

Generally, Death Benefit Income is tax free to the Beneficiary. The Beneficiary may be paid a lump sum or may select any of the five payment methods available as retirement benefits.



                                    APPLAUSE!
                                        6

SUMMARY

The following summary is intended to highlight the most important features of an APPLAUSE! Policy that you, as a prospective Policy Owner, should consider. You will find more detailed information in the main portion of the prospectus; cross-references are provided for your convenience. Capitalized terms are defined in the Definitions section of this prospectus. This summary and all other parts of this prospectus are qualified in their entirety by the terms of the APPLAUSE! Policy, which is available upon request from AVLIC.

WHO IS THE ISSUER OF AN APPLAUSE! POLICY?
AVLIC is the issuer of each APPLAUSE! Policy. AVLIC enjoys a rating of A (Excellent) for financial strength and operating performance from A.M. Best Company, a firm that analyzes insurance carriers. This is the third highest of Best's 15 categories. AVLIC is rated AA (Very Strong) for financial insurance strength from Standard & Poor's. This is the third highest of Standard & Poor's 21 ratings. A stock life insurance company organized in Nebraska, AVLIC is a wholly owned subsidiary of AMAL Corporation which is, in turn, owned by Ameritas Life Insurance Corp. ("Ameritas Life") and AmerUs Life Insurance Company ("AmerUs Life"). Ameritas Life , AmerUs Life and AMAL Corporation guarantee the obligations of AVLIC, including the obligations of AVLIC under each APPLAUSE! Policy; taken together, these companies have aggregate assets of over $14.5 billion as of December 31, 1998. (See the section on Ameritas Variable Life Insurance Company.)

WHY SHOULD I CONSIDER PURCHASING AN APPLAUSE! POLICY?
The primary purpose of an APPLAUSE! Policy is to provide life insurance protection on the Insured named in the Policy. This means that, so long as the Policy is in force, it will provide for:


o payment of a Death Benefit, which will never be less than the Specified Amount the Policy Owner selects. (See the section on Death Benefit Options.)

o Policy loan, Surrender and withdrawal features. (See the section on Policy Rights.)

o the payment of Maturity Benefits to the Policy Owner, if living, on the Maturity Date. (See the section on Benefits at Maturity.)


An APPLAUSE! Policy also includes an investment component. This means that, so long as the Policy is in force, you will be responsible for selecting the manner in which Net Premiums will be invested. Thus, the value of an APPLAUSE! Policy will reflect your investment choices over the life of the Policy.

HOW DOES THE INVESTMENT COMPONENT OF MY APPLAUSE! POLICY WORK?
AVLIC has established Separate Account V, which is separate from all other assets of AVLIC, as a vehicle to receive and invest premiums received from APPLAUSE! Policy Owners and owners of certain other variable universal life products offered by AVLIC. Separate Account V is divided into separate
Subaccounts. Each Subaccount invests exclusively in shares of one of the investment portfolios available through APPLAUSE!. Each Policy Owner may allocate Net Premiums to one or more Subaccounts, or to AVLIC's Fixed Account in the initial application. These allocations may be changed, without charge, by notifying AVLIC's Home Office. The aggregate value of your interests in the Subaccounts and the Fixed Account will represent the Accumulation Value of your APPLAUSE! Policy. (See the section on Accumulation Value.)

WHAT INVESTMENT OPTIONS ARE AVAILABLE THROUGH THE APPLAUSE! POLICY?
The Investment Options available through APPLAUSE! II include 27 investment portfolios, each of which is a separate series of a mutual fund managed by Ameritas Investment Corp., Fidelity Management & Research Company, Fred Alger Management, Inc., Massachusetts Financial Services Company or Morgan Stanley Dean Witter Investment Management Inc. These portfolios are:

Management, Inc., Massachusetts Financial Services Company or Morgan Stanley Dean Witter Investment Management Inc. These portfolios are:


O   AMERITAS INVESTMENT CORP.:
                                    Ameritas Money Market
                                      Ameritas Index 500
                                       Ameritas Growth
                                   Ameritas Income & Growth
                                Ameritas Small Capitalization
                                    Ameritas MidCap Growth
                                   Ameritas Emerging Growth
                                      Ameritas Research
                                  Ameritas Growth With Income


                                    APPLAUSE!
                                       7

O     FIDELITY MANAGEMENT & RESEARCH COMPANY:

                                VIP Equity-Income
                                   VIP Growth
                                 VIP High Income
                                  VIP Overseas
                              VIP II Asset Manager
                          VIP II Investment Grade Bond
                          VIP II Asset Manager: Growth
                                VIP II Contrafund

O     FRED ALGER MANAGEMENT, INC.:
                                    Balanced
                                Leveraged AllCap

O     MASSACHUSETTS FINANCIAL SERVICES COMPANY:
                                    Utilities
                               Global Governments
                                  New Discovery

O     MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.:
                             Emerging Markets Equity
                                  Global Equity
                              International Magnum
                                  Asian Equity
                                U.S. Real Estate

Details about the investment objectives and policies of each of the available investment portfolios, and management fees and expenses appear in the sections on Investment Objectives and Policies of the Funds' Portfolios and Fund Expense Summary. In addition to the listed portfolios, you may also elect to allocate Net Premiums to AVLIC's Fixed Account. (See the section on Fixed Account).

HOW DOES THE LIFE INSURANCE COMPONENT OF AN APPLAUSE! POLICY WORK?
An APPLAUSE! Policy provides for the payment of a minimum Death Benefit upon the death of the Insured. The amount of the minimum Death Benefit--sometimes referred to as the Specified Amount of your APPLAUSE! Policy--is chosen by you at the time your APPLAUSE! Policy is established. However, Death Benefit Proceeds--the actual amount that will be paid after AVLIC receives Satisfactory Proof of Death of the Insured--will vary over the life of your APPLAUSE! Policy, depending on which of the two available coverage options you select.

If you choose Option A, Death Benefit Proceeds payable under your APPLAUSE! Policy will be the Specified Amount of your APPLAUSE! Policy or the applicable percentage of its Accumulation Value, whichever is greater. If you choose Option B, Death Benefit Proceeds payable under your APPLAUSE! Policy will be the Specified Amount of your APPLAUSE! Policy plus the Accumulation Value of your APPLAUSE! Policy, or if it is higher, the applicable percentage of the Accumulation Value on the date of death. In either case, the applicable percentage is established based on the age of the Insured at the date of death. (See the section on Death Benefit Options.)


If the Extended Maturity Option is in effect, the Death Benefit will be the Accumulation Value.


ARE THERE ANY RISKS INVOLVED IN OWNING AN APPLAUSE! POLICY?
Yes. Over the life of your APPLAUSE! Policy, the Subaccounts to which you allocate your premiums will fluctuate with changes in the stock market and overall economic factors. These fluctuations will be reflected in the Accumulation Value of your APPLAUSE! Policy and may result in loss of principal. For this reason, the purchase


                                    APPLAUSE!
                                       8
of an APPLAUSE! Policy may not be suitable for all individuals. It may not be advantageous to purchase an APPLAUSE! Policy to replace or augment your existing insurance arrangements. Appendix A includes tables illustrating the impact that hypothetical market returns would have on Accumulation Values under an APPLAUSE! Policy.

WHAT IS THE PREMIUM THAT MUST BE PAID TO KEEP AN APPLAUSE! POLICY IN FORCE?
Like traditional life insurance policies, an APPLAUSE! Policy requires the payment of periodic premiums in order to keep the Policy in force. You will be asked to establish a payment schedule before your APPLAUSE! Policy becomes effective.

The distinction between traditional life policies and an APPLAUSE! Policy is that an APPLAUSE! Policy will not lapse simply because premium payments are not made according to that payment schedule. However, an APPLAUSE! Policy will lapse, even if scheduled premium payments are made, if the Net Cash Surrender Value of your APPLAUSE! Policy falls below zero or premiums paid do not, in the aggregate, equal the premium necessary to satisfy the Guaranteed Death Benefit provision or Extended Guaranteed Death Benefit rider, if it is in effect. (See the section on Premiums.)

HOW ARE PREMIUMS PAID, PROCESSED AND CREDITED TO ME?
Your APPLAUSE! Policy will be issued after a completed application is accepted, and the initial premium payment is received, by AVLIC at its Home Office. AVLIC's Home Office is located at 5900 "O" Street, P.O. Box 82550, Lincoln, NE 68501. Your initial premium will be allocated to the Money Market Subaccount for 13 days following the Issue Date, and then will be allocated to the Subaccounts and/or the Fixed Account, according to selections you made in your application. You have the right to examine your APPLAUSE! Policy and return it for a refund for a limited time, even after the Issue Date. (See the section on Issuance of a Policy.)


You may make subsequent premium payments according to your Planned Periodic Premium schedule; although you are not required to do so. AVLIC will send premium payment notices to you, according to any schedule you select. When AVLIC receives your premium payment at its Home Office, we will deduct any applicable Percent of Premium Charge and allocate the Net Premium to the Subaccounts and/or the Fixed Account according to your selections. (See the sections on Premiums and Allocations of Premiums and Accumulation Value.)


As already noted, APPLAUSE! provides you considerable flexibility in determining the frequency and amount of premium payments. This flexibility is not, however, unlimited. You should keep certain factors in mind in determining the payment schedule that is best suited to your needs. These include the amount of the Guaranteed Death Benefit Premium and/or Net Policy Funding requirement needed to keep your APPLAUSE! Policy in force; maximum premium limitations established under the federal tax laws; and the impact that reduced premium payments may have on the Net Cash Surrender Value of your APPLAUSE! Policy.
(See the section on Premiums.)

IS THE ACCUMULATION VALUE OF MY APPLAUSE! POLICY AVAILABLE BEFORE THE MATURITY DATE WITHOUT SURRENDER?
Yes. You may access the value of your APPLAUSE! Policy in one of two ways. First, you may obtain a loan, secured by the Accumulation Value of your APPLAUSE! Policy following its first Policy Anniversary. The maximum interest rate on any such loan is 8% annually. After the later of age 55 or the tenth Policy Anniversary, you may borrow against a limited amount of the Accumulation Value of your APPLAUSE! Policy at a maximum annual interest rate of 5%; the current rate for such loans is 4.5% annually. While the loan is outstanding, you will earn 4.5% interest on the Accumulation Value securing the loan. (See the section on Loan Benefits.)


You may also access the value of your APPLAUSE! Policy by making a partial withdrawal. A partial withdrawal is not subject to Surrender Charges, but is subject to a maximum charge not to exceed the lesser of $50 or 2% of the amount withdrawn (currently, the partial withdrawal charge is the lesser of $25 or 2%). (See the section on Partial Withdrawals.)


ARE THERE ANY OTHER CHARGES ASSOCIATED WITH OWNERSHIP OF AN APPLAUSE! POLICY? AVLIC will deduct a Sales Load Charge from each premium payment made on an APPLAUSE! Policy. Certain states impose premium and other taxes in connection with insurance policies such as an


                                    APPLAUSE!
                                       9

APPLAUSE!. AVLIC deducts2.5% of each premium paid as a Premium Charge for Taxes.

Charges are also deducted against the Accumulation Value to cover the Cost of Insurance under the Policy and to compensate AVLIC for administering each individual APPLAUSE! Policy. These charges, which are part of the Monthly Deduction, are calculated and paid on each Monthly Activity Date. The Cost of Insurance is calculated based on risk factors relating to the Insured as reflected in relevant actuarial tables. The Monthly Deduction also includes a flat Administrative Expense Charge. This charge, currently fixed at $9 per policy per month for the first Policy Year and $4.50 for later Policy Years, may be increased during the life of your APPLAUSE! Policy, up to a guaranteed $9 maximum. (See the section on Charges from Accumulation Value.)

For its services in administering Separate Account V and Subaccounts and as compensation for bearing certain mortality and expense risks, AVLIC is also entitled to receive fees. These fees are calculated daily during the first 20 years of each APPLAUSE! Policy, at an annual rate not to exceed 0.90% (currently 0.90% for Policy Years 1-20 and 0.65% thereafter). of the value of the average daily net assets of Separate Account V. No Mortality and Expense Risk Charges will be deducted from the amount in the Fixed Account. (See the section on Daily Charges Against the Separate Account.)

Finally, because AVLIC incurs expenses immediately upon the issuance of an APPLAUSE! Policy that are recovered over a period of years, an APPLAUSE! Policy that is Surrendered on or before its 14th Policy Anniversary Date is subject to a Surrender Charge. The maximum Surrender Charge is $40 per $1000 of Specified Amount; additional Surrender Charges may apply if you increase the Specified Amount of your APPLAUSE! Policy. Because the Surrender Charge may be significant upon early Surrender, you should purchase an APPLAUSE! Policy only if you intend to maintain your APPLAUSE! Policy for a substantial period. (See the section on Surrender Charge.)


Policy Owners who choose to allocate Net Premiums to one or more of the Subaccounts will also bear a pro rata share of the management fees and expenses paid by each of the investment portfolios in which the various Subaccounts invest. No such management fees are assessed against Net Premiums allocated to the Fixed Account. (See the section on Fund Expense Summary.)


WHEN DOES MY APPLAUSE! POLICY TERMINATE?
You may terminate your APPLAUSE! Policy by Surrendering the Policy during the lifetime of the Insured for its Net Cash Surrender Value. As noted above, your APPLAUSE! Policy will terminate if you fail to pay required premiums or maintain sufficient Net Cash Surrender Value to cover Policy charges. (See the sections on Surrenders and Premiums.)

Finally, your APPLAUSE! Policy will terminate on its Maturity Date if the named Insured is living on that date unless you have elected the Extended Maturity Option. The Maturity Date is the Policy Anniversary nearest to the Insured's 100th birthday. On the Maturity Date, AVLIC will pay to you, the Policy Owner, an amount--referred to as the Maturity Benefit--equal to the Accumulation Value of your APPLAUSE! Policy, less any Outstanding Policy Debt. (See the section on Benefits at Maturity.)


YEAR 2000

Like other insurance companies and their separate accounts, AVLIC and Separate Account V could be adversely affected if the computer systems they rely upon do not properly process date-related information and data involving the years 2000 and after. This issue arose because both mainframe and PC-based computer hardware and software have traditionally used two digits to identify the year. For example, the year 1998 is input, stored and calculated as "98." Similarly, the year 2000 would be input, stored and calculated as "00." If computers assume this means 1900, it could cause errors in calculations, comparisons, and other computing functions.

Like all insurance companies, AVLIC makes extensive use of dates and date calculations. We began a corporate-wide Year 2000 (Y2K) project in mid-1996. Our goal is to ensure that our computer systems continue to operate smoothly with no service disruptions before, during or after the year 2000.

As of December 31, 1998, all of our computer application and operating systems had been updated for the year 2000. Continuous testing and monitoring throughout 1999 will help AVLIC continue to meet our contractual and service obligations to our customers. In addition to our internal efforts, AVLIC is working closely with vendors and other business partners to confirm that they too are addressing Y2K issues on a timely basis. We believe that we

                                    APPLAUSE!
                                       10
are Y2K-compliant; however, in the event we or our service providers, vendors, financial institutions or others with which we conduct business, fail to be Y2K-compliant, there would be a materially adverse effect on us. Certain vendors and/or business partners, due to their exposure to foreign markets, may face additional Y2K issues. Please see the Funds' prospectuses for information on the Funds' preparedness for Y2K.

AVLIC, THE SEPARATE ACCOUNT AND THE FUNDS

AMERITAS VARIABLE LIFE INSURANCE COMPANY
Ameritas Variable Life Insurance Company ("AVLIC") is a stock life insurance company organized in the State of Nebraska. AVLIC was incorporated on June 22, 1983 and commenced business December 29, 1983. AVLIC is currently licensed to, sell life insurance in 46 states, and the District of Columbia. AVLIC's financial statements may be found at page F-II-1.

AVLIC is a wholly owned subsidiary of AMAL Corporation, a Nebraska stock company. AMAL Corporation is a joint venture of Ameritas Life Insurance Corp. ("Ameritas Life"), a Nebraska stock life insurance company, which owns a majority interest in AMAL Corporation; and AmerUs Life Insurance Company ("AmerUs Life"), an Iowa stock life insurance company, which owns a minority interest in AMAL Corporation. The Home Offices of both AVLIC and Ameritas Life are at 5900 "O" Street, P.O. Box 82550, Lincoln, Nebraska 68501 ("Home Office").

On April 1, 1996 Ameritas Life consummated an agreement with AmerUs Life whereby AVLIC became a wholly owned subsidiary of a newly formed holding company, AMAL Corporation. Under terms of the agreement AMAL Corporation is 66% owned by Ameritas Life and 34% owned by AmerUs Life. AmerUs Life has options to purchase an additional interest in AMAL Corporation if certain conditions are met. There are no other owners of 5% or more of the outstanding voting securities of AVLIC.

Ameritas Life and its subsidiaries had total assets at December 31, 1998 of over $4.1 billion. AmerUs Life had total assets as of December 31, 1998 of over $10.4 billion.

AVLIC has a rating of A (Excellent) for financial strength and operating performance from A.M. Best Company, a firm that analyzes insurance carriers. This is the third highest of Best's 15 categories. AVLIC is rated AA (Very Strong) for financial insurance strength from Standard & Poor's. This is the third highest of Standard & Poor's 21 ratings. Ameritas Life enjoys a long standing A+ (Superior) rating from A.M. Best, the second highest of Best's ratings.

Ameritas Life, AmerUs Life and AMAL Corporation guarantee the obligations of AVLIC. This guarantee will continue until AVLIC is recognized by a national rating agency as having a financial rating equal to or greater than Ameritas Life, or until AVLIC is acquired by another insurance company which has a financial rating by a national rating agency equal to or greater than Ameritas Life and which agrees to assume the guarantee. AmerUs Life will be relieved of its obligations under the guarantee if it sells its interest in AMAL Corporation to another insurance company which has a financial rating by a national rating agency equal to or greater than that of AmerUs Life, and the purchaser assumes the guarantee.

Ameritas Investment Corp. ("AIC"), the principal underwriter of the Policies, may publish in advertisements and reports to Policy Owners, the ratings and other information assigned to Ameritas Life and AVLIC by one or more independent rating services. Published material may also include charts and other information concerning dollar cost averaging, portfolio rebalancing, earnings sweep, tax-deference, asset allocation, diversification, long term market trends, index performance, and other investment methods and programs. The purpose of the ratings is to reflect the financial strength of AVLIC. The ratings do not relate to the performance of Separate Account V.

THE SEPARATE ACCOUNT
Ameritas Variable Life Insurance Company Separate Account V ("Separate Account V") was established under Nebraska law on August 28, 1985. The assets of Separate Account V are held by AVLIC segregated from all of AVLIC's other assets, are not chargeable with liabilities arising out of any other business which AVLIC may conduct, and are not affected by income, gains, or losses of AVLIC. Although the assets maintained in Separate Account V will not be charged with any liabilities arising out of AVLIC's other business, all obligations arising under the Policies are liabilities of AVLIC who will maintain assets in Separate Account V of a total market value at least equal to the reserve and other contract liabilities of Separate Account V. Separate Account V will at all times contain assets equal to or greater than Accumulation Values invested in Separate Account V. Nevertheless, to the extent assets in the Separate Account V exceed AVLIC's liabilities in Separate Account V, the assets are available to cover the liabilities of AVLIC's General Account. AVLIC may, from time to time, withdraw assets available to cover the General Account obligations.

                                    APPLAUSE!
                                       11

Separate Account V is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any SEC supervision of the management or investment policies or practices of Separate Account V. For state law purposes, Separate Account V is treated as a Division of AVLIC.

PERFORMANCE INFORMATION
Performance information for the Subaccounts of Separate Account V and the Funds available for investment by Separate Account V may appear in advertisements, sales literature, or reports to Policy Owners or prospective purchasers. AVLIC may also provide a hypothetical illustration of Accumulation Value, Net Cash Surrender Value and Death Benefit based on historical investment returns of the Funds for a sample Insured based on assumptions as to age, sex, and other Policy specific assumptions.

AVLIC may also provide individualized hypothetical illustrations of Accumulation Value, Net Cash Surrender Value and Death Benefit based on historical investment returns of the Funds. These illustrations will reflect deductions for Fund expenses and Policy and Separate Account V charges, including the Monthly Deduction, Percent of Premium Charge, and the Surrender Charge. These hypothetical illustrations will be based on the actual historical experience of the Funds as if the Subaccounts had been in existence and a Policy issued for the same periods as those indicated for the Funds.

THE FUNDS

There are currently 27 Subaccounts within Separate Account V available to Policy Owners for new allocations. The assets of each Subaccount are invested in shares of a corresponding portfolio of one of the following mutual Funds (collectively, the "Funds"): Calvert Variable Series, Inc. Ameritas Portfolios ("Ameritas Portfolios"); Variable Insurance Products Fund and Variable Insurance Products Fund II, (respectively, "VIP" and "VIP II"; collectively "Fidelity Funds"); The Alger American Fund ("Alger American Funds"); MFS Variable Insurance Trust ("MFS Trust"); and Morgan Stanley Dean Witter Universal Funds, Inc. ("MSDW Universal Funds"). The Ameritas Portfolios receive investment advisory services from Ameritas Investment Corp. ("AIC"). AIC is a registered investment adviser under the Investment Advisers Act of 1940 and is an affiliate of AVLIC. AIC also contracts with subadvisers. The following subadvisers provide investment subadvisory services to the indicated portfolios:

Portfolio                       Subadviser
--------------                  ---------------------
Ameritas Money Market           Calvert Asset Management Company, Inc.
Ameritas Index 500              State Street Global Advisors
Ameritas Growth                 Fred Alger Management, Inc. ("Alger Management")
Ameritas Income & Growth        Alger Management
Ameritas Small Capitalization   Alger Management
Ameritas MidCap Growth          Alger Management
Ameritas Emerging Growth        Massachusetts Financial Services Company
                                ("MFS Co.")
Ameritas Research               MFS Co.
Ameritas Growth With Income     MFS Co.

VIP, which is managed by Fidelity Management & Research Company ("Fidelity"), offers the following portfolios: VIP Equity-Income, VIP Growth, VIP High Income and VIP Overseas. VIP II, also managed by Fidelity, offers the following portfolios: VIP II Asset Manager, VIP II Investment Grade Bond, VIP II Asset
Manager: Growth, and VIP II Contrafund. The Alger American Fund, which is managed by Fred Alger Management, Inc. ("Alger Management"), offers the following portfolios: Alger American Balanced ("Balanced") and Alger American Leveraged AllCap ("Leveraged AllCap"). The MFS Trust, managed by Massachusetts Financial Services Company ("MFS Co."), offers the following portfolios or series in connection with this Policy: MFS Utilities, MFS Global Governments, and MFS New Discovery. The MSDW Universal Funds offer the following portfolios in connection with the Policy, all of which are managed by Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management"): Emerging Markets Equity, Global Equity, International Magnum, Asian Equity and U.S. Real Estate. Each Fund is registered with the SEC under the Investment Company Act of 1940 as an open-end management investment company.


The assets of each portfolio of the Funds are held separate from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

                                    APPLAUSE!
                                       12

The investment objectives and policies of each portfolio are summarized below. There is no assurance that any of the portfolios will achieve their stated objectives. More detailed information, including a description of investment objectives, policies, restrictions, expenses and risks, is in the prospectuses for each of the Funds, which must accompany or precede this prospectus. All underlying Fund information, including Fund prospectuses, has been provided to AVLIC by the underlying Funds. AVLIC has not independently verified this information. One or more of the portfolios may employ investment techniques that involve certain risks, including investing in non-investment grade, high risk debt securities, entering into repurchase agreements and reverse repurchase agreements, lending portfolio securities, engaging in "short sales against the box," investing in instruments issued by foreign banks, entering into firm commitment agreements and investing in warrants and restricted securities. In addition, certain of the portfolios may invest in securities of foreign issuers.


The Leveraged AllCap portfolio may borrow money to increase its portfolio of securities, and may purchase or sell options and enter into futures contracts on securities indexes to increase gain or to hedge the value of the portfolio. Certain of the portfolios are permitted to invest a portion of their assets in non-investment grade, high risk debt securities; these portfolios include the VIP High Income, VIP Equity-Income, VIP II Asset Manager: Growth, VIP II Asset Manager portfolios of the Fidelity Funds, and the Research portfolio of the Ameritas Portfolios. Certain portfolios are designed to invest a substantial portion of their assets overseas, such as the VIP Overseas portfolio and the International Magnum portfolio of the MSDW Universal Funds. Other portfolios invest primarily in the securities markets of emerging nations. Investments of this type involve different risks than investments in more established economies, and will be affected by greater volatility of currency exchange rates and overall economic and political factors. Such portfolios include the Emerging Markets Equity and Asian Equity portfolios of the MSDW Universal Funds. The Emerging Markets Equity portfolio may also invest in non-investment grade, high risk debt securities (also known as "junk bonds") and securities of Russian companies. Investment in Russian companies may involve risks associated with that nation's system of share registration and custody. Securities of non-U.S. issuers (including issuers in emerging nations) may also be purchased by each of the portfolios of the MFS Trust, by the Emerging Growth, Research, and Growth With Income portfolios of the Ameritas Portfolios, and by the Global Equity portfolio of the MSDW Universal Funds. Investments acquired by the U.S. Real Estate portfolio of the MSDW Universal Funds may be subject to the risks associated with the direct ownership of real estate and direct investments in real estate investment trusts. Further information about the risks associated with investments in each of the Funds and their respective portfolios is contained in the prospectus relating to that Fund. These prospectuses, together with this prospectus, should be read carefully and retained.

The investments in the Funds may be managed by Fund managers which manage one or more other mutual funds that have similar names, investment objectives, and investment styles as the Funds. You should be aware that the Funds are likely to differ from the other mutual funds in size, cash flow pattern, and tax matters. Thus, the holdings and performance of the Funds can be expected to vary from those of the other mutual funds.


You should periodically consider the allocation among the Subaccounts in light of current market conditions and the investment risks attendant to investing in the Funds' various portfolios.

Separate Account V will purchase and redeem shares from the portfolios at the net asset value. Shares will be redeemed to the extent necessary for AVLIC to collect charges, pay the Surrender Values, partial withdrawals, and make Policy loans or to transfer assets among Investment Options as you requested. Any dividend or capital gain distribution received is automatically reinvested in the corresponding Subaccount.

Since each of the Funds is designed to provide investment vehicles for variable annuity and variable life insurance contracts of various insurance companies and will be sold to separate accounts of other insurance companies as investment vehicles for various types of variable life insurance policies and variable annuity contracts, there is a possibility that a material conflict may arise between the interests of Separate Account V and one or more of the separate accounts of another participating insurance company. In the event of a material conflict, the affected insurance companies agree to take any necessary steps, including removing their separate accounts from the Funds, to resolve the matter. The risks of such mixed and shared funding are described further in the prospectuses of the Funds.


INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS' PORTFOLIOS

PORTFOLIO                  INVESTMENT POLICIES                                  OBJECTIVE
---------                  --------------------                                 ----------

AMERITAS PORTFOLIOS
Ameritas Money Market      Invests in U.S. dollar-denominated money             Seeks as high a level of current
                           market securities of domestic and foreign            income as is consistent with


                                    APPLAUSE!
                                       13


                           issuers, including U.S. Government securities        preservation of capital and
                           and repurchase agreements.  Invests more than        liquidity.
                           25% of total assets in the financial services
                           industry.

Ameritas Index 500         Under normal circumstances, seeks to invest at       Seeks investment  results that
                           least 80% of its assets in common stock              correspond to the total return of
                           included in the Standard & Poor's 500.               common stocks publicly traded in the
                                                                                United States, as represented  by
                                                                                the  Standard & Poor's 500.

Ameritas Growth            Focuses on companies that generally have broad       Seeks long-term capital appreciation.
                           product lines, markets, financial resources and
                           depth of management.  Under normal
                           circumstances, the portfolio invests primarily in
                           equity securities, such as common or preferred
                           stocks, of large companies listed on U.S. exchanges
                           or in the U.S. over-the-counter market.  The portfolio
                            considers a large company to have a market
                           capitalization of $1 billion or greater.

Ameritas Income &          Under normal circumstances, invests in dividend      Primarily seeks to provide a high
Growth                     paying equity securities, such as common or          level of dividend income.  Its
                           preferred  stocks,  preferably those which the       secondary goal is to provide capital
                           subadvisor  believes also offer opportunities        appreciation.
                           for capital appreciation.
Ameritas Small
  Capitalization           It focuses on small,  fast-growing companies that
                           offer innovative products, services or technologies
                           to a rapidly expanding marketplace.  Under normal
                           circumstances, the portfolio invests primarily in
                           the equity securities, such as common or preferred
                           stocks, of small capitalization companies            Seeks long-term capital appreciation.
                           U.S. exchanges or in the U.S. over-the-counter
                           market.  A small capitalization company is one that
                           has a market capitalization within the range of
                           companies in the Russell 2000 Growth Index or the
                           S&P SmallCap 600 Index.

Ameritas MidCap Growth     Invests in midsize companies with promising          Seeks long-term capital appreciation.
                           growth potential.  Under normal circumstances,
                           the portfolio invests primarily in the equity securities,
                           such as common or preferred stocks, of companies
                           listed on  U.S. exchanges or in the U.S. over-the-
                           counter  market and having a market capitalization
                           within the  range of companies in the S&P
                           MidCap 400 Index.

Ameritas Emerging Growth   Invests, under normal market conditions, at least    Seeks  long-term growth of capital.
                           65% of its total assets in common stocks and related
                           securities, such as preferred stocks, convertible
                           securities and depositary receipts for those securities,
                           of emerging growth companies.

Ameritas Research          Invests,  under normal market conditions, at least   Seeks long-term growth of capital and
                           80% of its total assets in common stocks and         future income.
                           related securities, such as preferred stocks,
                           convertible securities and depositary receipts.  The
                           portfolio focuses on companies that the subadvisor
                           believes  have favorable prospects for long-term
                           growth,  attractive valuations based on current and
                           expected  earnings or cash flow, dominant or
                           growing market  share and superior management.
                           The fund may invest  in companies of any size.  The
                           portfolio's investments  may include securities
                           traded on securities exchanges  or in the over-the-
                           counter markets.

Ameritas Growth
  With Income              Invests, under normal market conditions, at least    Seeks to provide  reasonable current
                           65% of its total assets in common  stocks and        income  and long-term growth of
                           related securities, such as preferred stocks         capital and income.
                           convertible securities and depositary receipts for
                           those securities.  These securities may be listed
                           on a securities exchange or traded in the over-the-
                           counter markets.  While the portfolio may invest
                           in companies of any size, it may generally focus
                           on companies with larger market capitalizations


                                    APPLAUSE!
                                       14



                           that the subadvisor believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow.


FIDELITY FUNDS


VIP Equity-Income          Investing at least 65% in income-producing           Seeks reasonable income. Will also
                           equity  securities,  which tends to lead to          consider the potential for capital
                           investments  in large cap  "value"  stocks.          appreciation. Seeks a yield  which
                                                                                exceeds the composite yield on the
                                                                                securities comprising the Standard
                                                                                & Poor's 500.

VIP Growth                 Investing  primarily in common stocks. Investing     Seeks capital appreciation.
                           in companies that it believes have above-average
                           growth potential (stocks of these companies are
                           often called "growth" stocks). Investing in domestic
                           and foreign issuers.

VIP High Income            Investing at least 65% of total assets in income-    Seeks a high level of current income while also
                           producing debt securities, preferred stocks and      considering growth of capital.
                           convertible securities, with an emphasis on
                           lower-quality debt securities.

VIP Overseas               Investing at least 65% of total assetsin foreign     Seeks long-term growth of capital.
                           securities.  Investing primarily in common stocks.

VIP II Asset Manager       Allocating  the Fund's assets among  stocks,         Seeks high total return with reduced risk over
                           bonds,  and short-term and money  market             the long term by allocating its assets among
                           instruments. Maintaining a neutral mix over time     stocks, bonds, and short-term instruments.
                           of 50% of assets in stocks, 40% of assets in bonds,
                           and 10% of assets  in  short-term and money market
                           instruments.

VIP II Investment
   Grade Bond              Investing in U.S. dollar-denominated investment-     Seeks as high a level of current income as is
                           grade bonds.                                         consistent with the preservation of capital.

VIP II Asset Manager:
   Growth                  Allocating   the  Fund's  assets  among  stocks      Seeks to  maximize  total return by allocating its
                           bonds, and short-term  and  money market             assets  among  stocks, bonds, short-term
                           instruments.  Maintaining a neutral mix over time    instruments and other investments.
                           of 70% of assets in  stocks, 25% of assets in bonds,
                           and 5% of  assets in short-term and money  market
                           instruments.



VIP II Contrafund          Investing primarily in common stocks. Investing      Seeks long-term capital appreciation.
                           in securities of companies whose value it believes
                           is not fully recognized by the public.

ALGER AMERICAN FUND


                                    APPLAUSE!
                                       15




Balanced                   The Portfolio focuses on stocks of companies         Seeks current income and long-term capital
                           with growth potential and fixed income               appreciation by investment in common stocks
                           securities, with emphasis on income-producing        and fixed income and convertible securities,
                           securities which appear to have some potential       with emphasis on income producing securities
                           for capital appreciation. Under normal               which appear to have potential for capital
                           circumstances, it invests in common stocks and       appreciation.
                           fixed income securities, which include
                           commercial paper and bonds rated within the 4
                           highest rating categories by an established rating
                           agency or if not rated, which are determined by
                           the Manager to be of comparable quality.
                           Ordinarily, at least 25% of the Portfolio's net
                           assets are invested in fixed-income securities.


Leveraged AllCap           Under normal circumstances, the portfolio            Seeks long-term capital appreciation.
                           invests in the equity securities of companies of
                           any size which demonstrate promising growth
                           potential. The portfolio can leverage, that is,
                           borrow money, up to one-third of its total assets
                           to buy additional securities. By  borrowing money,
                           the portfolio has the potential to increase its
                           returns  if  the  increase  in the value of the
                           securities purchased exceeds the cost of borrowing,
                           including interest paid on the money borrowed.

MFS FUNDS

Utilities Series           Invests, under normal market                         Will seek capital growth
                           conditions, at least 65% of its                      and current income
                           total assets in equity and debt                      (income above that
                           securities of both domestic and                      available from a
                           foreign companies in the                             portfolio invested
                           utilities industry.                                  entirely in equity securities).
Global Governments
   Series                  Invests, under normal market conditions, at least    Will seek to provide income and capital
                           65% of its total assets in debt obligations that are appreciation.
                           issued or guaranteed as to principal and interest
                           by either (1) the U.S. Government, its agencies,
                           authorities or instrumentalities or (2) the
                           governments of foreign countries (including
                           emerging markets). May also invest in corporate
                           bonds (including lower rated bonds commonly
                           known as junk bonds) and mortgage-backed and
                           assets-backed securities.



New Discovery              Invests, under normal market conditions, at          Will seek capital appreciation.
                           least 65%


                                    APPLAUSE!
                                       16


                           of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies.

MSDW UNIVERSAL FUNDS
Emerging Markets
   Equity                  Invests primarily in equity securities of emerging   Long-term capital appreciation.
                           market country  issuers with a focus  on  those
                           issuers  with attractive growth characteristics,
                           reasonable valuations, and management teams
                           that focus on shareholder value.

Global Equity              Invests primarily in equity securities of issuers    Long-term capital appreciation.
                           throughout the world,including U.S. issuers and
                           emerging market countries, using an approach
                           that is oriented to the selection of individual
                           stocks that the portfolio's adviser believes are
                           undervalued.

International Magnum       Invests primarily in equity securities of non-       Long-term capital appreciation.
                           U.S. issuers, generally in accordance with
                           weightings  determined by  the portfolio's  adviser,
                           in countries  comprising the  Morgan Stanley Capital
                           International Europe, Australasia, Far East Index
                           commonly known as the "EAFE Index."

Asian Equity               Invests primarily in equity securities of Asian      Long-term capital appreciation.
                           issuers, excluding Japan, using a disciplined,
                           value-oriented approach to security selection.

U.S. Real Estate           Invests primarily in equity securities of            Above-average current income and long-term
                           companies primarily engaged in the U.S. real         capital appreciation.
                           estate industry, including real estate investment
                           trusts.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS
AVLIC reserves the right, subject to applicable law, to add, delete, combine, or substitute investments in Separate Account V if, in our judgment, marketing needs, tax considerations, or investment conditions warrant. This may happen due to a change in law or a change in a Fund's objectives or restrictions, or for some other reason. AVLIC may operate Separate Account V as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other AVLIC separate accounts. AVLIC may also transfer the assets of Separate Account V to another separate account. If necessary, we will notify the SEC and/or state insurance authorities and will obtain any required approvals before making these changes.

If any changes are made, AVLIC may, by appropriate endorsement, change the Policy to reflect the changes. In addition, AVLIC may, when permitted by law, restrict or eliminate any voting rights of Policy Owners or other persons who have voting rights as to Separate Account V. AVLIC will determine the basis for making any new Subaccounts available to existing Policy Owners.

You will be notified of any material change in the investment policy of any Fund in which you have an interest.

FIXED ACCOUNT
You may elect to allocate all or a portion of your Net Premium payments to the Fixed Account, and you may also transfer monies between Separate Account V and the Fixed Account. (See the section on Transfers.)

Payments allocated to the Fixed Account and transferred from Separate Account V to the Fixed Account are placed in AVLIC's General Account. The General Account includes all of AVLIC's assets, except those assets segregated in AVLIC's separate accounts. AVLIC has the sole discretion to invest the assets of the General Account, subject to applicable law. AVLIC bears an investment risk for all amounts allocated or transferred to the Fixed Account, plus interest credited, less any deduction for charges and expenses. The Policy Owner bears the investment risk that the Declared Rate, described below, will fall to a lower rate after the expiration of a Declared Rate period. Because of exemptions and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 (the "1933 Act"), nor is the General Account registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interest in it is generally subject to the provisions of the 1933 or 1940 Act. We understand that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account portion of the Policy; however, these disclosures may be subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in prospectuses.

                                    APPLAUSE!
                                       17

AVLIC guarantees that it will credit interest at a declared rate of at least 3.5%. AVLIC may, at its discretion, set a higher declared rate(s). Each month AVLIC will establish the declared rate for the Policies with a Policy Date or Policy Anniversary Date that month. Each month is assumed to have 30 days, and each year to have 360 days for purposes of crediting interest on the Fixed Account. The Policy Owner will earn interest on the amounts transferred or allocated to the Fixed Account at the declared rate effective for the month in which the Policy was issued, which rate is guaranteed for the remainder of the first Policy Year. During later Policy Years, all amounts in the Fixed Account will earn interest at the declared rate in effect in the month of the last Policy Anniversary. Declared interest rates may increase or decrease from previous periods, but will not fall below 3.5%. AVLIC reserves the right to change the declaration practice, and the period for which a declared rate will apply.

POLICY BENEFITS

The rights and benefits under the Policy are summarized in this prospectus; however prospectus disclosure regarding the Policy is qualified in its entirety by the Policy itself, a copy of which is available upon request from AVLIC.

PURPOSES OF THE POLICY

The Policy is designed to provide the Policy Owner with both lifetime insurance protection to the Policy Anniversary nearest the Insured's 95th birthday and flexibility in the amount and frequency of premium payments and with the level of life insurance proceeds payable under the Policy.

You are not required to pay scheduled premiums to keep the Policy in force, but you may, subject to certain limitations, vary the frequency and amount of premium payments. You also may adjust the level of Death Benefits payable under the Policy without having to purchase a new Policy by increasing (with evidence of insurability) or decreasing the Specified Amount. An increase in the Specified Amount will increase the Guaranteed Death Benefit and the Extended Guaranteed Death Benefit Premium required. If the Specified Amount is decreased, however, the Guaranteed Death Benefit and the Extended Guaranteed Death Benefit Premium will not decrease. Thus, as insurance needs or financial conditions change, you have the flexibility to adjust life insurance benefits and vary premium payments.


The Death Benefit may, and the Accumulation Value will, vary with the investment experience of the chosen Subaccounts of Separate Account V. Thus the Policy Owner benefits from any appreciation in value of the underlying assets, but bears the investment risk of any depreciation in value. As a result, whether or not a Policy continues in force may depend in part upon the investment experience of the chosen Subaccounts. The failure to pay a Planned Periodic Premium will not necessarily cause the Policy to lapse, but the Policy could lapse even if Planned Periodic Premiums have been paid, depending upon the investment experience of Separate Account V. If the Guaranteed Death Benefit Premiums are satisfied by Net Policy Funding, AVLIC will keep the Policy in force during the Guaranteed Death Benefit Period and provide a Death Benefit. In certain instances, this Net Policy Funding will not, after the payment of Monthly Deductions, generate positive Net Cash Surrender Values.

DEATH BENEFIT PROCEEDS
As long as the Policy remains in force, AVLIC will, pay the Death Benefit Proceeds of the Policy upon Satisfactory Proof of Death, according to the Death Benefit option in effect at the time of the Insured's death. The amount of the Death Benefits payable will be determined at the end of the valuation period during which the Insured's death occurred. The Death Benefit Proceeds may be paid in a lump sum or under one or more of the payment options set forth in the Policy. (See the section on Payment Options.)

Death Benefit Proceeds will be paid to the surviving Beneficiary or Beneficiaries you specified in the application or subsequently changed. If you do not choose a Beneficiary, the proceeds will be paid to you, as the Policy Owner, or to your estate.

DEATH BENEFIT OPTIONS

The Policy provides two Death Benefit options, unless the Extended Maturity Rider is in effect. If the Extended Maturity Rider is in effect, the Death Benefit will be the same as the Accumulation Value. Extension of the Maturity Date may result in adverse tax consequences. (See the section on Benefits at Maturity.)


                                    APPLAUSE!
                                       18

The Policy Owner selects one of the options in the application. The Death Benefit under either option will never be less than the current Specified Amount of the Policy as long as the Policy remains in force. (See the section on Policy Lapse and Reinstatement.) The minimum initial Specified Amount is currently $50,000. The net amount at risk for Option A will generally be less than the net amount at risk for Option B. If you choose Option A, your Cost of Insurance deduction will generally be lower than if you choose Option B. (See the section on Charges and Deductions.) The following graphs illustrate the differences in the two Death Benefit options.


Option A.

OMITTED GRAPH ILLUSTRATES PAYOUT UNDER DEATH BENEFIT OPTION A, SPECIFICALLY BY SHOWING THE RELATIONSHIPS OVER TIME, BETWEEN THE SPECIFIED AMOUNT AND THE ACCUMULATION VALUE.

        Death Benefit Option A. Pays a Death Benefit equal to the Specified Amount or the Accumulation Value multiplied by the Death Benefit percentage (as illustrated at Point A) whichever is greater.

Under Option A, the Death Benefit is the current Specified Amount of the Policy or, if greater, the applicable percentage of Accumulation Value at the date of death. The applicable percentage is 250% for Insureds with an Attained Age 40 or younger on the Policy Anniversary Date prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary Date, the percentage declines. For example, the percentage at Attained Age 40 is 250%, at Attained Age 50 is 185%, at Attained Age 60 is 130%, at Attained Age 70 is 115%, at Attained Age 80 is 105%, and at Attained Age 90 is 100%. Accordingly, under Option A the Death Benefit will remain level at the Specified Amount unless the applicable percentage of Accumulation Value exceeds the current Specified Amount, in which case the amount of the Death Benefit will vary as the Accumulation Value varies. Policy Owners who prefer to have favorable investment performance, if any, reflected in higher Accumulation Value, rather than increased insurance coverage, generally should select Option A.


Option B.


OMITTED GRAPH ILLUSTRATES PAYOUT UNDER DEATH BENEFIT OPTION B, SPECIFICALLY BY SHOWING THE RELATIONSHIPS OVER TIME, BETWEEN THE SPECIFIED AMOUNT AND THE ACCUMULATION VALUE.

        Death Benefit Option B.Pays a Death Benefit equal to the Specified Amount plus the Policy's Accumulation Value or the Accumulation Value multiplied by the Death Benefit percentage, whichever is greater.


Under Option B, the Death Benefit is equal to the current Specified Amount plus the Accumulation Value of the Policy or, if greater, the applicable percentage of the Accumulation Value on the date of death. The applicable percentage is the same as under Option A: 250% for Insureds with an Attained Age 40 or younger on the Policy Anniversary Date prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary Date the percentage declines. Accordingly, under Option B the amount of the Death Benefit will always vary as the Accumulation Value varies (but will never be less than the Specified Amount). Policy Owners who prefer to have favorable investment performance, if any, reflected in increased insurance coverage, rather than higher Accumulation Values, generally should select Option B.


                                    APPLAUSE!
                                       19

CHANGE IN DEATH BENEFIT OPTION. The Death Benefit Option may be changed once per year after the first Policy Year by sending AVLIC a written request. The effective date of such a change will be the Monthly Activity Date on or following the date the change is approved by AVLIC. A change may have federal tax consequences.

If the Death Benefit option is changed from Option A to Option B, the Specified Amount after the change will equal the Specified Amount before the change less the Accumulation Value as of the date of the change. If the Death Benefit option is changed from Option B to Option A, the Specified Amount under Option A after the change will equal the Death Benefit under Option B on the effective date of change.

No charges will be imposed upon a change in Death Benefit option, nor will such a change in and of itself result in an immediate change in the amount of a Policy's Accumulation Value. However, a change in the Death Benefit option may affect the Cost of Insurance because this charge varies depending on the net amount at risk (i.e. the amount by which the Death Benefit as calculated on a Monthly Activity Date exceeds the Accumulation Value on that date). Changing from Option B to Option A generally will decrease the net amount at risk in the future, and will therefore decrease the Cost of Insurance. Changing from Option A to Option B generally will result in an increase in the Cost of Insurance over time because the Cost of Insurance Rate will increase with the Insured's age, even though the net amount at risk will generally remain level. If, however, the change was from Option B to Option A, the Cost of Insurance Rate may be different for the increased Death Benefit. On a change from Option A to Option B, the Specified Amount will decrease so that the Cost of Insurance Rate may be different. (See the sections on Charges and Deductions and Federal Tax Matters.)

CHANGE IN SPECIFIED AMOUNT. Subject to certain limitations, after the first Policy Year, a Policy Owner may increase or decrease the Specified Amount of a Policy. A change in Specified Amount may affect the Cost of Insurance Rate and the net amount at risk, both of which may affect a Policy Owner's Cost of Insurance and have federal tax consequences. (See the sections on Charges and Deductions and Federal Tax Matters.)


Any increase or decrease in the Specified Amount will become effective on the Monthly Activity Date on or following the date a written request is approved by AVLIC. The Specified Amount of a Policy may be changed only once per year and AVLIC may limit the size of a change in a Policy Year. The Specified Amount remaining in force after any requested decrease, for other than preferred
Insureds, may not be less than $35,000. In addition, if a decrease in the Specified Amount makes the Policy not comply with the maximum premium limit required by federal tax law the decrease may be limited or the Accumulation Value may be returned to you, at your election, to the extent necessary to meet the requirements. (See the section on Premiums.)

Increases in the Specified Amount will be allowed after the first Policy Year. For an increase in the Specified Amount, you must submit a written supplemental application. AVLIC may also require additional evidence of insurability. Although an increase need not necessarily be accompanied by an additional premium, in certain cases an additional premium will be required to put the requested increase in effect. (See the section on Premiums Upon Increases in Specified Amount.) The minimum amount of any increase is $25,000, and an increase cannot be made if the Insured's Attained Age is over 75. An increase in the Specified Amount will also increase Surrender Charges. An increase in the Specified Amount during the time the Guaranteed Death Benefit provision or Extended Guaranteed Death Benefit rider is in effect will increase the respective premium requirements. (See the section on Charges and Deductions.)


METHODS OF AFFECTING INSURANCE PROTECTIONYou may increase or decrease the pure insurance protection provided by a Policy-the difference between the Death Benefit and the Accumulation Value-in several ways as your insurance needs change. These ways include increasing or decreasing the Specified Amount of insurance, changing the level of premium payments, and making a partial withdrawal of the Policy's Accumulation Value. Certain of these changes may have federal tax consequences. The consequences of each of these methods will depend upon the individual circumstances.

                                    APPLAUSE!
                                       20

DURATION OF THE POLICY
The duration of the Policy generally depends upon the Accumulation Value. The Policy will remain in force so long as the Net Cash Surrender Value is sufficient to pay the Monthly Deduction or if the Guaranteed Death Benefit provision is in effect. (See the section on Charges from Accumulation Value.) However, when the Net Cash Surrender Value is insufficient to pay the Monthly Deduction and the Grace Period expires without an adequate payment by the Policy Owner, the Policy will lapse and terminate without value. (See the section on Policy Lapse and Reinstatement.)

ACCUMULATION VALUE
The Accumulation Value will reflect the investment performance of the chosen Investment Options, the Net Premiums paid, any partial withdrawals, and the charges assessed in connection with the Policy. You may Surrender the Policy at any time and receive the Policy's Net Cash Surrender Value. (See the section on Surrenders.) There is no guaranteed minimum Accumulation Value.

Accumulation Value is determined on each Valuation Date. On the Issue Date, the Accumulation Value will equal the portion of any Net Premium allocated to the Investment Options, reduced by the portion of the first Monthly Deduction allocated to the Investment Options. (See the section on Allocation of Premiums and Accumulation Value.) After that, on each Valuation Date, the Accumulation Value of the Policy will equal:

(1) The aggregate values belonging to the Policy in each of the Subaccounts on the Valuation Date, determined by multiplying each Subaccount's unit value by the number of Subaccount units you have allocated to the Policy; plus
(2)  The value of allocations to the Fixed Account; plus

(3) Any Accumulation Value impaired by Outstanding Policy Debt held in the General Account; plus
(4) Any Net Premiums  received on that Valuation Da less
(5) Any partial  withdrawal,  and its charge,  made on that Valuation Date; less
(6) Any  Monthly  Deduction  to be made on that  Valuation  Date;  less
(7) Any federal or state income taxes charged against the Accumulation Value.


In computing the Policy's Accumulation Value on the Valuation Date, the number of Subaccount units allocated to the Policy is determined after any transfers among Investment Options (and deduction of transfer charges) but before any other Policy transactions, such as receipt of Net Premiums and partial withdrawals. Because the Accumulation Value depends on a number of variables, a Policy's Accumulation Value cannot be predetermined.

THE UNIT VALUE. The unit value of each Subaccount reflects the investment performance of that Subaccount. The unit value of each Subaccount is calculated by:

(1) Multiplying the net asset value per share of each Fund portfolio on the Valuation Date times the number of shares held by that Subaccount, before the purchase or redemption of any shares on that Valuation Date; minus
(2) A charge not exceeding an annual rate of .90% for mortality and exp and risk;

(3) Dividing the result by the total number of units held in the Subaccount on the Valuation Date, before the purchase or redemption of any units on that Valuation Date.

(See the section on Daily Charges Against the Separate Account.)


VALUATION DATE AND VALUATION PERIOD. A Valuation Date is each day on which the New York Stock Exchange ("NYSE") is open for trading. The net asset value for each Fund portfolio is determined as of the close of regular trading on the NYSE. The net investment return for each Subaccount and all transactions and calculations with respect to the Policies as of any Valuation Date are determined as of that time. A Valuation Period is the period between two successive Valuation Dates, commencing at the close of the NYSE on each Valuation Date and ending at the close of the NYSE on the next succeeding Valuation Date.



                                    APPLAUSE!
                                       21

BENEFITS AT MATURITY

If the Insured is living on the Maturity Date, AVLIC will pay the Policy Owner the Accumulation Value of the Policy, less Outstanding Policy Debt ("Maturity Benefits"). The Policy will mature on the Policy Anniversary Date nearest the Insured's 95th birthday, unless the maturity has been extended by election of the Extended Maturity Option. The Extended Maturity Option, if elected, has the effect of continuing the Policy in force for purposes of providing a benefit at the time of the Insured's death. The Death Benefit will be the Accumulation Value. The Extended Maturity Option does not, however, extend the Maturity Date for purposes of determining benefits under any other option or rider. Once the Extended Maturity Option becomes effective, no further premium payments will be accepted and no deduction will be made for Cost of Insurance or riders. As long as the Policy continues in force, all other Policy provisions will remain in effect. Interest on Policy loans will continue to accrue and become part of the Outstanding Policy Debt. The Policy may be subject to certain adverse tax consequences when continued beyond the original scheduled Maturity Date. (See the discussion below.)


There is no extra premium for the Extended Maturity Option, but it must be elected by submitting a written request to AVLIC during the 90 days prior to the Maturity Date. The Extended Maturity Option is not available in all states. Further, the Internal Revenue Service has not issued a ruling regarding its tax consequences.

The Policy may be subject to certain adverse tax consequences when continued beyond the Maturity Date. Due to the lack of specific guidance by the Internal Revenue Service on this issue, the result is not certain. If the Policy is not treated as a life insurance contract for federal income tax purposes after the original scheduled Maturity Date, among other things, the Death Benefit may be taxable to the recipient. The Policy Owner should consult a qualified tax advisor regarding the possible adverse tax consequences resulting from extension of the original scheduled Maturity Date.

PAYMENT OF POLICY BENEFITS
Death Benefit Proceeds under the Policy will usually be paid within seven days after AVLIC receives Satisfactory Proof of Death. Maturity Benefits will ordinarily be paid within seven days of receipt of a written request. Payments may be postponed in certain circumstances. (See the section on Postponement of Payments.) The Policy Owner may decide the form in which Death Benefit Proceeds or Maturity Benefits will be paid. During the Insured's lifetime, the Policy Owner may arrange for the Death Benefit Proceeds to be paid in a lump sum or under one or more of the optional methods of payment described below. Changes must be in writing and will revoke all prior elections. If no election is made, AVLIC will pay Death Benefit Proceeds or Accumulation Value Benefit in a lump sum. When Death Benefit Proceeds are payable in a lump sum and no election for an optional method of payment is in force at the death of the Insured, the Beneficiary may select one or more of the optional methods of payment. Further, if the Policy is assigned, any amounts due to the assignee will first be paid in one sum. The balance, if any, may be applied under any payment option. Once payments have begun, the payment option may not be changed.


PAYMENT OPTIONS FOR DEATH BENEFIT PROCEEDS OR MATURITY BENEFITS ("POLICY PROCEEDS"). The minimum amount of each payment is $25. If a payment would be less than $25, AVLIC has the right to make payments less often so that the amount of each payment is at least $25. Once a payment option is in effect, Policy Proceeds will be transferred to AVLIC's General Account. AVLIC may make other payment options available in the future. For additional information concerning these options, see the Policy itself. The following payment options are currently available:


        OPTION AI-INTEREST PAYMENT OPTION. AVLIC will hold any amount applied under this option. Interest on the unpaid balance will be paid or credited each month at a rate determined by AVLIC.

        OPTION AII-FIXED AMOUNT PAYABLE OPTION. Each payment will be for an agreed fixed amount. Payments continue until the amount AVLIC holds runs out.

        OPTION B-FIXED PERIOD PAYMENT OPTION. Equal payments will be made for any period selected up to 20 years.

        OPTION C-LIFETIME PAYMENT OPTION. Equal monthly payments are based on the life of a named person. Payments will continue for the lifetime of that person. Variations provide for guaranteed payments for a period of time.


                                    APPLAUSE!
                                       22

        OPTION D-JOINT LIFETIME PAYMENT OPTION. Equal monthly payments are based on the lives of two named persons. While both are living, one payment will be made each month. When one dies, the same payment will continue for the lifetime of the other.

As an alternative to the above payment options, Death Benefits Proceeds or Maturity Benefits may be paid in any other manner approved by AVLIC. Further, one of AVLIC's affiliates may make payments under the above payment options. If an affiliate makes the payment, it will do so according to the request of the Policy Owner using the rules set out above.

POLICY RIGHTS

LOAN BENEFITS

LOAN PRIVILEGES. After the first Policy Anniversary Date, the Policy Owner may borrow an amount up to 90% of the Accumulation Value less any Surrender charges and any accrued expenses as of the date of the Policy loan at regular or reduced loan rates (described below). Loans usually are funded within seven days after receipt of a written request. The loan may be repaid at any time while the Insured is living, prior to the Maturity Date. Policy Owners in certain states may borrow 100% of the Net Cash Surrender Value after deducting Monthly Deductions and any interest on Policy loans that will be due for the remainder of the Policy Year. Loans may have a tax consequence. (See the section on Federal Tax Matters.)

INTEREST. AVLIC charges interest to Policy Owners at regular and reduced rates. Regular loans will accrue interest on a daily basis at a rate of up to 8% per year; currently the interest rate on regular Policy loans is 6.5%. Each year after the later of age 55 or the tenth Policy Anniversary Date, the Policy Owner may borrow a limited amount of the Net Cash Surrender Value at a reduced interest rate. For those loans, interest will accrue on a daily basis at a rate of up to 5% per year; the current reduced loan rate is 4.5%. The amount available at the reduced loan rate is 10% of the Net Cash Surrender Value as of the most recent Policy Anniversary Date, plus any loan previously made at a reduced loan rate. If unpaid when due, interest will be added to the amount of the loan and bear interest at the same rate. The Policy Owner earns 4.5% interest on the Accumulation Values securing the loans.


EFFECT OF POLICY LOANS. When a loan is made, Accumulation Value equal to the amount of the loan will be transferred from the Investment Options to the General Account as security for the loan. The Accumulation Value transferred will be allocated from the Investment Options according to the instructions you give when you request the loan. The minimum amount which can remain in a Subaccount or the Fixed Account as a result of a loan is $100. If no instructions are given the amounts will be withdrawn in proportion to the various Accumulation Values in the Investment Options. In any Policy Year that loan interest is not paid when due AVLIC will add the interest due to the principal amount of the Policy loan on the next Policy Anniversary. This loan interest due will be transferred from the Investment Options as set out above. No charge will be made for these transfers. A Policy loan will permanently affect the Accumulation Value and may permanently affect the amount of the Death Benefits, even if the loan is repaid. Policy loans will also affect Net Policy Funding for determining whether the Guaranteed Death Benefit provision is met.

Interest earned on amounts held in the General Account will be allocated to the Investment Options on each Policy Anniversary in the same proportion that Net Premiums are being allocated to those Investment Options at the time. Upon repayment of loan amounts, the portion of the repayment allocated in accordance with the repayment of loan provision (see below) will be transferred to increase the Accumulation Value in that Investment Option.

OUTSTANDING POLICY DEBT. The Outstanding Policy Debt equals the total of all Policy loans and accrued interest on Policy loans. If the Outstanding Policy Debt exceeds the Accumulation Value less any Surrender Charge and any Accrued Expense Charges, the Policy Owner must pay the excess. AVLIC will send a notice of the amount which must be paid. If you do not make the required payment within the 61 days after AVLIC sends the notice, the Policy will terminate without value ("lapse"). Should the Policy lapse while Policy loans are outstanding, the portion of the loans attributable to earnings will become taxable. You may lower the risk of a Policy lapsing while loans are outstanding as a result of a reduction in the market value of investments in the Subaccounts by investing in a diversified group of lower risk investment portfolios and/or transferring the Funds to the Fixed Account and receiving a guaranteed rate of return. Should you experience a substantial reduction you may need to lower anticipated withdrawals and loans, repay loans, make additional premium payments, or take other action to avoid Policy lapse. A lapsed Policy may later be reinstated. (See the section on Policy Lapse and Reinstatement.)


                                    APPLAUSE!
                                       23

REPAYMENT OF LOAN. Unscheduled premiums paid while a Policy loan is outstanding are treated as repayment of the loan only if the Policy Owner so requests. As a loan is repaid, the Accumulation Value in the General Account securing the repaid loan will be allocated among the Subaccounts and the Fixed Account in the same proportion that Net Premiums are being allocated at the time of repayment.

SURRENDERS
At any time during the lifetime of the Insured and prior to the Maturity Date, the Policy Owner may partially withdraw a portion of the Accumulation Value or Surrender the Policy by sending a written request to AVLIC. The amount available for Surrender is the Net Cash Surrender Value at the end of the Valuation Period when the Surrender request is received at AVLIC's Home Office. Surrenders will generally be paid within seven days of receipt of the written request. (See the section on Postponement of Payments.) Surrenders may have tax consequences. Once a Policy is Surrendered, it may not be reinstated. (See the section on Tax Treatment of Policy Proceeds.) Surrenders may be subject to Surrender Charges. (See the section on Surrender Charge.)

If the Policy is being Surrendered in its entirety, the Policy itself must be returned to AVLIC along with the request. AVLIC will pay the Net Cash Surrender Value. Coverage under the Policy will terminate as of the date of a total Surrender. A Policy Owner may elect to have the amount paid in a lump sum or under a payment option. (See the section on Payment Options.)


PARTIAL WITHDRAWALS
Partial withdrawals are irrevocable. The amount of a partial withdrawal may not be less than $500. The Net Cash Surrender Value after a partial withdrawal must be at least $1,000. Further, during Policy Years 1-5 the Accumulation Value after the partial withdrawal must equal two times the Guaranteed Death Benefit premium.


The amount paid will be deducted from the Investment Options according to your instructions when you request the withdrawal. However, the minimum amount remaining in a Subaccount as a result of the allocation is $100. If no instructions are given, the amounts will be withdrawn in proportion to the various Accumulation Values in the Investment Options.

The Death Benefit will be reduced by the amount of any partial withdrawal and may affect the way the Cost of Insurance charge is calculated and the amount of pure insurance protection under the Policy. (See the sections on Monthly Deduction-Cost of Insurance and Death Benefit Options-Methods of Affecting Insurance Protection.) If Death Benefit Option B is in effect, the Specified Amount will not change, but the Accumulation Value will be reduced.


The Specified Amount remaining in force after a partial withdrawal may not be less than $35,000. Any request for a partial withdrawal that would reduce the Specified Amount below this amount will not be implemented. A fee which does not exceed the lesser of $50 or 2% of the amount withdrawn is deducted from the Accumulation Value. Currently, the charge is the lesser of $25 or 2% of the amount withdrawn. (See the section on Partial Withdrawal Charge.) Partial withdrawals will also affect Net Policy Funding for determining whether the Guaranteed Death Benefit provision is met.


TRANSFERS

Accumulation Value may be transferred among the Subaccounts of Separate Account V and to the Fixed Account as often as desired. However, transfers out of the Fixed Account may only be made during the 30 day period following the Policy Anniversary Date, as noted below. The transfers may be ordered in person, by mail or by telephone. The total amount transferred each time must be at least $250, or the balance of the Subaccount, if less. The minimum amount that may remain in a Subaccount or the Fixed Account after a transfer is $100. The first 15 transfers per Policy Year will be permitted free of charge. After that, a transfer charge of $10 may be imposed each additional time amounts are transferred. This amount will be deducted pro rata from each Subaccount (and if applicable, the Fixed Account) in which the Policy Owner is invested. If you have amounts in the Ameritas Portfolios as a result of the substitution which occurred at the close of business on October 29, 1999 ("Substitution Date"), the following procedure applies until December 1, 1999: you may transfer amounts out of the Ameritas Portfolios to any other Subaccount available under the Policy without any administrative charge and without the transfer counting as one of your "free transfers." (See the section on Transfer Charge.) Additional restrictions on transfers may be imposed at the fund level. Specifically, Fund managers may have the right to refuse sales, or suspend or terminate the offering of portfolio shares, if they determine that such action is necessary in the best interests of the portfolio's shareholders. If a Fund manager refuses a transfer for any reason, the transfer will not be allowed. AVLIC will not be able to process the transfer if the Fund


                                    APPLAUSE!
                                       24
manager refuses. Transfers resulting from Policy loans or exercise of the exchange privilege will not be subject to a transfer charge and will not be counted towards the 15 free transfers per Policy Year. AVLIC may at any time revoke or modify the transfer privilege, including the minimum amount transferable.




The privilege to initiate transactions by telephone will be made available to Policy Owners automatically. The registered representative designated on the application will have the authority to initiate telephone transfers. Policy Owners who do not wish to authorize AVLIC to accept telephone transactions from their registered representative must specify so on the application. AVLIC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, AVLIC may be liable for any losses due to unauthorized or fraudulent instructions. The procedures AVLIC follows for transactions initiated by telephone include, but are not limited to, requiring the Policy Owner to provide the Policy number at the time of giving transfer instructions; AVLIC's tape recording of all telephone transfer instructions; and AVLIC, providing written confirmation of telephone transactions.

SYSTEMATIC PROGRAMS
AVLIC may offer systematic programs as discussed below. These programs will be subject to administrative guidelines AVLIC may establish from time to time. We will count your transfers in these programs when determining whether the transfer fee applies. Lower minimum amounts may be allowed to transfer as part of a systematic program. No other separate fee is assessed when one of these options is chosen. All other normal transfer restrictions, as described above, also apply.

You can request participation in the available programs when purchasing the Policy or at a later date. You can change the allocation percentage or discontinue any program by sending written notice or calling the Home Office. Other scheduled programs may be made available. AVLIC reserves the right to modify, suspend, or terminate such programs at any time. Participation in any systematic program will automatically terminate upon death of the Insured. Use of systematic programs may not be advantageous, and does not guarantee success.

PORTFOLIO REBALANCING. Under the Portfolio Rebalancing program, you can instruct AVLIC to reallocate the Accumulation Value among the Subaccounts (but not the Fixed Account) on a systematic basis, according to your specified allocation instructions.

DOLLAR COST AVERAGING. Under the Dollar Cost Averaging program, you can instruct AVLIC to automatically transfer, on a systematic basis, a predetermined amount or specified percentage from the Fixed Account or the Money Market Subaccount to any other Subaccount(s). Dollar cost averaging is permitted from the Fixed Account if each monthly transfer is no more than 1/36th of the value of the Fixed Account at the time dollar cost averaging is established.

EARNINGS SWEEP. This program permits systematic redistribution of earnings among Investment Options.

FREE-LOOK PRIVILEGE
You may cancel the Policy within 10 days after you receive it, within 10 days after AVLIC delivers a notice of your right of cancellation, or within 45 days of completing Part I of the application, whichever is later. When allowed by state law, the amount of the refund is the Net Premiums allocated to the Investment Options, adjusted by investment gains and losses, plus the sum of all charges deducted from premiums paid. Otherwise, the amount of the refund will equal the gross premiums paid. To cancel the Policy, you should mail or deliver it to the selling agent, or to AVLIC at the Home Office. A refund of premiums paid by check may be delayed until the check has cleared your bank. (See the section on Postponement of Payments.)

EXCHANGE PRIVILEGE
During the first 24 Policy Months after the Policy Date of the Policy, you may exchange the Policy for a flexible premium adjustable life insurance policy approved for exchange and issued by AVLIC or an affiliate. No new evidence of insurability will be required.


                                    APPLAUSE!
                                       25

The policy date, issue age and rate class for the Insured will be the same under the new policy as under the old. In addition, the policy provisions and applicable charges for the new policy and its riders will be based on the same policy date and issue age as under the Policy. Accumulation values for the exchange and payments will be established after making adjustments for investment gains or losses and after recognizing variance, if any, between payment or charges, dividends or accumulation values under the flexible contract and under the new policy. You may elect either the same specified amount or the same net amount at risk for the new policy as under the old.

To make the change, the Policy, a completed application for exchange and any required payment must be received by AVLIC. The exchange will be effective on the valuation date when all financial and contractual arrangements for the new policy have been completed.

PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY
Individuals wishing to purchase a Policy must complete an application and submit it to AVLIC's Home Office ( 5900 "O" Street, P.O. Box 82550, Lincoln, Nebraska 68501). A Policy will generally be issued only to individuals 80 years of age or less on their nearest birthday who supply satisfactory evidence of insurability to AVLIC. Acceptance is subject to AVLIC's underwriting rules, and AVLIC reserves the right to reject an application for any reason.

The Policy Date is the effective date for all coverage in the original application. The Policy Date is used to determine Policy Anniversary Dates, Policy Years and Policy Months. The Issue Date is the date that all financial, contractual and administrative requirements have been met and processed for the Policy. The Policy Date and the Issue Date will be the same unless: (1) an earlier Policy Date is specifically requested, or (2) additional premiums or application amendments are needed. When there are additional requirements before issue (see below) the Policy Date will be the date the Policy is sent for delivery and the Issue Date will be the date the requirements are met.

When all required premiums and application amendments have been received by AVLIC in its Home Office, the Issue Date will be the date the Policy is mailed to you or sent to the agent for delivery to you. When application amendments or additional premiums need to be obtained upon delivery of the Policy, the Issue Date will be when the Policy receipt and federal funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve
Bank) are received and available to AVLIC, and the application amendments are received and reviewed in AVLIC's Home Office. On the Issue Date, the initial premium payment will be allocated to the Money Market Subaccount for 13 days. After the expiration of the 13-day period, the Accumulation Value will be reallocated to the Investment Options you select.



Interim conditional insurance coverage may be issued prior to the Policy Date, provided that certain conditions are met, upon the completion of an application and the payment of the required premium at the time of the application. The amount of the interim coverage is limited to the smaller of (1) the amount of insurance applied for, (2) $100,000, or (3) $25,000 if the proposed Insured is under age 10 or over age 60 at their nearest birthday.

PREMIUMS

No insurance will take effect before the initial premium payment is received by AVLIC in federal funds. The initial premium payment must be at least 1/12 of the first year Guaranteed Death Benefit Premium, including any riders and substandard risk adjustment, times the number of months between the Policy Date and the Issue Date, plus one. Subsequent premiums are payable at AVLIC's Home Office. The directors and employees of AVLIC and its affiliates may purchase this Policy in transactions that involve lower sales costs to AVLIC. In those instances the initial sales load, the Contingent Deferred Sales Load, and/or initial premium may be lowered. In no event will this be permitted where it will be unfairly discriminatory to any person. Subject to certain limitations, a Policy Owner has flexibility in determining the frequency and amount of premiums. However, unless you have paid sufficient premiums to pay the Monthly Deduction, Mortality Expense Risk Charge and Percent of Premium Charges, the Policy may have a zero Net Cash Surrender Value and lapse. Net Policy Funding, if adequate, may satisfy Guaranteed Death Benefit Premium requirements. (See the section on Policy Benefits, Purposes of the Policy.) AVLIC agrees to keep the Policy in force during the first three Policy Years and provide a Guaranteed Death Benefit so long as the cumulative prorated monthly minimum Guaranteed Death Benefit Premium is paid even though, in certain instances, these minimum premiums will not, after the payment of monthly insurance and


                                    APPLAUSE!
                                       26

Administrative Expense Charges, generate positive Surrender values during the first several Policy months. AVLIC also offers an Extended Guaranteed Death Benefit rider which extends this benefit up to 30 years. (See the section on Additional Insurance Benefits (Riders).)


PLANNED PERIODIC PREMIUMS. At the time the Policy is issued you may determine a Planned Periodic Premium schedule that provides for the payment of level premiums at selected intervals. The Planned Periodic Premium schedule may include the Guaranteed Death Benefit Premium. You are not required to pay premiums according to this schedule. You have considerable flexibility to alter the amount and frequency of premiums paid. AVLIC reserves the right to limit the number and amount of additional or unscheduled premium payments.


You may also change the frequency and amount of Planned Periodic Premiums by sending a written request to the Home Office, although AVLIC reserves the right to limit any increase. Premium payment notices will be sent annually, semi-annually or quarterly, depending upon the frequency of the Planned Periodic Premiums. Payment of the Planned Periodic Premiums does not guarantee that the Policy remains in force unless the Guaranteed Death Benefit provision and/or Extended Guaranteed Death Benefit rider are in effect. Instead, the duration of the Policy depends upon the Policy's Net Cash Surrender Value. (See the section on Duration of the Policy.) Unless the Guaranteed Death Benefit provision and/or Extended Guaranteed Death Benefit rider are in effect, even if Planned Periodic Premiums are paid, the Policy will lapse any time the Net Cash Surrender Value is insufficient to pay the Monthly Deduction, and the Grace Period expires without a sufficient payment. (See the section on Policy Lapse and Reinstatement.)


PREMIUM LIMIT. AVLIC's current minimum premium limit is $45, $15 if paid by automatic bank draft. AVLIC currently has no maximum premium limit, other than the current maximum premium limit established by federal tax laws. AVLIC reserves the right to change any premium limit. In no event may the total of all premiums paid, both planned and unscheduled, exceed the current maximum premium limit established by federal tax laws. (See the section on Tax Status of the Policy.)

If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limits, AVLIC will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the current maximum premium limit allowed by law. AVLIC may require additional evidence of incurability if any premium payment would result in an increase in the Policy's net amount at risk on the date the premium is received.

PREMIUMS UPON INCREASES IN SPECIFIED AMOUNT. Depending upon the Accumulation Value of the Policy at the time of an increase in the Specified Amount of the Policy and the amount of the increase requested by the Policy Owner, an additional premium payment may be required. AVLIC will notify you of any premium required to fund the increase, which premium must be made in a single payment. The Accumulation Value of the Policy will be immediately increased by the amount of the payment, less the applicable Percent of Premium Charge.

ALLOCATION OF PREMIUMS AND ACCUMULATION VALUE ALLOCATION OF NET PREMIUMS. In the application for a Policy, the Policy Owner allocates Net Premiums to one or more Subaccounts and/or to the Fixed Account. Allocations must be whole number percentages and must total 100%. The allocation of future Net Premiums may be changed without charge by providing proper notification to the Home Office. If there is any Outstanding Policy Debt at the time of a payment, AVLIC will treat the payment as a premium payment unless you instruct otherwise by proper written notice.

On the Issue Date, the initial premium payment will be allocated to the Money Market Subaccount for 13 days. Thereafter, the Accumulation Value will be reallocated to the Investment Options you selected. Premium payments received by AVLIC prior to the Issue Date are held in the General Account until the Issue Date and are credited with interest at a rate determined by AVLIC for the period from the date the payment has been converted into federal funds and is available to AVLIC. In no event will interest be credited prior to the Policy Date.

The Accumulation Value of the Subaccounts will vary with the investment performance of these Subaccounts and you, as the Policy Owner, will bear the entire investment risk. This will affect the Policy's Accumulation Value, and may affect the Death Benefit as well. You should periodically review your allocations of premiums and values in light of market conditions and overall financial planning requirements.


POLICY LAPSE AND REINSTATEMENT LAPSE. Unlike conventional life insurance policies, the failure to make a Planned Periodic Premium payment will not itself cause the Policy to lapse. Lapse will occur when the Net Cash Surrender Value is insufficient to cover the Monthly Deduction and a Grace Period expires without a sufficient payment unless the Guaranteed Death Benefit provision or Extended Guaranteed Death Benefit rider are in effect. The Grace


                                    APPLAUSE!
                                       27

Period is 61 days from the date AVLIC mails a notice that the Grace Period has begun. AVLIC will notify you at the beginning of the Grace Period by mail addressed to your last known address on file with AVLIC.

The notice will specify the premium required to keep the Policy in force. The required premium will equal the greater of (1) the amount necessary to cover the Monthly Deductions and Percent of Premium Charges for the three Policy Months after commencement of the Grace Period, or (2) the amount necessary to raise the Net Cash Surrender Value above zero as of the date of reinstatement. Failure to pay the required premium within the Grace Period will result in lapse of the Policy. If the Insured dies during the Grace Period, any overdue Monthly Deductions and Outstanding Policy Debt will be deducted from the Death Benefit Proceeds. (See the section on Charges and Deductions.)

REINSTATEMENT. A lapsed Policy may be reinstated any time within three years (five years in Missouri) after the beginning of the Grace Period, but before the Maturity Date. We will reinstate your Policy based on the Insured's rating class at the time of the reinstatement. Reinstatement is subject to the following:

        (1) Evidence of incurability of the Insured satisfactory to AVLIC (including evidence of incurability of any person covered by a rider to reinstate the rider);
        (2) Any Outstanding Policy Debt on the date of lapse will be reinstated with interest due and accrued;

        (3) The Policy cannot be reinstated if it has been Surrendered for its full Net Cash Surrender Value;
        (4) If the reinstatement occurs during the first three Policy Years, the minimum premium required is the amount necessary to meet the pro rata monthly requirement of the Guaranteed Death Benefit premium as of the date of reinstatement as if the Policy has not lapsed.
        (5) If the reinstatement occurs after the first three Policy Years, the minimum premium required at reinstatement is the greater of:
                (a) the amount necessary to raise the Net Cash Surrender Value as of the date of reinstatement to equal to or greater than zero; or
                (b)     three times the current Monthly Deduction.

The amount of Accumulation Value on the date of reinstatement will equal:

        (1) The amount of the Net Cash Surrender Value on the date of lapse, increased by
        (2)     The premium paid at reinstatement, less
        (3) The Percent of Premium Charges and the amounts stated above, plus
        (4) That part of the Contingent Deferred Sales Charge and Contingent Deferred Administrative Charge that would apply if the Policy were Surrendered on the date of reinstatement.

The last addition to the Accumulation Value is designed to avoid duplicate Surrender Charges. The original Policy Date, and the dates of increases in the Specified Amount (if applicable), will be used for purposes of calculating the Surrender Charge. If any Outstanding Policy Debt is reinstated, that debt will be held in AVLIC's General Account. Accumulation Value calculations will then proceed as described under the section on "Accumulation Value".

The effective date of reinstatement will be the first Monthly Activity Date on or next following the date of approval by AVLIC of the application for reinstatement.

CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate  AVLIC for:
(1) providing the insurance benefits set forth in the Policy and any optional insurance benefits added by rider; (2) administering the Policy and payment of applicable taxes; (3) assuming certain risks in connection with the Policy; and
(4) incurring expenses in distributing the Policy. The nature and amount of these charges are described more fully below.

DEDUCTIONS FROM PREMIUM PAYMENTS (PERCENT OF PREMIUM CHARGE)

SALES CHARGE. A front-end Sales Load Charge will be deducted from each premium payment upon receipt and prior to allocation of Net Premium to any Investment Option. AVLIC is authorized to deduct such a Sales Load Charge of up to 5% of the amount of each premium; currently, no such sales charge is being applied. The Policy is also subject to a Contingent Deferred Sales Load Charge, which is part of the Surrender Charge. (See the section on "Surrender Charge".)


The sales charges applied in any Policy Year are not necessarily related to actual distribution expenses incurred in that year. Instead, AVLIC expects to incur the majority of distribution expenses in the early Policy Years and to recover amounts to pay such expenses over the life of the Policy. To the extent that sales and distribution expenses

                                    APPLAUSE!
                                       28
exceed sales charges in any year, AVLIC will pay such expenses from its other assets or surplus in its General Account, including amounts derived from Mortality and Expense Risk Charges, and other charges made under the Policy. AVLIC believes that this distribution financing arrangement will benefit Separate Account V and the Policy Owners.


PREMIUM CHARGE FOR TAXES. A deduction of 2.5% of the premium is made from each premium payment to pay applicable taxes. The deduction is an amount AVLIC considers necessary to pay all premium taxes imposed by the states and their subdivisions, and to defray the tax cost due to capitalizing certain Policy acquisition expenses as required under applicable federal tax laws. (See the section on Federal Tax Matters.) AVLIC does not expect to derive a profit from the Premium Charge for Taxes.


CHARGES FROM ACCUMULATION VALUE
MONTHLY DEDUCTION. Charges will be deducted as of the Policy Date and on each Monthly Activity Date thereafter from the Accumulation Value of the Policy to compensate AVLIC for administrative expenses and insurance provided. These charges will be allocated among the Subaccounts, and the Fixed Account on a pro rata basis. Each of these charges is described in more detail below.

ADMINISTRATIVE EXPENSE CHARGE. To compensate AVLIC for the ordinary administrative expenses expected to be incurred in connection with a Policy, the Monthly Deduction includes a $9.00 per Policy charge (currently $9.00 the first year and $4.50 during each year thereafter). The Administrative Expense Charge is levied throughout the life of the Policy and is guaranteed not to increase above $9.00 per month. AVLIC does not expect to make any profit from the Administrative Expense Charge.

COST OF INSURANCE. Because the Cost of Insurance depends upon several variables, the cost for each Policy Month can vary from month to month. AVLIC will determine the monthly Cost of Insurance by multiplying the applicable Cost of Insurance Rate by the net amount at risk for each Policy Month. The net amount at risk on any Monthly Activity Date is based on the amount by which the Death Benefit which would have been payable on that Monthly Activity Date exceeds the Accumulation Value on that date.

COST OF INSURANCE RATE. The Annual Cost of Insurance Rate is based on the Insured's sex, Issue Age, Policy duration, Specified Amount, and rating class. The rate will vary depending upon tobacco use and other risk factors. For the initial Specified Amount, the Cost of Insurance Rate will not exceed those shown in the Schedule of Guaranteed Annual Cost of Insurance Rates shown in the schedule pages of the Policy. These guaranteed rates are based on the Insured's Attained Age and are equal to the 1980 Insurance Commissioners Standard Ordinary Smoker and Non-Smoker, Male and Female Mortality Tables. The current rates range between 40% and 100% of the rates based on the 1980 Commissioners Standard Ordinary Tables, based on AVLIC's own mortality experience. Policies issued on a unisex basis are based on the 1980 Insurance Commissioners Standard Ordinary Table B assuming 80% male and 20% female lives. The Cost of Insurance Rates, Surrender Charges, and payment options for Policies issued in Montana and certain other states are on a sex-neutral (unisex) basis. Any change in the Cost of Insurance Rates will apply to all persons of the same age, sex, Specified Amount, and rating class and whose Policies have been in effect for the same length of time.

If the rating class for any increase in the Specified Amount is not the same as the rating class at issue, the Cost of Insurance Rate used after such increase will be a composite rate based upon a weighted average of the rates of the different rating classes. Decreases may be reflected in the Cost of Insurance Rate, as discussed earlier.

The actual charges made during the Policy Year will be shown in the annual report delivered to Policy Owners.

RATING CLASS. The rating class of an Insured will affect the Cost of Insurance Rate. AVLIC currently places Insureds into both standard rating classes and substandard rating classes that involve a higher mortality risk. In an otherwise identical Policy, an Insured in the standard rating class will have a lower Cost of Insurance Rate than an Insured in a rating class with higher mortality risks. If, when issued, a Policy is rated with a tabular extra rating, the guaranteed rate is a multiple of the guaranteed rate for a standard issue Policy. This multiple factor is shown in the Schedule of Benefits in the Policy, and may be from 1.18 to 4 times the guaranteed rate for a standard issue Policy.


If appropriate, Insureds may also be assigned a flat extra rating charge to reflect higher mortality risks. The flat extra rating charge will be added to the Cost of Insurance Rate and thus will be deducted as part of the Monthly Deduction on each Monthly Activity Date.




                                    APPLAUSE!
                                       29

SURRENDER CHARGE
If a Policy is Surrendered on or before the 14th Policy Anniversary Date, AVLIC will assess a Surrender Charge based upon percentages of the premiums actually paid and a charge per $1,000 of insurance issued based upon sex, Issue Age and tobacco use.

The total Surrender Charge on the initial Specified Amount is made up of two parts, the Contingent Deferred Administrative Charge and Contingent Deferred Sales Charge.


The Contingent Deferred Administrative Charge is an amount per $1,000 of Specified Amount that varies by Issue Age, sex, and tobacco use. It is 70% of the Guaranteed Death Benefit Premium not to exceed $28.00 per $1,000 of Specified Amount.

The Contingent Deferred Sales Charge will be based upon the actual premiums received. It will be calculated as the lesser of (1) 25% of the premiums received up to the Guaranteed Death Benefit Premium, plus 5% of the premiums received in excess of the Guaranteed Death Benefit Premium not to exceed $12.00 per $1,000 of Specified Amount. The SEC Guideline Premium is a benchmark amount, set by SEC rule, which is relevant in defining the limits of certain charges we may assess.




The Surrender Charge, if applicable, will be applied according to the following schedule. Because the Surrender Charge may be significant upon early Surrender, prospective Policy Owners should purchase a Policy only if they do not intend to Surrender the Policy for a substantial period.



              PERCENT OF SURRENDER
              CHARGE MAXIMUM THAT                       PERCENT OF SURRENDER
               WILL APPLY DURING                      CHARGE MAXIMUM THAT WILL
    POLICY        POLICY YEAR        POLICY YEAR      APPLY DURING POLICY YEAR
   --------    -----------------     ------------     -------------------------

    1-5                100%                 9                       60%
                                           10                       50%
                                           11                       40%
                                           12                       30%
                                           13                       20%
      6                 90%                14                       10%
      7                 80%               15+                        0%
      8                 70%

No Surrender Charge will be assessed on decreases in the Specified Amount of the Policy or partial withdrawals of Accumulation Value. The Contingent Deferred Administrative Charge component of the Surrender Charge will be added on increases in the Specified Amount as noted above with respect to the initial Specified Amount. It will be based on the Attained Age at the time of the increase and the amount of the increase in the Specified Amount. Surrender Charges in increases in the initial Specified Amount will be applied with respect to Surrenders within 15 years of the date of the increase.


TRANSFER CHARGE. After 15 transfers among the Investment Options in a Policy Year, a transfer charge of $10 (guaranteed not to increase) may be imposed for each additional transfer to compensate AVLIC for the costs of processing the transfer. Since the charge reimburses AVLIC only for the cost of processing the transfer, AVLIC does not expect to make any profit from the transfer charge. This charge will be deducted pro rata from each Subaccount (and, if applicable, the Fixed Account) in which the Policy Owner is invested. The transfer charge will not be imposed on transfers that occur as a result of Policy loans or the exercise of exchange rights.


If you have amounts in the Ameritas Portfolios as a result of the substitution which occurred on the Substitution Date, the following procedure applies until December 1, 1999: you may transfer amounts out of the Ameritas


                                    APPLAUSE!
                                       30

Portfolios to any other Subaccount available under the Policy without any administrative charge and without the transfer counting as one of your "free transfers."


PARTIAL WITHDRAWAL CHARGE. A charge will be imposed for each partial withdrawal. This charge will compensate AVLIC for the administrative costs of processing the requested payment and in making necessary calculations for any reductions in Specified Amount which may be required because of the partial withdrawal. This charge is currently the lesser of $25 or 2% of the amount withdrawn (guaranteed not to be greater than the lesser of $50 or 2% of the amount withdrawn). No Surrender Charge is assessed on a partial withdrawal and a partial withdrawal charge is not assessed when a Policy is Surrendered.


DAILY CHARGES AGAINST THE SEPARATE ACCOUNT
A daily Mortality and Expense Risk Charge will be deducted from the value of the net assets of Separate Account V to compensate AVLIC for mortality and expense risks assumed in connection with the Policy. This daily charge from Separate Account V is currently at the rate of 0.002466% (equivalent to an annual rate of 0.90%) for Policy Years 1-20 and at the rate of 0.001781% (equivalent to an annual rate of 0.65%) for the years thereafter, and will not exceed 0.90% of the average daily net assets of Separate Account V. The daily charge will be deducted from the net asset value of Separate Account V, and therefore the Subaccounts, on each Valuation Date. Where the previous day or days was not a Valuation Date, the deduction on the Valuation Date will be the applicable daily rate multiplied by the number of days since the last Valuation Date. No Mortality and Expense Risk Charges will be deducted from the amounts in the Fixed Account.


AVLIC believes that this level of charge is within the range of industry practice for comparable flexible premium variable universal life policies. The mortality risk assumed by AVLIC is that Insures may live for a shorter time than calculated, and that the aggregate amount of Death Benefits paid will be greater than initially estimated. The expense risk assumed is that expenses incurred in issuing and administering the policies will exceed the administrative charges provided in the policies.


FUND EXPENSE SUMMARY


In addition to the charges against Separate Account V described just above, management fees and expenses will be assessed by AIC, Fidelity, Alger Management, MFS Co., and MSDW Investment Management against the amounts invested in the various portfolios. No portfolio fees will be assessed against amounts placed in the Fixed Account.


The information shown below relating to the Funds was provided to AVLIC by the Funds and AVLIC has not independently verified such information. Each of the Funds is managed by an investment advisory organization that is not affiliated with AVLIC. Each such organization is entitled to receive a fee for its services based on the value of the relevant portfolio's net assets. The amount of expenses, including the asset based advisory fee referred to above, borne by each portfolio for the fiscal year ended December 31, 1998, was as follows:


                            INVESTMENT                                WAIVERS         TOTAL
                             ADVISORY      OTHER                       AND/OR      (REFLECTING
PORTFOLIO                  & MANAGEMENT   EXPENSES       TOTAL     REIMBURSEMENTS WAIVERS AND/OR
                                                                                 REIMBURSEMENTS,
                                                                                     IF ANY)
AMERITAS PORTFOLIOS(1)
Ameritas Money Market        .20%           .15%          .35%          .05%          .30%
Ameritas Index 500           .24%           .17%          .41%          .13%          .28%
Ameritas Growth              .75%           .14%          .89%          .10%          .79%
Ameritas Income & Growth     .625%          .195%         .82%          .12%          .70%
Ameritas Small Capitalization.85%           .15%         1.00%          .11%          .89%
Ameritas MidCap Growth       .80%           .17%          .97%          .13%          .84%
Ameritas Emerging Growth     .75%           .16%          .91%          .06%          .85%
Ameritas Research            .75%           .40%         1.15%          .29%          .86%
Ameritas Growth With Income  .75%           .25%         1.00%          .12%          .88%




                                    APPLAUSE!
                                       31





FIDELITY FUNDS
VIP Equity-Income            .49%           .09%          .58%          .01%          .57%(2)
VIP Growth                   .59%           .09%          .68%          .02%          .66%(2)
VIP High Income              .58%           .12%          .70%          -             .70%
VIP Overseas                 .74%           .17%          .91%          .02%          .89%(2)
VIP II Asset Manager         .54%           .10%          .64%          .01%          .63%(2)
VIP II Investment Grade Bond .43%           .14%          .57%          -             .57%
VIP II Asset Manager: Growth .59%           .14%          .73%          .01%          .72%(2)
VIP II Contrafund            .59%           .11%          ..04%         .66%(2)

ALGER AMERICAN FUND(3)
Balanced                     .75%           .17%          .92%          -             .92%
Leveraged AllCap             .85%           .11%          .96%          -             .96%

MFS TRUST
Utilities                    .75%           .26%(4)      1.01%          -            1.01%
Global Governments           .75%           .36%(4)      1.11%          .11%         1.00%(5)
New Discovery                .90%          4.32%(4)      5.22%          4.07%        1.15%(5)

MSDW UNIVERSAL FUNDS
Emerging Markets Equity     1.25%          2.20%         3.45%          1.50%        1.95%(6)
Global Equity                .80%           .83%         1.63%          .48%         1.15%(6)
International Magnum         .80%          1.00%         1.80%          .65%         1.15%(6)
Asian Equity                 .80%          2.00%         2.80%          1.59%        1.21%(6)
U.S. Real Estate             .80%           .93%         1.73%          .63%         1.10%(6)

(1) This is a new Fund. Total expenses are estimated. Each portfolio's aggregate expenses are limited to the advisory and administrative fees disclosed in the table under the column "Total (reflecting waivers and/or reimbursements, if any)" for a period of one year following the Substitution Date. Following this one year period, expenses of the Ameritas Portfolios will not be permitted to exceed an expense ratio which is .10% greater than the prior expense ratio of the corresponding replaced fund, unless an amendment to the investment advisory contract is approved modifying or eliminating the expense guarantee.

(2) A portion of the brokerage commissions that certain Funds pay was used to reduce Fund expenses. In addition, certain Funds, or Fidelity on behalf of certain Funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. The total operating expenses reflect these reductions.

(3) Fred Alger Management, Inc. ("Alger Management") has agreed to reimburse the portfolios to the extent that the aggregate annual expenses (excluding interest, taxes, fees for brokerage services and extraordinary expenses) exceed respectively: Alger American Balanced, 1.25%, and Alger American Leveraged AllCap, 1.50%. Included in "Other Expenses" of Leveraged AllCap is .03% of interest expense.

(4) Each MFS Trust series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the series' expenses). Expenses do not take into account these expense reductions and are therefore higher than the actual expenses of the series.

(5) MFS has agreed to bear expenses for the Global Governments Series and New Discovery Series, subject to reimbursement by the series, such that each series "Other Expenses" shall not exceed .25% of the average daily net assets of the series during the current fiscal year. Utilities Series has no such limitation. The payments made by MFS on behalf of the Global Governments Series and New Discovery Series under this arrangement are subject to reimbursement by the series to MFS, which will be accomplished by the payment of an expense reimbursement fee by the series to MFS computed and paid monthly at a percentage of the series average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the series "Other Expenses" will not exceed the percentage set forth above for that series. The obligation of MFS to bear a series "Other Expenses" pursuant to this arrangement and the series' obligation to pay the reimbursement fee to MFS, terminates on the earlier of the date on which payments made by the series equal the prior payment of such reimbursement expenses by MFS, or December 31, 2004.




                                    APPLAUSE!
                                       32

(6) For the fiscal year ended December 31, 1998 portfolio expenses were voluntarily reduced by the Fund's investment adviser. After reduction, the total expenses were as stated.





                                    APPLAUSE!
                                       33

Expense reimbursement agreements are expected to continue in future years but may be terminated at any time. As long as the expense limitations continue for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return.

AVLIC may receive administrative fees from the investment advisers of certain Funds. AVLIC currently does not assess a separate charge against Separate Account V or the Fixed Account for any federal, state or local income taxes. AVLIC may, however, make such a charge in the future if income or gains within Separate Account V will incur any federal, or any significant state or local income tax liability, or if the federal, state or local tax treatment of AVLIC changes.

GENERAL PROVISIONS

THE CONTRACT. The Policy, the application, any supplemental applications, and any riders, amendments or endorsements make up the entire contract. Only the President, Vice President, Secretary, or Assistant Secretary can modify the Policy. Any changes must be made in writing, and approved by AVLIC. No agent has the authority to alter or modify any of the terms, conditions or agreements of the Policy or to waive any of its provisions. The rights and benefits under the Policy are summarized in this prospectus; however prospectus disclosure regarding the Policy is qualified in its entirety by the Policy itself, a copy of which is available upon request from AVLIC.

CONTROL OF POLICY. The Policy Owner is as shown in the application or subsequent written endorsement. Subject to the rights of any irrevocable Beneficiary and any assignee of record, all rights, options, and privileges belong to the Policy Owner, if living; otherwise to any successor-owner or owners, if living; otherwise to the estate of the last Policy Owner to die.

BENEFICIARY. Policy Owners may name both primary and contingent Beneficiaries in the application. Payments will be shared equally among Beneficiaries of the same class unless otherwise stated. If a Beneficiary dies before the Insured, payments will be made to any surviving Beneficiary(ies) of the same class; otherwise to any Beneficiary(ies) of the next class; otherwise to the Policy Owner; otherwise to the estate of the Policy Owner.

CHANGE OF BENEFICIARY. The Policy Owner may change the Beneficiary by written request at any time during the Insured's lifetime unless otherwise provided in the previous designation of Beneficiary. The change will take effect as of the date the change is recorded at the Home Office. AVLIC will not be liable for any payment made or action taken before the change is recorded.

CHANGE OF POLICY OWNER OR ASSIGNMENT. In order to change the Policy Owner of the Policy or assign Policy rights, an assignment of the Policy must be made in writing and filed with AVLIC at its Home Office. Any such assignment is subject to Outstanding Policy Debt. The change will take effect as of the date the change is recorded at the Home Office, and AVLIC will not be liable for any payment made or action taken before the change is recorded. Payment of Death Benefit Proceeds is subject to the rights of any assignee of record. A collateral assignment is not a change of ownership.

PAYMENT OF PROCEEDS. The Death Benefit Proceeds are subject first to any debt to AVLIC and then to the interest of any assignee of record. The balance of any Death Benefit Proceeds shall be paid in one sum to the designated Beneficiary unless an optional method of payment is selected. If no Beneficiary survives the Insured, the Death Benefit Proceeds shall be paid in one sum to the Policy Owner, if living; otherwise to any successor-owner, if living; otherwise to the Policy Owner's estate. Any proceeds payable on the Maturity Date or upon Surrender shall be paid in one sum unless an optional method of payment is elected.


                                    APPLAUSE!
                                       34

INCONTESTABILITY. AVLIC cannot contest the Policy or reinstated Policy during the lifetime of the Insured after it has been in force for two years from the Policy Date (or reinstatement effective date). After the Policy Date, AVLIC cannot contest an increase in the Specified Amount or addition of a rider during the lifetime of the Insured after such increase or addition has been in force for two years from its effective date. However, this two-year provision shall not apply to riders with their own contestability provision.

MISSTATEMENT OF AGE AND SEX. If the age or sex of the Insured or any person insured by rider has been misstated, the amount of the Death Benefit and any added riders provided will be those that would be purchased by the most recent deduction for the Cost of Insurance and the cost of any additional riders at the Insured's correct age or sex.
The Death Benefit Proceeds will be adjusted correspondingly.

SUICIDE. The Policy does not cover suicide within two years of the Policy Date unless otherwise provided by a state's insurance law. If the Insured, while sane or insane, commits suicide within two years after the Policy Date, AVLIC will pay only the premiums received less any partial withdrawals, the cost for riders, and any outstanding Policy debt. If the Insured, while sane or insane, commits suicide within two years after the effective date of any increase in the Specified Amount, AVLIC's liability with respect to such increase will only be its total Cost of Insurance applicable to the increase. The laws of Missouri provide that death by suicide at any time is covered by the Policy, and further that suicide by an insane person may be considered an accidental death.

POSTPONEMENT OF PAYMENTS. Payment of any amount upon Surrender, partial withdrawal, Policy loans, benefits payable at death or maturity, and transfers may be postponed whenever: (1) the New York Stock Exchange ("NYSE") is closed other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC; (2) the SEC by order permits postponement for the protection of Policy Owners; (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of Separate Account V's net assets; or (4) Surrenders, loans or partial withdrawals from the Fixed Account may be deferred for up to 6 months from the date of written request. Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Policy Owner's bank.

REPORTS AND RECORDS. AVLIC will maintain all records relating to Separate Account V and will mail to the Policyowner, at the last known address of record, within 30 days after each Policy Anniversary, an annual report which shows the current Accumulation Value, Net Cash Surrender Value, Death Benefit, premiums paid, Outstanding Policy Debt and other information. Quarterly statements are also mailed detailing Policy activity during the calendar quarter.

Instead of receiving an immediate confirmation of transactions made pursuant to some types of periodic payment plan (such as a dollar cost averaging program, or payment made by automatic bank draft or salary reduction arrangement), the Policy Owner may receive confirmation of such transactions in their quarterly statements. The Policy Owner should review the information in these statements carefully. All errors or corrections must be reported to AVLIC immediately to assure proper crediting to the Policy. AVLIC will assume all transactions are accurately reported on quarterly statements unless AVLIC is notified otherwise within 30 days after receipt of the statement. The Policy Owner will also be sent a periodic report for the Funds and a list of the portfolio securities held in each portfolio of the Funds.

ADDITIONAL INSURANCE BENEFITS (RIDERS). Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. All riders are not available in all states. The cost, if any, of additional insurance benefits will be deducted as part of the Monthly Deduction. (See the section on Charges From Accumulation Value-Monthly Deduction.)

        ACCELERATED BENEFIT RIDER FOR TERMINAL ILLNESS (LIVING BENEFIT RIDER). Upon satisfactory proof of terminal illness after the two-year contestable period (no waiting period in certain states). AVLIC will accelerate the payment of up to 50% of the lowest scheduled Death
        Benefit as provided by eligible coverages, less an amount up to two guideline level premiums.

        Future premium allocations after the payment of the benefit must be allocated to the Fixed Account. Payment will not be made for amounts less than $4,000 or more than $250,000 on all policies issued by AVLIC or its affiliates. AVLIC may charge the lesser of 2% of the benefit or $50 as an expense charge to cover the costs of administration.

        Satisfactory proof of terminal illness must include a written statement from a licensed physician who is not related to the Insured or the Policy Owner stating that the Insured has a non-correctable medical condition

                                    APPLAUSE!
                                       35
        that, with a reasonable degree of medical certainty, will result in the death of the Insured in less than 12 months (6 months in certain states) from the date of the physician's statement. Further, the condition must first be diagnosed while the Policy is in force.

        The accelerated benefit first will be used to repay any Outstanding Policy Debt, and will also affect future loans, partial withdrawals, and Surrenders. The accelerated benefit will be treated as a lien against the Policy Death Benefit and will thus reduce the Death Benefit Proceeds. Interest on the lien will be charged at the Policy loan interest rate. There is no extra premium for this rider.

        ACCIDENTAL DEATH BENEFIT RIDER. This rider provides additional insurance if the Insured's death results from accidental death, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by AVLIC that death resulted directly and independently of all other causes from accidental bodily injuries incurred before the rider terminates and within 91 days after such injuries were incurred.

        CHILDREN'S PROTECTION RIDER. This rider provides for term insurance on the Insured's children, as defined in the rider. Under the terms of the rider, the Death Benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be considered paid up for the term of the rider.


        EXTENDED GUARANTEED DEATH BENEFIT RIDER. Provides that, as long as the cumulative Extended Guaranteed Death Benefit premiums are paid during the guaranteed period, the Policy will stay in force and the Specified Amount of the Policy will be paid upon death even though the Surrender value of the Policy is zero or less.

        The length of the guarantee period for various Issue Ages is as follows:
        Issue Ages 0-35 - 30 years; Issue Ages 36-55 - to age 65; and Issue Ages 56-65 - 10 years. The rider will not be issued on Policies for persons over 65 or rated as a substandard risk.

        The annual premium for the Extended Guaranteed Death Benefit Rider will equal the Guaranteed Death Benefit premium for nonsmokers taking Death Benefit Option A under the Policy. A higher premium will be required for smokers and/or persons taking Policy Option B. If the required premium exceeds the IRS guideline level premium, the rider cannot be issued. The required annual premium will be adjusted by changes in the Specified Amount, changes in Death Benefit options or changes in riders.

        Partial withdrawals and any outstanding Policy debt are subtracted from premiums paid in determining if cumulative monthly pro rata extended Guaranteed Death Benefit premiums have been paid. Further, the Policy will terminate if the Policy loan exceeds the Surrender value even if the cumulative premiums have been paid.





        GUARANTEED  INSURABILITY RIDER.
        This rider provides that the Policy Owner can purchase additional insurance for the Insured by increasing the Specified Amount of the Policy at certain future dates without evidence of incurability.

        DISABILITY BENEFIT PAYMENT RIDER. This rider provides for the payment by AVLIC of a disability benefit in the form of premiums while the Insured is disabled. The benefit amount may be chosen by the Policy Owner at the issue of the rider. In addition, while the Insured is totally disabled, the Cost of Insurance for the rider will not be deducted from Accumulation Value.


        EXTENDED MATURITY RIDER. This rider may be elected by submitting a written request to AVLIC during the 90 days prior to Maturity Date. If elected, as long as the Surrender Value is greater than zero, the Policy will remain in force for purposes of providing a benefit at the time of the Insured's death. Once this rider becomes effective, no further premium payments will be accepted, and no monthly charges will be made for Cost of Insurance, riders or flat extra rating. All other Policy provisions not specifically noted


                                    APPLAUSE!
                                       36
        herein will remain in effect while the Policy continues in force. Interest on Policy loans will continue to accrue and become part of the Policy debt. This rider does not extend the Maturity Date for purposes of determining benefits under any other riders. Death Benefit Proceeds are payable to the Beneficiary.


        PAYOR DISABILITY RIDER. This rider provides for the payment by AVLIC of a disability benefit in the form of premiums while the Covered Person as defined in the rider is totally disabled. The benefit amount may be chosen by the Policy Owner when the rider is issued. In addition, while the Covered Person is totally disabled, the Cost of Insurance for the rider will not be deducted from Accumulation Value.

        TERM RIDER FOR COVERED INSURED. This rider provides a Specified Amount of insurance to the Beneficiary upon receipt of Satisfactory Proof of Death of any covered Insured, as identified in the rider.


EXCHANGE OFFER

On June 13, 1990, the Securities and Exchange Commission, after application by Ameritas Variable Life Insurance Company (AVLIC), AVLIC's Separate Account V and Ameritas Investment Corp., and public notice in the Federal Register, granted their request that they be allowed to offer to exchange certain previously issued Variable Universal Life Insurance Policies for the policies offered by this Prospectus.

1. This insurance Policy will be issued as of the original date of issue of the exchanged UniVar Life Policy.

2. This Policy will be issued to UniVar Policy Owners without additional evidence of incurability of the Insured for the same amount of insurance.

3. The UniVar Life Policy Owner will be refunded all of the sales and acquisition charges deducted from his/her premium payment, except premium taxes, plus 12% interest thereon, which amount will be added to the UniVar Policy's accumulation value.

4. After the additions to the accumulation value, AVLIC will then exchange the UniVar Life Policy for and issue the Policy offered by this Prospectus on a relative net asset basis without deducting surrender charges on the UniVar Life Policy's surrender or sales or acquisition charges on this Policy's acquisition. AVLIC expects to recover certain of the refunded sales and acquisition charges through surrender charges on this Policy if surrendered before the 15th Policy Year dating from the original UniVar issue date. AVLIC does not expect to recover the remainder of the refunded charge.

5. The Policy Owner will then enjoy the benefits and be subject to the charges and contract provisions as set out in the prospectus. A table summarizing the charges under the respective policies follows:

-----------------------------------------------------------------------------------------------------------------------
                                OLD POLICY                               NEW POLICY
-----------------------------------------------------------------------------------------------------------------------
PREMIUM            2.5%                                           2.5% (not charged on accumulation values transferred
TAX                                                               from the old Policy)

SALES CHARGE       7.5% of all premiums (8.5% of minimum          5% (not charged on accumulation values transferred
                   first year premiums) (refunded plus 12%        from the old Policy)
                   interest in the exchange)

ADMINISTRA-        Charges deducted from first year premiums      No deductions are made from premiums for the
TIVE CHARGES       based upon table in the UniVar Prospectus.     Administrative costs of issue.  A Deferred
FOR ISSUE                                                         Administrative costs charge will be assessed if the Policy is surrendered before Policy Year 15.

MORTALITY          Daily deductions at an annual rate of 70%.     Daily.deductions  currently charged at an annual rate of
AND EXPENSE                                                       .90% for the first 20 policy years and.65% thereafter
CHARGES                                                           (guaranteed .90%).

                                    APPLAUSE!
                                       37



SURRENDER          A contingent deferred sales load based upon   A  contingent  deferred sales load of 25% of premiums
CHARGES            amounts paid in the first two policy years    actually paid in the first two years up to the Guaranteed
                   (up to 21.5% of the minimum first year        Death Benefit  premiums, and 5% of the  premiums  in
                    premium  to 2.5% of additional amounts paid  excess of that amount.  This charge is subject to a limit of during  the first two years , up to a second  $12 per $1000 of insurance.  And, a contingent  deferred
                   minimum first year premium) is deducted       administrative charge based upon an amount per $1000
                   upon surrenders prior to the sixteenth policy of face amount of insurance. This amount varies by age anniversary.  100% of the charge is deducted  at date of issue as described in the Applause! Prospectus.
                   in policy years 1 through 11 and then grades  100% of the surrender charges are deducted in policy
                   to 0 in the 16th policy  year.                years 1 through 5 and then graded to 0 in the 15th policy
                                                                 year.
------------------ --------------------------------------------------------------------------------------------------------



DISTRIBUTION OF THE POLICIES

The principal underwriter for the Policies is AIC, a wholly owned subsidiary of AMAL Corporation and an affiliate of AVLIC. AIC was organized under Nebraska law on December 29, 1983, and is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers ("NASD"). AVLIC pays AIC for acting as the principal underwriter under an Underwriting Agreement. In 1998, AIC received gross variable universal life compensation of $12,564,917, and retained $394,171 in underwriting fees, and $3,514 in brokerage commissions on AVLIC's variable universal life policies.


AIC offers its clients a wide variety of financial products and services and has the ability to execute stock and bond transactions on a number of national exchanges. AIC also serves as principal underwriter for AVLIC's variable annuities, and for Ameritas Life's variable life and variable annuity. AIC is the underwriter for the Ameritas Portfolios, and also serves as its investment adviser. It also has executed selling agreements with a variety of mutual funds, unit investment trusts and direct participation programs.


The Policies are sold through registered representatives of AIC or other broker-dealers which have entered into selling agreements with AVLIC or AIC. These registered representatives are also licensed by state insurance officials to sell AVLIC's variable life policies. Each of the broker-dealers with a selling agreement is registered with the SEC and is a member of the NASD.

Under these selling agreements, AVLIC pays commission to the broker-dealers, which in turn pay commissions to the registered representative who sells this Policy. During the first Policy Year, the commission may equal an amount up to 100% of the first year target premium paid plus the first year cost of any riders and 4% for premiums paid in excess of the first year target premium. For Policy Years two through seven, the commission may equal an amount up to 4% of premiums paid. Broker-dealers may also receive a service fee up to an annualized rate of .25% of the Accumulation Value beginning in the eighth Policy Year. Compensation arrangements may vary among broker-dealers. In addition, AVLIC may also pay override payments, expense allowances, bonuses, wholesaler fees, and training allowances. Registered representatives who meet certain production standards may receive additional compensation. AVLIC may reduce or waive the sales charge and/or other charges on any Policy sold to directors, officers or employees of AVLIC or any of its affiliates, employees and registered representatives of any broker-dealer that has entered into a sales agreement with AVLIC or AIC, and the spouses or children of the above persons. In no event will any such reduction or waiver be permitted where it would be unfairly discriminatory to any person.

FEDERAL TAX MATTERS

The following discussion provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or cover all situations. This discussion is not intended as tax advice. No attempt has been made to consider in detail any applicable state or other tax laws except premium taxes (See discussion in the section on Premium Charge for Taxes) laws. This discussion is based upon AVLIC's understanding of the relevant laws at the time of filing. Counsel and other competent tax advisors should be consulted for more complete information before a Policy is purchased. AVLIC makes no representation as to the likelihood of the continuation of present federal income tax laws nor of the interpretations by the Internal Revenue Service. Federal tax laws are subject to change and thus tax consequences to the Insured, Policy Owner or Beneficiary may be altered.


                                    APPLAUSE!
                                       38

(1) TAXATION OF AVLIC. AVLIC is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986, (the "Code".) At this time, since Separate Account V is not a separate entity from AVLIC, and its operations form a part of AVLIC, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Net investment income and realized net capital gains on the assets of Separate Account V are reinvested and automatically retained as a part of the reserves of the Policy and are taken into account in determining the Death Benefit and Accumulation Value of the Policy. AVLIC believes that Separate Account V net investment income and realized net capital gains will not be taxable to the extent that such income and gains are retained as reserves under the Policy.

    AVLIC does not currently expect to incur any federal income tax liability attributable to Separate Account V with respect to the sale of the Policies. Accordingly, no charge is being made currently to Separate Account V for federal income taxes. If, however, AVLIC determines that it may incur such taxes attributable to Separate Account V, it may assess a charge for such taxes against Separate Account V.


    AVLIC may also incur state and local taxes (in addition to premium taxes for which a deduction from premiums is currently made). At present, they are not charges against Separate Account V. If there is a material change in state or local tax laws, charges for such taxes attributable to Separate Account V, if any, may be assessed against Separate Account V.

(2) TAX STATUS OF THE POLICY. The Code (Section 7702) includes a definition of a life insurance contract for federal tax purposes, which places limitations on the amount of premiums that may be paid for the Policy and the relationship of the Accumulation Value to the Death Benefit. AVLIC believes that the Policy meets the statutory definition of a life insurance contract. If the Death Benefit of a Policy is changed, the applicable defined limits may change. In the case of a decrease in the Death Benefit, a partial Surrender, a change in Death Benefit option, or any other such change that reduces future benefits under the Policy during the first 15 years after a Policy is issued and that results in a cash distribution to the Policy Owners in order for the Policy to continue complying with the Section 7702 defined limits on premiums and Accumulation Values, such distributions will be taxable as ordinary income to the Policy Owner (to the extent of any gain in the Policy) as prescribed in Section 7702.

    The Code (Section 7702A) also defines a "modified endowment contract" for federal tax purposes. If a life insurance policy is classified as a modified endowment contract, distributions from it (including loans) are taxed as ordinary income to the extent of any gain. This Policy will become a "modified endowment contract" if the premiums paid into the Policy fail to meet a 7-pay premium test as outlined in Section 7702A of the Code.


    Certain benefits the Insured may elect under this Policy may be material changes affecting the 7-pay premium test. These include, but are not limited to, changes in Death Benefits and changes in the Specified Amount. Should the Policy become a "modified endowment contract" partial withdrawals, full Surrenders, assignments, pledges, and loans (including loans to pay loan interest) under the Policy will be taxable to the extent of any gain under the Policy. A 10% penalty tax also applies to the taxable portion of any distribution made prior to the taxpayer's age 59 1/2. The 10% penalty tax does not apply if the distribution is made because the taxpayer becomes disabled as defined under the Code or if the distribution is paid out in the form of a life annuity on the life of the taxpayer or the joint lives of the taxpayer and Beneficiary. One may avoid a Policy becoming a modified endowment contract by, among other things, not making excessive payments or reducing benefits. Should one deposit excessive premiums during a Policy Year, that portion that is returned by the insurance company within 60 days after the policy anniversary date will reduce the premiums paid to avoid the policy becoming a modified endowment contract. All modified endowment policies issued by AVLIC to the same Policy Owner in any 12 month period are treated as one modified endowment contract for purposes of determining taxable gain under Section 72(e) of the Internal Revenue Code. Any life insurance policy received in exchange for a modified endowment contract will also be treated as a modified endowment contract. You should contact a competent tax professional before paying additional premiums or making other changes to the Policy to determine whether such payments or changes would cause the Policy to become a modified endowment contract.


    The Code (Section 817(h)) also authorizes the Secretary of the Treasury (the "Treasury") to set standards by regulation or otherwise for the investments of Separate Account V to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for federal tax purposes. Separate Account V, through the Funds, intends to comply with the diversification requirements prescribed by the Treasury in regulations published in the Federal Register on March 2, 1989, which affect how the Fund's assets may be invested.

                                    APPLAUSE!
                                       39

    While AIC, an AVLIC affiliate, is the adviser to certain of the portfolios, AVLIC does not have control over any of the Funds or their investments. However, AVLIC believes that the Funds will be operated in compliance with the diversification requirements of the Internal Revenue Code. Thus, AVLIC believes that the Policy will be treated as a life insurance contract for federal tax purposes.


    In connection with the issuance of regulations relating to the diversification requirements, the Treasury announced that such regulations do not provide guidance concerning the extent to which policy owners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is not clear what these regulations will provide nor whether they will be prospective only. It is possible that when regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, AVLIC reserves the right to modify the Policy as necessary to prevent the Policy Owner from being considered the owner of the assets of Separate Account V or otherwise to qualify the Policy for favorable tax treatment.

    The following discussion assumes that the Policy will qualify as a life insurance contract for federal tax purposes.

(3) TAX TREATMENT OF POLICY PROCEEDS. AVLIC believes that the Policy will be treated in a manner consistent with a fixed benefit life insurance policy for federal income tax purposes. Thus, AVLIC believes that the Death Benefit payable prior to the original Maturity Date will generally be excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code and the Policy Owner will not be deemed to be in constructive receipt of the Accumulation Value under the Policy until its actual Surrender. However, in the event of certain cash distributions under the Policy resulting from any change which reduces future benefits under the Policy, the distribution will be taxed in whole or in part as ordinary income (to the extent of gain in the Policy). (See previous discussion on Tax Status of the Policy.)

    AVLIC also believes that loans received under a Policy will be treated as debt of the Policy Owner and that no part of any loan under a Policy will constitute income to the Policy Owner so long as the Policy remains in force, unless the Policy becomes a "modified endowment contract." (See discussion of modified endowment contract distributions in the section on Tax Status of the Policy.) Should the Policy lapse while Policy loans are outstanding the portion of the loans attributable to earnings will become taxable. Generally, interest paid on any loan under a Policy owned by an individual will not be tax-deductible.


    Except for policies with respect to a limited number of key persons of an employer (both as defined in the Internal Revenue Code), and subject to applicable interest rate caps and debt limits, the Health Insurance Portability and Accountability Act of 1996 (the "Health Insurance Act") generally repeals the deduction for interest paid or accrued after October 13, 1995 on loans from corporate owned life insurance policies on the lives of officers, employees or persons financially interested in the taxpayer's trade or business. Certain transitional rules for then existing debt are included in the Health Insurance Act. The transitional rules include a phase-out of the deduction for debt incurred (1) before January 1, 1996, or
    (2) before January 1, 1997, for policies entered into in 1994 or 1995. The phase-out of the interest expense deduction occurs over a transition period between October 13, 1995 and January 1, 1999. There is also a special rule for pre-June 21, 1986 policies. The Taxpayer Relief Act of 1997 ("TRA '97"), further expanded the interest deduction disallowance for businesses by providing, with respect to policies issued after June 8, 1997, that no deduction is allowed for interest paid or accrued on any debt with respect to life insurance covering the life of any individual (except as noted above under pre-'97 law with respect to key persons and pre-June 21, 1986 policies). TRA '97 also provides that no deduction is permissible for premiums paid on a life insurance policy if the taxpayer is directly or indirectly a beneficiary under the policy. Also under TRA '97 and subject to certain exceptions, for policies issued after June 8, 1997, no deduction is allowed for that portion of a taxpayer's interest expense that is allocable to unborrowed policy cash values. This disallowance generally does not apply to policies owned by natural persons. Policy Owners should consult a competent tax advisor concerning the tax implications of these changes for their Policies.


    The right to exchange the Policy for a flexible premium adjustable life insurance policy (See the section on Exchange Privilege.), the right to change Policy Owners (See the section on General Provisions.), and the provision for partial withdrawals (See the section on Surrenders.) may have tax consequences depending on the circumstances of such exchange, change, or withdrawal. Upon complete Surrender or when Maturity Benefits are paid, if the amount received plus any Outstanding Policy Debt exceeds the total premiums paid (the "basis"), that are not treated as previously withdrawn by the Policy Owner, the excess generally will be taxed as ordinary income.


                                    APPLAUSE!
                                       40

    Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Death Benefit Proceeds depend on applicable law and the circumstances of each Policy Owner or Beneficiary. In addition, if the Policy is used in connection with tax-qualified retirement plans, certain limitations prescribed by the Internal Revenue Service on, and rules with respect to the taxation of, life insurance protection provided through such plans may apply. The advice of competent tax counsel should be sought in connection with use of life insurance in a qualified plan.

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

AVLIC holds the assets of Separate Account V. The assets are kept physically segregated and held separate and apart from the General Account assets, except for the Fixed Account. AVLIC maintains records of all purchases and redemptions of Funds' shares by each of the Subaccounts.

THIRD PARTY SERVICES

AVLIC is aware that certain third parties are offering investment advisory, asset allocation, money management, and timing services in connection with the Policies. AVLIC does not engage any such third parties to offer such services of any type. In certain cases, AVLIC has agreed to honor transfer instructions from such services where it has received powers of attorney, in a form acceptable to it, from the Policy Owners participating in the service. Firms or persons offering such services do so independently from any agency relationship they may have with AVLIC for the sale of Policies. AVLIC takes no responsibility for the investment allocations and transfers transacted on a Policy Owner's behalf by such third parties or any investment allocation recommendations made by such parties. Policy Owners should be aware that fees paid for such services are separate and in addition to fees paid under the Policies.

VOTING RIGHTS

AVLIC is the legal holder of the shares held in the Subaccounts of Separate Account V and as such has the right to vote the shares, to elect Directors of the Funds, and to vote on matters that are required by the Investment Company Act of 1940 and upon any other matter that may be voted upon at a shareholder meeting. To the extent required by law, AVLIC will vote all shares of each of the Funds held in Separate Account V at regular and special shareholder meetings of the Funds according to instructions received from Policy Owners based on the number of shares held as of the record date for such meeting.

The number of Fund shares in a Subaccount for which instructions may be given by a Policy Owner is determined by dividing the Accumulation Value held in that Subaccount by the net asset value of one share in the corresponding portfolio of the Fund. Fractional shares will be counted. Fund shares held in each Subaccount for which no timely instructions from Policy Owners are received and Fund shares held in each Subaccount which do not support Policy Owner interests will be voted by AVLIC in the same proportion as those shares in that Subaccount for which timely instructions are received. Voting instructions to abstain on any item to be voted will be applied on a pro rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, AVLIC may elect to vote shares of the Fund in its own right.

DISREGARD OF VOTING INSTRUCTION. AVLIC may, if required by state insurance officials, disregard voting instructions if those instructions would require shares to be voted to cause a change in the subclassification or investment objectives or policies of one or more of the Funds' portfolios, or to approve or disapprove an investment adviser or principal underwriter for the Funds. In addition, AVLIC itself may disregard voting instructions that would require changes in the investment objectives or policies of any portfolio or in an investment adviser or principal underwriter for the Funds, if AVLIC reasonably disapproves those changes in accordance with applicable federal regulations. If AVLIC does disregard voting instructions, it will advise Policy Owners of that action and its reasons for the action in the next annual report or proxy statement to Policy Owners.

STATE REGULATION OF AVLIC

AVLIC, a stock life insurance company organized under the laws of Nebraska, is subject to regulation by the Nebraska Department of Insurance. On or before March 1 of each year an NAIC convention blank covering the operations and reporting on the financial condition of AVLIC and Separate Account V as of December 31 of the preceding year must be filed with the Nebraska Department of Insurance. Periodically, the Nebraska Department of Insurance examines the liabilities and reserves of AVLIC and Separate Account V.


                                    APPLAUSE!

In addition, AVLIC is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. The Policies offered by the prospectus are available in the various states as approved. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.

EXECUTIVE OFFICERS AND DIRECTORS OF AVLIC

This list shows name and position(s) with AVLIC followed by the principal occupations for the last five years. Where an individual has held more than one position with an organization during the last 5-year period, the last position held has been given.

LAWRENCE J. ARTH, DIRECTOR, CHAIRMAN OF THE BOARD, AND CHIEF EXECUTIVE OFFICER* Director, Chairman of the Board, and Chief Executive Officer: Ameritas Life; also serves as officer and/or director of other subsidiaries and/or affiliates of Ameritas Life.

WILLIAM J. ATHERTON, DIRECTOR, PRESIDENT, AND CHIEF OPERATING OFFICER*
Director: AMAL Corporation; President: North American Security Life Insurance Company; also served as officer and/or director of other subsidiaries and/or affiliates of North American.

KENNETH C. LOUIS, DIRECTOR, EXECUTIVE VICE PRESIDENT*
Director, President and Chief Operating Officer: Ameritas Life; also serves as officer and/or director of other subsidiaries and/or affiliates of Ameritas Life.

GARY R. MCPHAIL, DIRECTOR, EXECUTIVE VICE PRESIDENT**
Director, President, and Chief Executive Officer: AmerUs Life; also serves as officer and/or director of other subsidiaries and/or affiliates of AmerUs Life; Executive Vice President--Marketing and Individual Operations: New York Life Insurance Company; President: Lincoln National Sales Corporation.

CHARLES J. CAVANAUGH, SENIOR VICE PRESIDENT, NATIONAL SALES MANAGER*
Director, Product Manufacturing and Supply: Merrill Lynch Insurance Group; Director of Marketing: ITT Hartford Life Insurance Companies.


BRIAN J. CLARK, VICE PRESIDENT-FIXED ANNUITY PRODUCT DEVELOPMENT** Senior Vice President--Product Management: AmerUs Life.

MICHAEL G. FRAIZER, DIRECTOR**
Controller: AmerUs Life; also serves as director of an affiliate of AVLIC.

THOMAS C.  GODLASKY,  DIRECTOR,  SENIOR  VICE  PRESIDENT  AND  CHIEF  INVESTMENT
OFFICER**
Executive Vice President and Chief Investment Officer: AmerUs Life Holdings, Inc.; Executive Vice President and Chief Investment Officer: AmerUs Life (f.k.a. American Mutual Life Insurance Company); Manager-Fixed Income and Derivatives
Department: Providian Corporation; also serves as director of an affiliate of AVLIC; also serves as officer and/or director of other affiliates of AmerUs Life.

JOSEPH K. HAGGERTY, ASSISTANT GENERAL COUNSEL**
Senior Vice President and General Counsel: AmerUs Life Holdings, Inc.; Senior Vice President and General Counsel: AmerUs Life (f.k.a. American Mutual Life Insurance Company f.k.a. Central Life Assurance Company***); Senior Vice President, Deputy General Counsel: I.C.H. Corporation; also serves as an officer to an affiliate of AVLIC, and served as officer and/or director of other subsidiaries and/or affiliates of I.C.H. Corporation; also serves as officer of other affiliates of AmerUs Life.

SANDRA K. HOLMES, VICE PRESIDENT-FIXED ANNUITY CUSTOMER SERVICE**
Senior Vice President: AmerUs Life (f.k.a. American Mutual Life Insurance Company, f.k.a. Central Life Assurance Company***).


                                    APPLAUSE!
                                       41

KENNETH R. JONES, VICE PRESIDENT-CORPORATE COMPLIANCE AND ASSISTANT SECRETARY* Vice President, Corporate Compliance & Assistant Secretary: Ameritas Life; also serves as officer of other subsidiaries and/or affiliates of Ameritas Life.


CYNTHIA J. LAVELLE, VICE PRESIDENT--PRODUCT, OPERATIONS AND TECHNOLOGY* Assistant Vice President--Variable Operations: Ameritas Life.


WILLIAM W. LESTER, TREASURER*
Senior Vice President-Investments and Treasurer: Ameritas Life; also serves as officer of affiliates of Ameritas Life.


JOANN M. MARTIN, DIRECTOR, CONTROLLER*
Senior Vice President and Chief Financial Officer: Ameritas Life; also serves as officer and/or director of other subsidiaries and/or affiliates of Ameritas Life.

SHIELA SANDY, ASSISTANT SECRETARY**
Manager Annuity Services: AmerUs Life (f.k.a. American Mutual Life Insurance Company).


DONALD R. STADING, SECRETARY AND GENERAL COUNSEL*
Senior Vice President, Secretary and Corporate General Counsel; Ameritas Life; also serves as officer and/or director of other subsidiaries and/or affiliates of Ameritas Life.


KEVIN WAGONER, ASSISTANT TREASURER**
Director Investment Accounting: AmerUs Life (f.k.a. American Mutual Life Insurance Company, f.k.a. Central Life Assurance Company***); Senior Financial
Analyst: Target Stores.

  *     Principal business adAmeritas Variable Life Insurance Company
                             5900 "O" Street, P.O. Box 82550
                             Lincoln, Nebraska 68501

 **     Principal business adAmerUs Life Insurance Company
                             611 Fifth Avenue
                             Des Moines, Iowa 50309

*** Central Life Assurance Company merged with American Mutual Life Insurance Company on December 31, 1994. Central Life Assurance Company was the survivor of the merger. Contemporaneous with the merger, Central Life Assurance Company changed its name to American Mutual Life Insurance Company. (American Mutual Life Insurance Company changed its name to AmerUs Life Insurance Company on July 1, 1996.)

LEGAL MATTERS



All matters of Nebraska law pertaining to the Policy, including the validity of the Policy and AVLIC's right to issue the Policy under Nebraska Insurance Law, have been passed upon by Donald R. Stading, Secretary and General Counsel of AVLIC.


LEGAL PROCEEDINGS

There are no legal proceedings to which Separate Account V is a party or to which the assets of Separate Account V are subject. AVLIC is not involved in any litigation that is of material importance in relation to its ability to meet its obligations under the Policies or that relates to Separate Account V. AIC is not involved in any litigation that is of material importance in relation to its ability to perform under its underwriting agreement.

EXPERTS

The financial statements of AVLIC as of December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998, and the financial statements of Separate Account V as of December 31, 1998, and for each of the three years in the period then ended, included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.




                                    APPLAUSE!
                                       43

ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning Separate Account V, AVLIC and the Policy offered hereby. Statements contained in this prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

FINANCIAL STATEMENTS
The financial statements of AVLIC which are included in this prospectus should be considered only as bearing on the ability of AVLIC to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in Separate Account V.


                                    APPLAUSE!
                                       44

                          INDEPENDENT AUDITORS' REPORT


Board of Directors
Ameritas Variable Life Insurance Company
Lincoln, Nebraska

We have audited the accompanying statement of net assets of Ameritas Variable Life Insurance Company Separate Account V as of December 31, 1998, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Ameritas Variable Life Insurance Company Separate Account V as of December 31, 1998, and the results of its operations and changes in its net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

/s/ DELOITTE & TOUCHE LLP

Lincoln, Nebraska
February 5, 1999

                                     F-I-1

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT V
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1998

ASSETS
INVESTMENTS AT NET ASSET VALUE:
  VARIABLE INSURANCE PRODUCTS FUND:
     Money Market Portfolio -- 11,105,124.310 shares at
      $1.00 per share (cost $11,105,124)....................  $ 11,105,124
     Equity Income Portfolio -- 1,160,172.618 shares at
      $25.42 per share (cost $20,499,629)...................    29,491,589
     Growth Portfolio -- 1,030,142.884 shares at $44.87 per
      share (cost $24,624,171)..............................    46,222,512
     High Income Portfolio -- 716,563.299 shares at $11.53
      per share (cost $7,807,467)...........................     8,261,973
     Overseas Portfolio -- 729,187.972 shares at $20.05 per
      share (cost $11,215,340)..............................    14,620,219
  VARIABLE INSURANCE PRODUCTS FUND II:
     Asset Manager Portfolio -- 1,752,919.543 shares at
      $18.16 per share (cost $24,869,155)...................    31,833,018
     Investment Grade Bond Portfolio -- 343,207.716 shares
      at $12.96 per share (cost $4,095,562).................     4,447,972
     Contrafund Portfolio -- 562,154.419 shares at $24.44
      per share (cost $10,069,000)..........................    13,739,056
     Index 500 Portfolio -- 140,383.148 shares at $141.25
      per share (cost $14,386,677)..........................    19,829,119
     Asset Manager Growth Portfolio -- 194,121.333 shares at
      $17.03 per share (cost $2,789,533)....................     3,305,886
  ALGER AMERICAN FUND:
     Small Capitalization Portfolio -- 506,281.724 shares at
      $43.97 per share (cost $17,693,318)...................    22,261,208
     Growth Portfolio -- 438,715.956 shares at $53.22 per
      share (cost $15,340,061)..............................    23,348,463
     Income and Growth Portfolio -- 533,655.926 shares at
      $13.12 per share (cost $5,605,420)....................     7,001,566
     Midcap Growth Portfolio -- 390,902.572 shares at $28.87
      per share (cost $7,966,295)...........................    11,285,358
     Balanced Portfolio -- 210,014.615 shares at $12.98 per
      share (cost $2,268,208)...............................     2,725,989
     Leveraged Allcap Portfolio -- 158,890.232 shares at
      $34.90 per share (cost $3,600,937)....................     5,545,268
  MFS VARIABLE INSURANCE TRUST:
     Emerging Growth Series Portfolio -- 568,954.541 shares
      at $21.47 per share (cost $8,532,284).................    12,215,454
     World Governments Series Portfolio -- 51,660.465 shares
      at $10.88 per share (cost $532,514)...................       562,066
     Utilities Series Portfolio -- 166,350.240 shares at
      $19.82 per share (cost $2,770,572)....................     3,297,063
     Research Series Portfolio -- 156,106.437 shares at
      $19.05 per share (cost $2,571,889)....................     2,973,827
     Growth with Income Series Portfolio -- 175,680.697
      shares at $20.11 per share (cost $3,038,764)..........     3,532,938
  MORGAN STANLEY UNIVERSAL FUNDS:
     Asian Equity Portfolio -- 63,862.444 shares at $5.23
      per share (cost $388,097).............................       334,000
     Emerging Markets Equity Portfolio -- 115,841.118 shares
      at $7.11 per share (cost $1,187,272)..................       823,632
     Global Equity Portfolio -- 159,586.755 shares at $13.14
      per share (cost $1,951,259)...........................     2,096,971
     International Magnum Portfolio -- 83,104.465 shares at
      $11.23 per share (cost $938,486)......................       933,263
     U.S. Real Estate Portfolio -- 87,708.290 shares at
      $9.80 per share (cost $951,045).......................       859,540
                                                              ------------
     NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS.........  $282,653,074
                                                              ============

The accompanying notes are an integral part of these financial statements.

                                     F-I-2

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT V
                            STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                 VARIABLE INSURANCE PRODUCTS FUND
                                                               ------------------------------------
                                                                 MONEY       EQUITY
                                                                MARKET       INCOME       GROWTH
                                                    TOTAL      PORTFOLIO   PORTFOLIO     PORTFOLIO
                                                 -----------   ---------   ----------   -----------
                     1998
INVESTMENT INCOME:
  Dividend distributions received..............  $ 3,349,781   $ 571,068   $  350,608   $   167,972
  Mortality and expense risk charge............   (2,163,874)   (100,578)    (257,976)     (354,109)
                                                 -----------   ---------   ----------   -----------
NET INVESTMENT INCOME (LOSS)...................    1,185,907     470,490       92,632      (186,137)
                                                 -----------   ---------   ----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on investments......   17,147,973          --    1,247,753     4,393,780
  Net change in unrealized appreciation
     (depreciation)............................   30,032,940          --    1,327,445     8,556,162
                                                 -----------   ---------   ----------   -----------
NET GAIN (LOSS) ON INVESTMENTS.................   47,180,913          --    2,575,198    12,949,942
                                                 -----------   ---------   ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..............................  $48,366,820   $ 470,490   $2,667,830   $12,763,805
                                                 ===========   =========   ==========   ===========
                     1997
INVESTMENT INCOME:
  Dividend distributions received..............  $ 2,670,710   $ 463,675   $  290,414   $   177,070
  Mortality and expense risk charge............   (1,574,558)    (84,611)    (201,066)     (278,073)
                                                 -----------   ---------   ----------   -----------
NET INVESTMENT INCOME (LOSS)...................    1,096,152     379,064       89,348      (101,003)
                                                 -----------   ---------   ----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on investments......    6,045,040          --    1,460,138       792,600
  Net change in unrealized appreciation
     (depreciation)............................   21,418,187          --    3,371,385     5,089,744
                                                 -----------   ---------   ----------   -----------
NET GAIN (LOSS) ON INVESTMENTS.................   27,463,227          --    4,831,523     5,882,344
                                                 -----------   ---------   ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..............................  $28,559,379   $ 379,064   $4,920,871   $ 5,781,341
                                                 ===========   =========   ==========   ===========
                     1996
INVESTMENT INCOME:
  Dividend distributions received..............  $ 1,837,028   $ 383,333   $   19,764   $    56,401
  Mortality and expense risk charge............   (1,085,616)    (71,053)    (141,453)     (223,387)
                                                 -----------   ---------   ----------   -----------
NET INVESTMENT INCOME (LOSS)...................      751,412     312,280     (121,689)     (166,986)
                                                 -----------   ---------   ----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on investments......    4,152,296          --      566,577     1,424,128
  Net change in unrealized appreciation
     (depreciation)............................    7,185,902          --    1,388,228     1,591,342
                                                 -----------   ---------   ----------   -----------
NET GAIN (LOSS) ON INVESTMENTS.................   11,338,198          --    1,954,805     3,015,470
                                                 -----------   ---------   ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..............................  $12,089,610   $ 312,280   $1,833,116   $ 2,848,484
                                                 ===========   =========   ==========   ===========

The accompanying notes are an integral part of these financial statements.

                                     F-I-3

        VARIABLE INSURANCE
          PRODUCTS FUND                          VARIABLE INSURANCE PRODUCTS FUND II
     ------------------------   ---------------------------------------------------------------------
                                  ASSET        INVESTMENT                               ASSET MANAGER
     HIGH INCOME    OVERSEAS     MANAGER       GRADE BOND     CONTRAFUND   INDEX 500       GROWTH
      PORTFOLIO    PORTFOLIO    PORTFOLIO      PORTFOLIO      PORTFOLIO    PORTFOLIO      PORTFOLIO
     -----------   ----------   ----------   --------------   ----------   ----------   -------------
     $   558,849   $  271,677   $  882,316      $146,622      $   56,896   $  131,792     $ 49,741
         (73,002)    (128,820)    (271,404)      (39,733)        (93,506)    (135,441)     (25,300)
     -----------   ----------   ----------      --------      ----------   ----------     --------
         485,847      142,857      610,912       106,889         (36,610)      (3,649)      24,441
     -----------   ----------   ----------      --------      ----------   ----------     --------
         355,102      800,734    2,646,949        17,396         418,590      305,253      232,615
      (1,057,850)     959,668      637,938       179,497       2,407,939    3,342,102      175,258
     -----------   ----------   ----------      --------      ----------   ----------     --------
        (702,748)   1,760,402    3,284,887       196,893       2,826,529    3,647,355      407,873
     -----------   ----------   ----------      --------      ----------   ----------     --------
     $  (216,901)  $1,903,259   $3,895,799      $303,782      $2,789,919   $3,643,706     $432,314
     ===========   ==========   ==========      ========      ==========   ==========     ========
     $   456,382   $  183,138   $  782,791      $138,030      $   28,971   $   32,977     $     --
         (65,009)    (115,217)    (232,839)      (25,608)        (50,896)     (71,508)     (14,685)
     -----------   ----------   ----------      --------      ----------   ----------     --------
         391,373       67,921      549,952       112,422         (21,925)     (38,531)     (14,685)
     -----------   ----------   ----------      --------      ----------   ----------     --------
          56,407      727,004    1,963,611            --          76,565       66,916        1,179
         585,776      646,688    1,992,988        89,590         991,738    1,946,609      322,064
     -----------   ----------   ----------      --------      ----------   ----------     --------
         642,183    1,373,692    3,956,599        89,590       1,068,303    2,013,525      323,243
     -----------   ----------   ----------      --------      ----------   ----------     --------
     $ 1,033,556   $1,441,613   $4,506,551      $202,012      $1,046,378   $1,974,994     $308,558
     ===========   ==========   ==========      ========      ==========   ==========     ========
     $   346,977   $   95,857   $  701,929      $110,640      $       --   $      523     $  8,340
         (52,366)     (87,506)    (192,161)      (22,366)        (12,082)      (6,403)      (2,489)
     -----------   ----------   ----------      --------      ----------   ----------     --------
         294,611        8,351      509,768        88,274         (12,082)      (5,880)       5,851
     -----------   ----------   ----------      --------      ----------   ----------     --------
          67,887      105,443      578,783            --           1,845        1,346       14,028
         303,796      931,213    1,567,972       (39,903)        270,650      153,497       19,517
     -----------   ----------   ----------      --------      ----------   ----------     --------
         371,683    1,036,656    2,146,755       (39,903)        272,495      154,843       33,545
     -----------   ----------   ----------      --------      ----------   ----------     --------
     $   666,294   $1,045,007   $2,656,523      $ 48,371      $  260,413   $  148,963     $ 39,396
     ===========   ==========   ==========      ========      ==========   ==========     ========

                                     F-I-4

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT V
                            STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                   ALGER AMERICAN FUND
                                                 --------------------------------------------------------
                                                     SMALL                       INCOME AND      MIDCAP
                                                 CAPITALIZATION      GROWTH        GROWTH        GROWTH
                                                   PORTFOLIO       PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                 --------------    ----------    ----------    ----------
                    1998
INVESTMENT INCOME:
  Dividend distributions received............      $       --      $   41,754    $   17,735    $       --
  Mortality and expense risk charge..........        (169,257)       (155,688)      (49,041)      (81,791)
                                                   ----------      ----------    ----------    ----------
NET INVESTMENT INCOME (LOSS).................        (169,257)       (113,934)      (31,306)      (81,791)
                                                   ----------      ----------    ----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on investments....       2,446,741       2,551,580       490,671       742,049
  Net change in unrealized appreciation
     (depreciation)..........................         623,620       4,267,982     1,071,043     1,766,399
                                                   ----------      ----------    ----------    ----------
NET GAIN (LOSS) ON INVESTMENTS...............       3,070,361       6,819,562     1,561,714     2,508,448
                                                   ----------      ----------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATION...................      $2,901,104      $6,705,628    $1,530,408    $2,426,657
                                                   ==========      ==========    ==========    ==========
                    1997
INVESTMENT INCOME:
  Dividend distributions received............      $       --      $   32,883    $   12,791    $    3,623
  Mortality and expense risk charge..........        (142,416)        (98,937)      (28,862)      (62,763)
                                                   ----------      ----------    ----------    ----------
NET INVESTMENT INCOME (LOSS).................        (142,416)        (66,054)      (16,071)      (59,140)
                                                   ----------      ----------    ----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on investments....         550,941          59,552       105,818        88,340
  Net change in unrealized appreciation
     (depreciation)..........................       1,210,960       2,142,136       755,171       768,190
                                                   ----------      ----------    ----------    ----------
NET GAIN (LOSS) ON INVESTMENTS...............       1,761,901       2,201,688       860,989       856,530
                                                   ----------      ----------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..................      $1,619,485      $2,135,634    $  844,918    $  797,390
                                                   ==========      ==========    ==========    ==========
                    1996
INVESTMENT INCOME:
  Dividend distributions received............      $       --      $    3,908    $   24,326    $       --
  Mortality and expense risk charge..........        (118,508)        (58,005)      (13,912)      (38,781)
                                                   ----------      ----------    ----------    ----------
NET INVESTMENT INCOME (LOSS).................        (118,508)        (54,097)       10,414       (38,781)
                                                   ----------      ----------    ----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on investments....          51,224         165,191       813,188        74,978
  Net change in unrealized appreciation
     (depreciation)..........................         368,251         592,282      (557,847)      330,732
                                                   ----------      ----------    ----------    ----------
NET GAIN (LOSS) ON INVESTMENTS...............         419,475         757,473       255,341       405,710
                                                   ----------      ----------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..................      $  300,967      $  703,376    $  265,755    $  366,929
                                                   ==========      ==========    ==========    ==========

---------------
(1) Commenced business 04/08/97

(2) Commenced business 04/03/97

The accompanying notes are an integral part of these financial statements.

                                     F-I-5

      ALGER AMERICAN FUND                               MFS VARIABLE INSURANCE TRUST
    -----------------------    -------------------------------------------------------------------------------
                 LEVERAGED       EMERGING            WORLD          UTILITIES      RESEARCH       GROWTH WITH
    BALANCED       ALLCAP      GROWTH SERIES      GOVERNMENTS        SERIES         SERIES       INCOME SERIES
    PORTFOLIO    PORTFOLIO       PORTFOLIO      SERIES PORTFOLIO    PORTFOLIO    PORTFOLIO(1)    PORTFOLIO(2)
    ---------    ----------    -------------    ----------------    ---------    ------------    -------------
    $  24,247    $       --     $       --          $ 3,936         $ 24,469       $  2,571        $     --
      (16,462)      (31,317)       (83,222)          (3,503)         (20,971)       (17,327)        (19,348)
    ---------    ----------     ----------          -------         --------       --------        --------
        7,785       (31,317)       (83,222)             433            3,498        (14,756)        (19,348)
    ---------    ----------     ----------          -------         --------       --------        --------
      107,704       147,338         76,320               --          111,249         33,714              --
      417,950     1,626,709      2,714,274           29,642          262,317        383,697         490,661
    ---------    ----------     ----------          -------         --------       --------        --------
      525,654     1,774,047      2,790,594           29,642          373,566        417,411         490,661
    ---------    ----------     ----------          -------         --------       --------        --------
    $ 533,439    $1,742,730     $2,707,372          $30,075         $377,064       $402,655        $471,313
    =========    ==========     ==========          =======         ========       ========        ========
    $  12,338    $       --     $       --          $ 3,537         $     --       $     --        $  6,744
      (10,092)      (17,451)       (44,359)          (1,978)          (7,542)        (2,824)         (2,761)
    ---------    ----------     ----------          -------         --------       --------        --------
        2,246       (17,451)       (44,359)           1,559           (7,542)        (2,824)          3,983
    ---------    ----------     ----------          -------         --------       --------        --------
       16,729            --             --            1,603               --             --          31,548
      162,920       298,847        937,800           (6,568)         255,610         18,241           3,513
    ---------    ----------     ----------          -------         --------       --------        --------
      179,649       298,847        937,800           (4,965)         255,610         18,241          35,061
    ---------    ----------     ----------          -------         --------       --------        --------
    $ 181,895    $  281,396     $  893,441          $(3,406)        $248,068       $ 15,417        $ 39,044
    =========    ==========     ==========          =======         ========       ========        ========
    $  29,838    $       --     $       --          $    --         $  9,070       $     --        $     --
       (6,215)       (5,432)        (9,549)            (913)          (1,520)            --              --
    ---------    ----------     ----------          -------         --------       --------        --------
       23,623        (5,432)        (9,549)            (913)           7,550             --              --
    ---------    ----------     ----------          -------         --------       --------        --------
      199,719         4,125         21,561               --           23,532             --              --
     (168,250)       17,914         32,735            7,363            9,810             --              --
    ---------    ----------     ----------          -------         --------       --------        --------
       31,469        22,039         54,296            7,363           33,342             --              --
    ---------    ----------     ----------          -------         --------       --------        --------
    $  55,092    $   16,607     $   44,747          $ 6,450         $ 40,892       $     --        $     --
    =========    ==========     ==========          =======         ========       ========        ========

                                     F-I-6

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT V
                            STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                    MORGAN STANLEY UNIVERSAL FUNDS
                                                            ----------------------------------------------
                                                                               EMERGING          GLOBAL
                                                            ASIAN EQUITY    MARKETS EQUITY       EQUITY
                                                            PORTFOLIO(1)     PORTFOLIO(2)     PORTFOLIO(3)
                          1998                              ------------    --------------    ------------
INVESTMENT INCOME:
  Dividend distributions received........................     $  2,129        $   4,381        $  14,013
  Mortality and expense risk charge......................       (2,084)          (7,282)         (13,265)
                                                              --------        ---------        ---------
NET INVESTMENT INCOME (LOSS).............................           45           (2,901)             748
                                                              --------        ---------        ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments................           --               --           12,591
  Net change in unrealized appreciation (depreciation)...       (2,798)        (219,226)         143,561
                                                              --------        ---------        ---------
NET GAIN (LOSS) ON INVESTMENTS...........................       (2,798)        (219,226)         156,152
                                                              --------        ---------        ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.............................................     $ (2,753)       $(222,127)       $ 156,900
                                                              ========        =========        =========
                          1997
INVESTMENT INCOME:
  Dividend distributions received........................     $    232        $   4,896        $   5,533
  Mortality and expense risk charge......................         (495)          (3,435)          (2,294)
                                                              --------        ---------        ---------
NET INVESTMENT INCOME (LOSS).............................         (263)           1,461            3,239
                                                              --------        ---------        ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments................           --           21,661           11,816
  Net change in unrealized appreciation (depreciation)...      (51,298)        (144,415)           2,150
                                                              --------        ---------        ---------
NET GAIN (LOSS) ON INVESTMENTS...........................      (51,298)        (122,754)          13,966
                                                              --------        ---------        ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.............................................     $(51,561)       $(121,293)       $  17,205
                                                              ========        =========        =========
                          1996
INVESTMENT INCOME:
  Dividend distributions received........................     $     --        $      --        $      --
  Mortality and expense risk charge......................           --               --               --
                                                              --------        ---------        ---------
NET INVESTMENT INCOME (LOSS).............................           --               --               --
                                                              --------        ---------        ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments................           --               --               --
  Net change in unrealized appreciation (depreciation)...           --               --               --
                                                              --------        ---------        ---------
NET GAIN (LOSS) ON INVESTMENTS...........................           --               --               --
                                                              --------        ---------        ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.............................................     $     --        $      --        $      --
                                                              ========        =========        =========

---------------
(1) Commenced business 04/22/97
(2) Commenced business 04/08/97
(3) Commenced business 04/17/97
(4) Commenced business 04/07/97
(5) Commenced business 04/28/97

The accompanying notes are an integral part of these financial statements.

                                     F-I-7

      MORGAN STANLEY UNIVERSAL FUNDS             DREYFUS
    ----------------------------------         -----------
    INTERNATIONAL          U.S. REAL
       MAGNUM                ESTATE            STOCK INDEX
    PORTFOLIO(4)          PORTFOLIO(5)          PORTFOLIO
    -------------         ------------         -----------
      $  2,795             $  24,210            $     --
        (6,689)               (6,758)                 --
      --------             ---------            --------
        (3,894)               17,452                  --
      --------             ---------            --------
         3,255                 6,589                  --
        39,545              (110,595)                 --
      --------             ---------            --------
        42,800              (104,006)                 --
      --------             ---------            --------
      $ 38,906             $ (86,554)           $     --
      ========             =========            ========
      $ 15,852             $   9,641            $  9,192
        (1,903)               (1,584)             (5,350)
      --------             ---------            --------
        13,949                 8,057               3,842
      --------             ---------            --------
         1,056                11,556                  --
       (44,768)               19,091              54,025
      --------             ---------            --------
       (43,712)               30,647              54,025
      --------             ---------            --------
      $(29,763)            $  38,704            $ 57,867
      ========             =========            ========
      $     --             $      --            $ 46,122
            --                    --             (21,515)
      --------             ---------            --------
            --                    --              24,607
      --------             ---------            --------
            --                    --              38,741
            --                    --             366,600
      --------             ---------            --------
            --                    --             405,341
      --------             ---------            --------
      $     --             $      --            $429,948
      ========             =========            ========

                                     F-I-8

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT V
                      STATEMENTS OF CHANGES IN NET ASSETS
              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                   VARIABLE INSURANCE PRODUCTS FUND
                                                             --------------------------------------------
                                                                MONEY           EQUITY
                                                                MARKET          INCOME          GROWTH
                                                TOTAL         PORTFOLIO        PORTFOLIO       PORTFOLIO
                                             ------------    ------------    -------------    -----------
                  1998
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)...........    $  1,185,907    $   470,490      $    92,632     $  (186,137)
  Net realized gain (loss) on
     investments.........................      17,147,973             --        1,247,753       4,393,780
  Net change in unrealized appreciation
     (depreciation)......................      30,032,940             --        1,327,445       8,556,162
                                             ------------    -----------      -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..............      48,366,820        470,490        2,667,830      12,763,805
NET INCREASE (DECREASE) FROM POLICYOWNER
  TRANSACTIONS...........................      36,557,125      3,082,148        2,101,252       1,105,036
                                             ------------    -----------      -----------     -----------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS.................................      84,923,945      3,552,638        4,769,082      13,868,841
NET ASSETS AT JANUARY 1, 1998............     197,729,129      7,552,486       24,722,507      32,353,671
                                             ------------    -----------      -----------     -----------
NET ASSETS AT DECEMBER 31, 1998..........    $282,653,074    $11,105,124      $29,491,589     $46,222,512
                                             ============    ===========      ===========     ===========
                  1997
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)...........    $  1,096,152    $   379,064      $    89,348     $  (101,003)
  Net realized gain (loss) on
     investments.........................       6,045,040             --        1,460,138         792,600
  Net change in unrealized appreciation
     (depreciation)......................      21,418,187             --        3,371,385       5,089,744
                                             ------------    -----------      -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..............      28,559,379        379,064        4,920,871       5,781,341
NET INCREASE (DECREASE) FROM POLICYOWNER
  TRANSACTIONS...........................      33,090,017       (464,346)       2,617,832         382,227
                                             ------------    -----------      -----------     -----------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS.................................      61,649,396        (85,282)       7,538,703       6,163,568
NET ASSETS AT JANUARY 1, 1997............     136,079,733      7,637,768       17,183,804      26,190,103
                                             ------------    -----------      -----------     -----------
NET ASSETS AT DECEMBER 31, 1997..........    $197,729,129    $ 7,552,486      $24,722,507     $32,353,671
                                             ============    ===========      ===========     ===========
                  1996
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)...........    $    751,412    $   312,280      $  (121,689)    $  (166,986)
  Net realized gain (loss) on
     investments.........................       4,152,296             --          566,577       1,424,128
  Net change in unrealized appreciation
     (depreciation)......................       7,185,902             --        1,388,228       1,591,342
                                             ------------    -----------      -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..............      12,089,610        312,280        1,833,116       2,848,484
NET INCREASE (DECREASE) FROM POLICYOWNER
  TRANSACTIONS...........................      30,380,460      1,711,961        2,778,194       2,837,486
                                             ------------    -----------      -----------     -----------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS.................................      42,470,070      2,024,241        4,611,310       5,685,970
NET ASSETS AT JANUARY 1, 1996............      93,609,663      5,613,527       12,572,494      20,504,133
                                             ------------    -----------      -----------     -----------
NET ASSETS AT DECEMBER 31, 1996..........    $136,079,733    $ 7,637,768      $17,183,804     $26,190,103
                                             ============    ===========      ===========     ===========

The accompanying notes are an integral part of these financial statements.

                                    F-I-9

    VARIABLE INSURANCE PRODUCTS FUND                    VARIABLE INSURANCE PRODUCTS FUND II
    ---------------------------------   --------------------------------------------------------------------
                                           ASSET      INVESTMENT                               ASSET MANAGER
      HIGH INCOME        OVERSEAS         MANAGER     GRADE BOND   CONTRAFUND     INDEX 500       GROWTH
       PORTFOLIO         PORTFOLIO       PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
    ---------------   ---------------   -----------   ----------   -----------   -----------   -------------
      $   485,847       $   142,857     $   610,912   $  106,889   $   (36,610)  $    (3,649)   $   24,441
          355,102           800,734       2,646,949       17,396       418,590       305,253       232,615
       (1,057,850)          959,668         637,938      179,497     2,407,939     3,342,102       175,258
      -----------       -----------     -----------   ----------   -----------   -----------    ----------
         (216,901)        1,903,259       3,895,799      303,782     2,789,919     3,643,706       432,314
          353,039          (628,523)        353,744    1,166,836     3,190,211     5,349,378       582,288
      -----------       -----------     -----------   ----------   -----------   -----------    ----------
          136,138         1,274,736       4,249,543    1,470,618     5,980,130     8,993,084     1,014,602
        8,125,835        13,345,483      27,583,475    2,977,354     7,758,926    10,836,035     2,291,284
      -----------       -----------     -----------   ----------   -----------   -----------    ----------
      $ 8,261,973       $14,620,219     $31,833,018   $4,447,972   $13,739,056   $19,829,119    $3,305,886
      ===========       ===========     ===========   ==========   ===========   ===========    ==========
      $   391,373       $    67,921     $   549,952   $  112,422   $   (21,925)  $   (38,531)   $  (14,685)
           56,407           727,004       1,963,611           --        76,565        66,916         1,179
          585,776           646,688       1,992,988       89,590       991,738     1,946,609       322,064
      -----------       -----------     -----------   ----------   -----------   -----------    ----------
        1,033,556         1,441,613       4,506,551      202,012     1,046,378     1,974,994       308,558
          104,745         1,242,175         614,816      422,976     3,787,942     6,930,829     1,426,686
      -----------       -----------     -----------   ----------   -----------   -----------    ----------
        1,138,301         2,683,788       5,121,367      624,988     4,834,320     8,905,823     1,735,244
        6,987,534        10,661,695      22,462,108    2,352,366     2,924,606     1,930,212       556,040
      -----------       -----------     -----------   ----------   -----------   -----------    ----------
      $ 8,125,835       $13,345,483     $27,583,475   $2,977,354   $ 7,758,926   $10,836,035    $2,291,284
      ===========       ===========     ===========   ==========   ===========   ===========    ==========
      $   294,611       $     8,351     $   509,768   $   88,274   $   (12,082)  $    (5,880)   $    5,851
           67,887           105,443         578,783           --         1,845         1,346        14,028
          303,796           931,213       1,567,972      (39,903)      270,650       153,497        19,517
      -----------       -----------     -----------   ----------   -----------   -----------    ----------
          666,294         1,045,007       2,656,523       48,371       260,413       148,963        39,396
        1,995,433         2,133,197         518,914      167,556     2,534,900     1,776,610       503,059
      -----------       -----------     -----------   ----------   -----------   -----------    ----------
        2,661,727         3,178,204       3,175,437      215,927     2,795,313     1,925,573       542,455
        4,325,807         7,483,491      19,286,671    2,136,439       129,293         4,639        13,585
      -----------       -----------     -----------   ----------   -----------   -----------    ----------
      $ 6,987,534       $10,661,695     $22,462,108   $2,352,366   $ 2,924,606   $ 1,930,212    $  556,040
      ===========       ===========     ===========   ==========   ===========   ===========    ==========

                                    F-I-10

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT V
                      STATEMENTS OF CHANGES IN NET ASSETS
              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                      ALGER AMERICAN FUND
                                                   ----------------------------------------------------------
                                                       SMALL                        INCOME AND      MIDCAP
                                                   CAPITALIZATION      GROWTH         GROWTH        GROWTH
                                                     PORTFOLIO        PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                   --------------    -----------    ----------    -----------
                     1998
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss).................     $  (169,257)     $  (113,934)   $  (31,306)   $   (81,791)
  Net realized gain (loss) on investments......       2,446,741        2,551,580       490,671        742,049
  Net change in unrealized appreciation
    (depreciation).............................         623,620        4,267,982     1,071,043      1,766,399
                                                    -----------      -----------    ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..............................       2,901,104        6,705,628     1,530,408      2,426,657
NET INCREASE (DECREASE) FROM POLICYOWNER
  TRANSACTIONS.................................       1,708,481        3,802,750     1,281,319      1,308,265
                                                    -----------      -----------    ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS........       4,609,585       10,508,378     2,811,727      3,734,922
NET ASSETS AT JANUARY 1, 1998..................      17,651,623       12,840,085     4,189,839      7,550,436
                                                    -----------      -----------    ----------    -----------
NET ASSETS AT DECEMBER 31, 1998................     $22,261,208      $23,348,463    $7,001,566    $11,285,358
                                                    ===========      ===========    ==========    ===========
                     1997
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss).................     $  (142,416)     $   (66,054)   $  (16,071)   $   (59,140)
  Net realized gain (loss) on investments......         550,941           59,552       105,818         88,340
  Net change in unrealized appreciation
    (depreciation).............................       1,210,960        2,142,136       755,171        768,190
                                                    -----------      -----------    ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..............................       1,619,485        2,135,634       844,918        797,390
NET INCREASE (DECREASE) FROM POLICYOWNER
  TRANSACTIONS.................................       1,904,475        2,704,106     1,369,132      1,117,517
                                                    -----------      -----------    ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS........       3,523,960        4,839,740     2,214,050      1,914,907
NET ASSETS AT JANUARY 1, 1997..................      14,127,663        8,000,345     1,975,789      5,635,529
                                                    -----------      -----------    ----------    -----------
NET ASSETS AT DECEMBER 31, 1997................     $17,651,623      $12,840,085    $4,189,839    $ 7,550,436
                                                    ===========      ===========    ==========    ===========
                     1996
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss).................     $  (118,508)     $   (54,097)   $   10,414    $   (38,781)
  Net realized gain (loss) on investments......          51,224          165,191       813,188         74,978
  Net change in unrealized appreciation
    (depreciation).............................         368,251          592,282      (557,847)       330,732
                                                    -----------      -----------    ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..............................         300,967          703,376       265,755        366,929
NET INCREASE (DECREASE) FROM POLICYOWNER
  TRANSACTIONS.................................       3,449,194        2,618,412       791,272      2,585,782
                                                    -----------      -----------    ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS........       3,750,161        3,321,788     1,057,027      2,952,711
NET ASSETS AT JANUARY 1, 1996..................      10,377,502        4,678,557       918,762      2,682,818
                                                    -----------      -----------    ----------    -----------
NET ASSETS AT DECEMBER 31, 1996................     $14,127,663      $ 8,000,345    $1,975,789    $ 5,635,529
                                                    ===========      ===========    ==========    ===========

---------------

(1) Commenced business 04/08/97
(2) Commenced business 04/03/97

The accompanying notes are an integral part of these financial statements.

                                    F-I-11

      ALGER AMERICAN FUND                             MFS VARIABLE INSURANCE TRUST
    -----------------------   ----------------------------------------------------------------------------
                 LEVERAGED      EMERGING           WORLD         UTILITIES      RESEARCH      GROWTH WITH
     BALANCED      ALLCAP     GROWTH SERIES     GOVERNMENTS        SERIES        SERIES      INCOME SERIES
    PORTFOLIO    PORTFOLIO      PORTFOLIO     SERIES PORTFOLIO   PORTFOLIO    PORTFOLIO(1)   PORTFOLIO(2)
    ----------   ----------   -------------   ----------------   ----------   ------------   -------------
    $    7,785   $  (31,317)   $   (83,222)       $    433       $    3,498    $  (14,756)    $  (19,348)
       107,704      147,338         76,320              --          111,249        33,714             --
       417,950    1,626,709      2,714,274          29,642          262,317       383,697        490,661
    ----------   ----------    -----------        --------       ----------    ----------     ----------
       533,439    1,742,730      2,707,372          30,075          377,064       402,655        471,313
       844,417    1,370,291      2,799,432         310,132        1,222,669     1,600,841      1,428,853
    ----------   ----------    -----------        --------       ----------    ----------     ----------
     1,377,856    3,113,021      5,506,804         340,207        1,599,733     2,003,496      1,900,166
     1,348,133    2,432,247      6,708,650         221,859        1,697,330       970,331      1,632,772
    ----------   ----------    -----------        --------       ----------    ----------     ----------
    $2,725,989   $5,545,268    $12,215,454        $562,066       $3,297,063    $2,973,827     $3,532,938
    ==========   ==========    ===========        ========       ==========    ==========     ==========
    $    2,246   $  (17,451)   $   (44,359)       $  1,559       $   (7,542)   $   (2,824)    $    3,983
        16,729           --             --           1,603               --            --         31,548
       162,920      298,847        937,800          (6,568)         255,610        18,241          3,513
    ----------   ----------    -----------        --------       ----------    ----------     ----------
       181,895      281,396        893,441          (3,406)         248,068        15,417         39,044
       253,322      962,301      3,250,610          41,843        1,057,600       954,914      1,593,728
    ----------   ----------    -----------        --------       ----------    ----------     ----------
       435,217    1,243,697      4,144,051          38,437        1,305,668       970,331      1,632,772
       912,916    1,188,550      2,564,599         183,422          391,662            --             --
    ----------   ----------    -----------        --------       ----------    ----------     ----------
    $1,348,133   $2,432,247    $ 6,708,650        $221,859       $1,697,330    $  970,331     $1,632,772
    ==========   ==========    ===========        ========       ==========    ==========     ==========
    $   23,623   $   (5,432)   $    (9,549)       $   (913)      $    7,550    $       --     $       --
       199,719        4,125         21,561              --           23,532            --             --
      (168,250)      17,914         32,735           7,363            9,810            --             --
    ----------   ----------    -----------        --------       ----------    ----------     ----------
        55,092       16,607         44,747           6,450           40,892            --             --
       421,333    1,071,187      2,401,694         161,157          332,223            --             --
    ----------   ----------    -----------        --------       ----------    ----------     ----------
       476,425    1,087,794      2,446,441         167,607          373,115            --             --
       436,491      100,756        118,158          15,815           18,547            --             --
    ----------   ----------    -----------        --------       ----------    ----------     ----------
    $  912,916   $1,188,550    $ 2,564,599        $183,422       $  391,662    $       --     $       --
    ==========   ==========    ===========        ========       ==========    ==========     ==========

                                    F-I-12

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT V
                      STATEMENTS OF CHANGES IN NET ASSETS
              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                    MORGAN STANLEY UNIVERSAL FUNDS
                                                            ----------------------------------------------
                                                                               EMERGING          GLOBAL
                                                            ASIAN EQUITY    MARKETS EQUITY       EQUITY
                                                            PORTFOLIO(1)     PORTFOLIO(2)     PORTFOLIO(3)
                          1998                              ------------    --------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)..........................      $     45        $  (2,901)       $      748
  Net realized gain (loss) on investments...............            --               --            12,591
  Net change in unrealized appreciation(depreciation)...        (2,798)        (219,226)          143,561
                                                              --------        ---------        ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS............................................        (2,753)        (222,127)          156,900
NET INCREASE (DECREASE) FROM POLICYOWNER TRANSACTIONS...       149,362          308,380         1,088,835
                                                              --------        ---------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.................       146,609           86,253         1,245,735
NET ASSETS AT JANUARY 1, 1998...........................       187,391          737,379           851,236
                                                              --------        ---------        ----------
NET ASSETS AT DECEMBER 31, 1998.........................      $334,000        $ 823,632        $2,096,971
                                                              ========        =========        ==========
                          1997
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)..........................      $   (263)       $   1,461        $    3,239
  Net realized gain (loss) on investments...............            --           21,661            11,816
  Net change in unrealized appreciation
     (depreciation).....................................       (51,298)        (144,415)            2,150
                                                              --------        ---------        ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS............................................       (51,561)        (121,293)           17,205
NET INCREASE (DECREASE) FROM POLICYOWNER TRANSACTIONS...       238,952          858,672           834,031
                                                              --------        ---------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.................       187,391          737,379           851,236
NET ASSETS AT JANUARY 1, 1997...........................            --               --                --
                                                              --------        ---------        ----------
NET ASSETS AT DECEMBER 31, 1997.........................      $187,391        $ 737,379        $  851,236
                                                              ========        =========        ==========
                          1996
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)..........................      $     --        $      --        $       --
  Net realized gain (loss) on investments...............            --               --                --
  Net change in unrealized appreciation
     (depreciation).....................................            --               --                --
                                                              --------        ---------        ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS............................................            --               --                --
NET INCREASE (DECREASE) FROM POLICYOWNER TRANSACTIONS...            --               --                --
                                                              --------        ---------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.................            --               --                --
NET ASSETS AT JANUARY 1, 1996...........................            --               --                --
                                                              --------        ---------        ----------
NET ASSETS AT DECEMBER 31, 1996.........................      $     --        $      --        $       --
                                                              ========        =========        ==========

---------------

(1) Commenced business 04/22/97
(2) Commenced business 04/08/97
(3) Commenced business 04/17/97
(4) Commenced business 04/07/97
(5) Commenced business 04/28/97

The accompanying notes are an integral part of these financial statements.

                                    F-I-13

              MORGAN STANLEY
              UNIVERSAL FUNDS             DREYFUS
       -----------------------------    -----------
       INTERNATIONAL     U.S. REAL
          MAGNUM           ESTATE       STOCK INDEX
       PORTFOLIO(4)     PORTFOLIO(5)     PORTFOLIO
       -------------    ------------    -----------
         $ (3,894)       $  17,452      $        --
            3,255            6,589               --
           39,545         (110,595)              --
         --------        ---------      -----------
           38,906          (86,554)              --
          363,729          313,960               --
         --------        ---------      -----------
          402,635          227,406               --
          530,628          632,134               --
         --------        ---------      -----------
         $933,263        $ 859,540      $        --
         ========        =========      ===========
         $ 13,949        $   8,057      $     3,842
            1,056           11,556               --
          (44,768)          19,091           54,025
         --------        ---------      -----------
          (29,763)          38,704           57,867
          560,391          593,430       (2,270,889)
         --------        ---------      -----------
          530,628          632,134       (2,213,022)
               --               --        2,213,022
         --------        ---------      -----------
         $530,628        $ 632,134      $        --
         ========        =========      ===========
         $     --        $      --      $    24,607
               --               --           38,741
               --               --          366,600
         --------        ---------      -----------
               --               --          429,948
               --               --         (409,104)
         --------        ---------      -----------
               --               --           20,844
               --               --        2,192,178
         --------        ---------      -----------
         $     --        $      --      $ 2,213,022
         ========        =========      ===========

                                    F-I-14

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    F-I-15

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT V
                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND ACCOUNTING POLICIES

Ameritas Variable Life Insurance Company Separate Account V (the Account) was established on August 28, 1985, under Nebraska law by Ameritas Variable Life Insurance Company (AVLIC), a wholly-owned subsidiary of AMAL Corporation, a holding company 66% owned by Ameritas Life Insurance Corp (ALIC) and 34% owned by AmerUs Life Insurance Company (AmerUs). The assets of the Account are segregated from AVLIC's other assets and are used only to support variable life products issued by AVLIC.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. At December 31, 1998, there are twenty-six subaccounts within the Account. Five of the subaccounts invest only in a corresponding Portfolio of Variable Insurance Products Fund and five invest only in a corresponding Portfolio of Variable Insurance Products Fund II. Both funds are diversified open-end management investment companies and are managed by Fidelity Management and Research Company. Six of the subaccounts invest only in a corresponding Portfolio of Alger American Fund which is a diversified open-end management investment company managed by Fred Alger Management, Inc. Five of the subaccounts invest only in a corresponding Portfolio of MFS Variable Insurance Trust which is a diversified open-end management investment company managed by Massachusetts Financial Services Company. Five of the subaccounts invest only in a corresponding Portfolio of Morgan Stanley Universal Funds, Inc. which is a diversified open-end management investment company managed by Morgan Stanley Asset Management, Inc. All five funds are registered under the Investment Company Act of 1940, as amended. Each Portfolio is registered under the Investment Company Act of 1940, as amended. Each Portfolio pays the manager a monthly fee for managing its investments and business affairs. The assets of the Account are carried at the net asset value of the underlying Portfolios of the Funds.

Pursuant to an order of the SEC allowing for the substitution, all policyowner funds invested in a Portfolio of Dreyfus Stock Index Fund were transferred to the Index 500 subaccount of the Fidelity Variable Insurance Products Fund II as of March 31, 1997.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

The assets of the Account are carried at the net asset value of the underlying Portfolios of the Funds. The value of the policyowners' units corresponds to the Account's investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products. Share transactions and security transactions are accounted for on a trade date basis.

FEDERAL AND STATE TAXES

The operations of the Account are included in the federal income tax return of AVLIC, which is taxed as a life insurance company under the Internal Revenue Code. AVLIC has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, AVLIC does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

2. POLICYOWNER CHARGES

AVLIC charges the Account for mortality and expense risks assumed. A daily charge is made on the average daily value of the net assets representing equity of policyowners held in each subaccount per each product's current policy provisions. Additional charges are made at intervals and in amounts per each product's current policy provisions. These charges are prorated against the balance in each investment option of the policyowner, including the Fixed Account option which is not reflected in this separate account.

                                    F-I-16

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS

3. SHARES OWNED

     The Account invests in shares of mutual funds. Share activity and total shares were as follows:

                                                         VARIABLE INSURANCE PRODUCTS FUND
                               -------------------------------------------------------------------------------------
                                MONEY MARKET      EQUITY INCOME       GROWTH         HIGH INCOME         OVERSEAS
                                  PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
                               ---------------    -------------    -------------    --------------    --------------
Shares owned at January 1,
  1998.....................      7,552,485.910    1,018,225.148      872,066.612       598,367.840       695,077.235
Shares acquired............     96,112,872.130      590,346.286      801,025.403     2,095,006.665     2,333,977.875
Shares disposed of.........    (92,560,233.730)    (448,398.816)    (642,949.131)   (1,976,811.206)   (2,299,867.138)
                               ---------------    -------------    -------------    --------------    --------------
Shares owned at December
  31, 1998.................     11,105,124.310    1,160,172.618    1,030,142.884       716,563.299       729,187.972
                               ===============    =============    =============    ==============    ==============

Shares owned at January 1,
  1997.....................      7,637,767.850      817,109.096      841,043.772       558,109.727       565,907.403
Shares acquired............     57,423,437.350      511,389.228      339,254.481     1,118,068.428     1,175,596.501
Shares disposed of.........    (57,508,719.290)    (310,273.176)    (308,231.641)   (1,077,810.315)   (1,046,426.669)
                               ---------------    -------------    -------------    --------------    --------------
Shares owned at December
  31, 1997.................      7,552,485.910    1,018,225.148      872,066.612       598,367.840       695,077.235
                               ===============    =============    =============    ==============    ==============

Shares owned at January 1,
  1996.....................      5,613,527.070      652,438.732      702,196.341       358,988.159       438,914.420
Shares acquired............     47,496,829.850      398,549.753      641,337.814     1,195,240.651       726,524.452
Shares disposed of.........    (45,472,589.070)    (233,879.389)    (502,490.383)     (996,119.083)     (599,531.469)
                               ---------------    -------------    -------------    --------------    --------------
Shares owned at December
  31, 1996.................      7,637,767.850      817,109.096      841,043.772       558,109.727       565,907.403
                               ===============    =============    =============    ==============    ==============

                                    F-I-17

                   VARIABLE INSURANCE PRODUCTS FUND II                           ALGER AMERICAN FUND
-------------------------------------------------------------------------   -----------------------------
                 INVESTMENT                                 ASSET MANAGER       SMALL
ASSET MANAGER    GRADE BOND     CONTRAFUND     INDEX 500       GROWTH       CAPITALIZATION      GROWTH
  PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
-------------   ------------   ------------   -----------   -------------   --------------   ------------
1,531,564.418    237,050.443    389,113.666    94,728.864    140,054.018      403,465.664     300,282.630
  678,058.443    639,413.242    496,047.058   128,107.356    152,783.138      441,926.395     397,157.183
 (456,703.318)  (533,255.969)  (323,006.305)  (82,453.072)   (98,715.823)    (339,110.335)   (258,723.857)
-------------   ------------   ------------   -----------    -----------     ------------    ------------
1,752,919.543    343,207.716    562,154.419   140,383.148    194,121.333      506,281.724     438,715.956
=============   ============   ============   ===========    ===========     ============    ============

1,326,763.623    192,186.776    176,606.628    21,656.138     42,445.800      345,335.196     233,042.387
  598,138.814    120,594.995    358,431.197   129,171.432    137,282.584      311,521.638     204,589.158
 (393,338.019)   (75,731.328)  (145,924.159)  (56,098.706)   (39,674.366)    (253,391.170)   (137,348.915)
-------------   ------------   ------------   -----------    -----------     ------------    ------------
1,531,564.418    237,050.443    389,113.666    94,728.864    140,054.018      403,465.664     300,282.630
=============   ============   ============   ===========    ===========     ============    ============

1,221,448.421    171,179.054      9,382.665        61.274      1,153.239      263,321.551     150,146.226
  469,994.138    113,295.550    299,411.174    26,095.586     53,791.445      280,059.510     162,856.038
 (364,678.936)   (92,297.828)  (132,187.211)   (4,500.722)   (12,498.884)    (198,045.865)    (79,959.877)
-------------   ------------   ------------   -----------    -----------     ------------    ------------
1,326,763.623    192,176.776    176,606.628    21,656.138     42,445.800      345,335.196     233,042.387
=============   ============   ============   ===========    ===========     ============    ============

                                    F-I-18

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT V
                         NOTES TO FINANCIAL STATEMENTS

3. SHARES OWNED -- (CONTINUED)

The Account invests in shares of mutual funds. Share activity and total shares were as follows:

                                                               ALGER AMERICAN FUND
                                           -----------------------------------------------------------
                                            INCOME AND        MIDCAP                       LEVERAGED
                                              GROWTH          GROWTH        BALANCED         ALLCAP
                                            PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO
                                           ------------    ------------    -----------    ------------
Shares owned at January 1, 1998........     381,241.041     312,259.570    125,291.131     104,973.976
Shares acquired........................     471,468.634     272,665.784    179,874.177     159,683.710
Shares disposed of.....................    (319,053.749)   (194,022.782)   (95,150.693)   (105,767.454)
                                           ------------    ------------    -----------    ------------
Shares owned at December 31, 1998......     533,655.926     390,902.572    210,014.615     158,890.232
                                           ============    ============    ===========    ============

Shares owned at January 1, 1997........     234,654.249     263,959.188     98,800.487      61,392.043
Shares acquired........................     389,297.914     245,052.311     64,650.229     108,499.936
Shares disposed of.....................    (242,711.122)   (196,751.929)   (38,159.585)    (64,918.003)
                                           ------------    ------------    -----------    ------------
Shares owned at December 31, 1997......     381,241.041     312,259.570    125,291.131     104,973.976
                                           ============    ============    ===========    ============

Shares owned at January 1, 1996........      51,644.863     138,005.038     32,000.820       5,780.602
Shares acquired........................     238,851.986     257,678.903     91,879.454      94,532.096
Shares disposed of.....................     (55,842.600)   (131,724.753)   (25,079.787)    (38,920.655)
                                           ------------    ------------    -----------    ------------
Shares owned at December 31, 1996......     234,654.249     263,959.188     98,800.487      61,392.043
                                           ============    ============    ===========    ============

---------------
(1) Commenced business 04/08/97
(2) Commenced business 04/03/97
(3) Commenced business 04/22/97
(4) Commenced business 04/08/97

                                    F-I-19

                             MFS VARIABLE INSURANCE TRUST                            MORGAN STANLEY UNIVERSAL FUNDS
    ------------------------------------------------------------------------------   -------------------------------
      EMERGING           WORLD          UTILITIES       RESEARCH      GROWTH WITH       ASIAN       EMERGING MARKETS
    GROWTH SERIES     GOVERNMENTS         SERIES         SERIES      INCOME SERIES      EQUITY           EQUITY
      PORTFOLIO     SERIES PORTFOLIO    PORTFOLIO     PORTFOLIO(1)   PORTFOLIO(2)    PORTFOLIO(3)     PORTFOLIO(4)
    -------------   ----------------   ------------   ------------   -------------   ------------   ----------------
     415,653.648       21,729.618        94,348.503    61,452.261      99,317.062     33,225.337        78,194.995
     513,918.012       88,429.719       186,751.323   173,038.858     226,820.471     99,976.563       334,441.671
    (360,617.119)     (58,498.872)     (114,749.586)  (78,384.682)   (150,456.836)   (69,339.456)     (296,795.548)
    ------------      -----------      ------------   -----------    ------------    -----------      ------------
     568,954.541       51,660.465       166,350.240   156,106.437     175,680.697     63,862.444       115,841.118
    ============      ===========      ============   ===========    ============    ===========      ============

     193,700.823       17,336.705        28,672.191            --              --             --                --
     457,734.629       37,542.368       107,581.620    72,826.540     110,180.302     51,430.390       140,386.479
    (235,781.804)     (33,149.455)      (41,905.308)  (11,374.279)    (10,863.240)   (18,205.053)      (62,191.484)
    ------------      -----------      ------------   -----------    ------------    -----------      ------------
     415,653.648       21,729.618        94,348.503    61,452.261      99,317.062     33,225.337        78,194.995
    ============      ===========      ============   ===========    ============    ===========      ============

      10,355.688        1,555.043         1,475.513            --              --             --                --
     232,976.138       34,612.233        35,187.917            --              --             --                --
     (49,631.003)     (18,830.571)       (7,991.239)           --              --             --                --
    ------------      -----------      ------------   -----------    ------------    -----------      ------------
     193,700.823       17,336.705        28,672.191            --              --             --                --
    ============      ===========      ============   ===========    ============    ===========      ============

                                    F-I-20

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT V
                         NOTES TO FINANCIAL STATEMENTS

3. SHARES OWNED -- (CONTINUED)

The Account invests in shares of mutual funds. Share activity and total shares were as follows:

                                                   MORGAN STANLEY UNIVERSAL FUNDS               DREYFUS
                                            ---------------------------------------------    --------------
                                               GLOBAL       INTERNATIONAL     U.S. REAL
                                               EQUITY          MAGNUM           ESTATE        STOCK INDEX
                                            PORTFOLIO(1)    PORTFOLIO(2)     PORTFOLIO(3)    FUND PORTFOLIO
                                            ------------    -------------    ------------    --------------
Shares owned at January 1, 1998.........     72,507.289       51,120.253       55,401.749               --
Shares acquired.........................    172,405.252      120,740.453      136,182.392               --
Shares disposed of......................    (85,325.786)     (88,756.241)    (103,875.851)              --
                                            -----------      -----------     ------------     ------------
Shares owned at December 31, 1998.......    159,586.755       83,104.465       87,708.290               --
                                            ===========      ===========     ============     ============

Shares owned at January 1, 1997.........             --               --               --      109,123.387
Shares acquired.........................     93,896.403       77,530.448       97,640.967        2,530.208
Shares disposed of......................    (21,389.114)     (26,410.195)     (42,239.218)    (111,653.595)
                                            -----------      -----------     ------------     ------------
Shares owned at December 31, 1997.......     72,507.289       51,120.253       55,401.749               --
                                            ===========      ===========     ============     ============

Shares owned at January 1, 1996.........             --               --               --      127,452.178
Shares acquired.........................             --               --               --       33,926.076
Shares disposed of......................             --               --               --      (52,254.867)
                                            -----------      -----------     ------------     ------------
Shares owned at December 31, 1996.......             --               --               --      109,123.387
                                            ===========      ===========     ============     ============

---------------
(1) Commenced business 04/17/97

(2) Commenced business 04/07/97

(3) Commenced business 04/28/97

                                    F-I-21

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                             STATEMENT OF NET ASSETS
                                  JUNE 30, 1999
                                   (UNAUDITED)

ASSETS
INVESTMENTS AT NET ASSET VALUE:
  VARIABLE INSURANCE PRODUCTS FUND:
    Money Market Portfolio--13,560,919.230 shares at $1.00 per
      share (cost $13,560,919)                                      $ 13,560,919
    Equity Income Portfolio--1,208,468.678 shares at $27.25 per
      share (cost $21,648,927)                                        32,930,771
    Growth Portfolio--1,214,766.221 shares at $45.73 per share
      (cost $32,585,209)                                              55,551,259
    High Income Portfolio--600,230.495 shares at $11.29 per
     share (cost $6,483,788)                                           6,776,602
    Overseas Portfolio--755,971.484 shares at $20.80 per share
      (cost $11,714,070)                                              15,724,207
  VARIABLE INSURANCE PRODUCTS FUND II:
    Asset Manager Portfolio--1,827,238.568 shares at $17.69 per
      share (cost $26,108,017)                                        32,323,850
    Investment Grade Bond Portfolio--337,505.281 shares at
      $12.08 per share (cost $4,036,702)                               4,077,064
    Contrafund Portfolio--667,123.798 shares at $26.10 per share
      (cost $12,663,670)                                              17,411,931
    Index 500 Portfolio--169,927.201 shares at $155.65 per
      share (cost $18,730,921)                                        26,449,169
    Asset Manager Growth Portfolio--221,836.491 shares at
      $17.15 per share (cost $3,242,324)                               3,804,496
  ALGER AMERICAN FUND:
    Small Capitalization Portfolio--561,379.657 shares at $43.58
      per share (cost $19,808,247)                                    24,464,925
    Growth Portfolio--531,471.925 shares at $55.84 per share
      (cost $20,332,642)                                              29,677,392
    Income and Growth Portfolio--607,709.682 shares at $13.32
      per share (cost $6,546,404)                                      8,094,693
    Midcap Growth Portfolio--484,381.913 shares at $27.60 per
      share (cost $10,409,836)                                        13,368,941
    Balanced Portfolio--279,071.116 shares at $13.89 per share
      (cost $3,197,943)                                                3,876,298
    Leveraged Allcap Portfolio--266,230.450 shares at $40.87 per
      share (cost $7,974,738)                                         10,880,838
  MFS VARIABLE INSURANCE TRUST:
    Emerging Growth Series Portfolio--597,879.552 shares at
      $24.22 per share (cost $9,178,974)                              14,480,643
    World Governments Series Portfolio--38,588.793 shares at
      $9.99 per share (cost $389,345)                                    385,502
    Utilities Series Portfolio--206,496.262 shares at $20.23 per
      share (cost $3,570,206)                                          4,177,419
    Research Series Portfolio--188,175.865 shares at $20.48 per
      share (cost $3,193,815)                                          3,853,842
    Growth with Income Series Portfolio--171,500.632 shares at
      $21.14 per share (cost $2,971,999)                               3,625,523
  MORGAN STANLEY UNIVERSAL FUNDS:
    Asian Equity Portfolio--115,427.953 shares at $7.69 per share
      (cost $724,722)                                                    887,641
    Emerging Markets Equity Portfolio--148,721.98 shares at $9.82
      per share (cost $1,503,308)                                      1,460,450
    Global Equity Portfolio--186,605.597 shares at $13.62 per
      share (cost $2,304,695)                                          2,541,568
    International Magnum Portfolio--96,117.145 shares at $11.90
      per share (cost $1,082,389)                                      1,143,795
    U.S. Real Estate Portfolio--90,242.886 shares at $10.63 per
      share (cost $978,023)                                              959,283
                                                                    ------------
    NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS                  $332,489,021
                                                                    ============


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                    F-I(U)-1


                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                   (UNAUDITED)

STATEMENT OF OPERATIONS:

                                                       VARIABLE INSURANCE PRODUCTS FUND
                                                    ------------------------------------
                                                      MONEY       EQUITY
                                                     MARKET       INCOME       GROWTH
                                       TOTAL        PORTFOLIO    PORTFOLIO    PORTFOLIO
                                      -------       ---------    ---------    ---------
             1999
INVESTMENT INCOME:
  Dividend distributions
    received                         $ 3,627,121   $   326,655  $   438,682   $    82,737
  Mortality and expense
    risk charge                       (1,368,013)      (63,177)    (140,442)     (228,756)
                                      ----------      --------     --------    ----------
NET INVESTMENT INCOME (LOSS)           2,259,108       263,478      298,240      (146,019)
                                      ----------      --------     --------    ----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Net realized gain (loss)
    on investments                    17,482,085            --      969,719     5,202,111
  Net change in unrealized
    appreciation (depreciation)       11,692,196            --    2,289,886     1,367,711
                                     -----------     ---------    ---------    ----------
NET GAIN (LOSS) ON INVESTMENTS        29,174,281            --    3,259,605     6,569,822
                                     -----------     ---------   ----------    ----------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS                         $31,433,389     $ 263,478  $ 3,557,845   $ 6,423,803
                                     ===========     =========   ==========    ==========


STATEMENT OF CHANGES IN NET ASSETS:
                                                        VARIABLE INSURANCE PRODUCTS FUND
                                                     -------------------------------------
                                                      MONEY       EQUITY
                                                     MARKET       INCOME       GROWTH
                                       TOTAL        PORTFOLIO    PORTFOLIO    PORTFOLIO
                                      -------       ---------    ---------    ---------
          1999
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS:
   Net investment income
    (loss)                           $  2,259,108  $   263,478  $   298,240   $  (146,019)
   Net realized gain
    (loss) on investments              17,482,085           --      969,719     5,202,111
   Net change in unrealized
    appreciation (depreciation)        11,692,196           --    2,289,886     1,367,711
                                      -----------  -----------   ----------    ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS    31,433,389      263,478    3,557,845     6,423,803
NET INCREASE (DECREASE) FROM
   POLICYOWNER TRANSACTIONS            18,402,558    2,192,317     (118,663)    2,904,944
                                       ----------   ----------    ----------   ----------
TOTAL INCREASE (DECREASE) IN
   NET ASSETS                          49,835,947    2,455,795    3,439,182     9,328,747
NET ASSETS AT JANUARY 1, 1999         282,653,074   11,105,124   29,491,589    46,222,512
                                     ------------  -----------  -----------   -----------
NET ASSETS AT JUNE 30, 1999          $332,489,021  $13,560,919  $32,930,771   $55,551,259
                                     ============  ===========  ===========   ===========



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                    F-I(U)-2


VARIABLE INSURANCE PRODUCTS FUND                 VARIABLE INSURANCE PRODUCTS FUND II
--------------------------------   --------------------------------------------------------------
                                                                                           ASSET
                                    ASSET     INVESTMENT                                  MANAGER
    HIGH INCOME     OVERSEAS       MANAGER    GRADE BOND    CONTRAFUND     INDEX 500      GROWTH
     PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
     ----------     ---------     ---------    ---------    ----------     ---------     ---------


      $ 792,857     $ 226,340   $ 1,054,568     $178,023    $   68,862     $ 201,036     $ 80,579

        (37,144)      (64,778)     (144,356)     (21,258)      (68,176)     (100,822)     (15,137)
      ----------    ---------    ----------     --------     ---------     ---------     --------
        755,713       161,562       910,212      156,765           686       100,214       65,442
      ---------     ---------    ----------     --------     ---------     ---------     --------



         29,640       365,064     1,335,786       55,850       504,989       136,417      133,643

       (161,693)      605,258      (748,030)    (312,048)    1,078,207     2,275,805       45,820
      ---------     ---------    ----------    ----------    ---------     ---------     --------
       (132,053)      970,322       587,756     (256,198)    1,583,196     2,412,222      179,463
      ---------     ---------    ----------    ----------    ---------     ---------     --------


      $ 623,660    $1,131,884    $1,497,968     $(99,433)   $1,583,882    $2,512,436     $244,905
      =========    ==========    ==========     =========   ==========    ==========     ========



VARIABLE INSURANCE PRODUCTS FUND                 VARIABLE INSURANCE PRODUCTS FUND II
--------------------------------     -------------------------------------------------------------
                                                                                           ASSET
                                    ASSET     INVESTMENT                                  MANAGER
    HIGH INCOME     OVERSEAS       MANAGER    GRADE BOND    CONTRAFUND     INDEX 500      GROWTH
     PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
     ----------     ---------     ---------    ---------    ----------     ---------     ---------


    $   755,713    $  161,562   $   910,212  $   156,765      $    686   $   100,214     $ 65,442

         29,640       365,064     1,335,786       55,850       504,989       136,417      133,643

       (161,693)      605,258      (748,030)    (312,048)    1,078,207     2,275,805       45,820
      ---------      --------     ---------     ---------    ---------     ---------      -------

        623,660     1,131,884     1,497,968      (99,433)    1,583,882     2,512,436      244,905

     (2,109,031)      (27,896)   (1,007,136)    (271,475)    2,088,993     4,107,614      253,705
     -----------     --------   -----------   -----------    ---------    ----------      -------

     (1,485,371)    1,103,988       490,832     (370,908)    3,672,875     6,620,050      498,610
      8,261,973    14,620,219    31,833,018    4,447,972    13,739,056    19,829,119    3,305,886
      ---------    ----------    ----------    ---------    ----------    ----------    ---------
    $ 6,776,602   $15,724,207   $32,323,850  $ 4,077,064   $17,411,931   $26,449,169   $3,804,496
    ===========   ===========   ===========  ===========   ===========   ===========   ==========



                                    F-I(U)-3


                              AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                         SEPARATE ACCOUNT V
                               FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                             (UNAUDITED)


STATEMENT OF OPERATIONS:

                                                        ALGER AMERICAN FUND
                                  -------------------------------------------------------------

                                         SMALL                      INCOME AND       MIDCAP
                                    CAPITALIZATION      GROWTH        GROWTH         GROWTH
                                       PORTFOLIO       PORTFOLIO     PORTFOLIO      PORTFOLIO
                                     ------------     ----------     ---------      ----------
             1999
INVESTMENT INCOME:
  Dividend distributions
    received                            $       --     $   37,125     $  14,347      $       --
  Mortality and expense
    risk charge                            (99,001)      (116,905)      (33,317)        (53,519)
                                        ----------      ---------     ---------      ----------
NET INVESTMENT INCOME (LOSS)               (99,001)       (79,780)      (18,970)        (53,519)
                                        ----------      ---------     ---------      ----------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss)
    on investments                       2,786,842      2,534,821       426,544       1,862,002
  Net change in unrealized
    appreciation (depreciation)             88,789      1,336,348       152,144        (359,958)
                                        ----------     ----------      --------      ----------
NET GAIN (LOSS) ON INVESTMENTS           2,875,631      3,871,169       578,688       1,502,044
                                        ----------     ----------      --------      ----------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATION                             $2,776,630     $3,791,389      $559,718      $1,448,525
                                        ==========     ==========      ========      ==========


STATEMENT OF CHANGES IN NET ASSETS:

                                                          ALGER AMERICAN FUND
                                   -------------------------------------------------------------

                                         SMALL                       INCOME AND         MIDCAP
                                    CAPITALIZATION      GROWTH         GROWTH           GROWTH
                                       PORTFOLIO       PORTFOLIO      PORTFOLIO        PORTFOLIO
                                       ---------      ----------      ---------        ----------
          1999
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS:
   Net investment income (loss)        $   (99,001)   $   (79,780)   $   (18,970)   $   (53,519)
   Net realized gain (loss)
    on investments                       2,786,842      2,534,821        426,544      1,862,002
   Net change in unrealized
    appreciation (depreciation)             88,789      1,336,348        152,144       (359,958)
                                       -----------     ----------       --------      ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS      2,776,630      3,791,389        559,718      1,448,525
NET INCREASE (DECREASE) FROM
   POLICYOWNER TRANSACTIONS               (572,913)     2,537,540        533,409        635,058
                                       -----------     ----------       --------      ---------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                         2,203,717      6,328,929      1,093,127      2,083,583
NET ASSETS AT JANUARY 1, 1999           22,261,208     23,348,463      7,001,566     11,285,358
                                       -----------    -----------     ----------    -----------
NET ASSETS AT JUNE 30, 1999            $24,464,925    $29,677,392     $8,094,693    $13,368,941
                                       ===========    ===========     ==========    ===========



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                    F-I(U)-4


      ALGER AMERICAN FUND                               MFS VARIABLE INSURANCE TRUST
----------------------------          ------------------------------------------------------------
                                                                                            GROWTH
                                    EMERGING       WORLD                                     WITH
                      LEVERAGED      GROWTH     GOVERNMENTS    UTILITIES     RESEARCH       INCOME
     BALANCED          ALLCAP        SERIES       SERIES        SERIES        SERIES        SERIES
     PORTFOLIO        PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
     ---------       -----------    ---------    ---------    -----------    ---------     ---------

     $   39,415      $       --    $       -- $     21,210    $   45,844    $    6,589   $   12,252

        (14,283)        (37,791)      (58,080)      (1,849)      (16,144)      (13,748)     (15,403)
      ---------      ----------    ----------      -------      --------       -------      -------
         25,132         (37,791)      (58,080)      19,361        29,700        (7,159)      (3,151)
      ---------      ----------    ----------      -------      --------       -------      -------



        199,925         658,702            --           --       230,507        34,817       14,706

        220,573         961,769     1,618,498      (33,395)       80,723       258,088      159,350
      ---------      ----------     ---------      --------     --------       -------      -------
        420,498       1,620,471     1,618,498      (33,395)      311,230       292,905      174,056
      ---------      ----------     ---------      --------     --------       -------      -------


      $ 445,630      $1,582,680    $1,560,418     $(14,034)     $340,930      $285,746     $170,905
      =========      ==========    ==========     =========     ========      ========     ========




      ALGER AMERICAN FUND                               MFS VARIABLE INSURANCE TRUST
----------------------------          ------------------------------------------------------------
                                                                                           GROWTH
                                       EMERGING       WORLD                                 WITH
                        LEVERAGED       GROWTH     GOVERNMENTS   UTILITIES   RESEARCH       INCOME
        BALANCED         ALLCAP         SERIES       SERIES       SERIES      SERIES        SERIES
        PORTFOLIO       PORTFOLIO      PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO
        ---------       -----------    ---------    ---------    ---------   ---------    ---------


     $    25,132    $    (37,791)   $   (58,080)  $   19,361   $    29,700   $  (7,159)  $  (3,151)

         199,925         658,702              --          --       230,507      34,817      14,706

         220,573         961,769       1,618,498     (33,395)       80,723     258,088     159,350
      ----------     -----------      ----------    ---------     --------    --------   ---------

         445,630       1,582,680       1,560,418     (14,034)      340,930     285,746     170,905

         704,679       3,752,890         704,771    (162,530)      539,426     594,269     (78,320)
      ----------    ------------      ----------   ----------    ---------    --------    --------

       1,150,309       5,335,570       2,265,189    (176,564)      880,356     880,015      92,585
       2,725,989       5,545,268      12,215,454     562,066     3,297,063   2,973,827   3,532,938
      ----------    ------------     -----------    --------    ----------  ----------  ----------
      $3,876,298    $ 10,880,838    $ 14,480,643    $385,502    $4,177,419  $3,853,842  $3,625,523
      ==========    ============    ============    ========    ==========  ==========  ==========


                                         F-I(U)-5


                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                   (UNAUDITED)


STATEMENT OF OPERATIONS:
                                            MORGAN STANLEY UNIVERSAL FUNDS
                                        -------------------------------------
                                                        EMERGING        GLOBAL
                                      ASIAN EQUITY   MARKETS EQUITY     EQUITY
                                        PORTFOLIO       PORTFOLIO      PORTFOLIO
                                       -----------     ----------      ---------
                   1999
INVESTMENT INCOME:
   Dividend distributions received       $     --       $      --     $      --
   Mortality and expense risk charge       (2,001)         (4,040)       (9,688)
                                        ---------        ---------     --------
NET INVESTMENT INCOME (LOSS)               (2,001)         (4,040)       (9,688)
                                        ----------       --------      ---------
REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
   Net realized gain (loss)
     on investments --                         --              --            --
   Net change in unrealized
     appreciation (depreciation)          217,015         320,783        91,162
                                        ---------        --------      --------
NET GAIN (LOSS) ON INVESTMENTS            217,015         320,783        91,162
                                        ---------        --------      --------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS     $ 215,014       $ 316,743      $ 81,474
                                        =========       =========      ========




STATEMENT OF CHANGES IN NET ASSETS:
                                            MORGAN STANLEY UNIVERSAL FUNDS
                                          --------------------------------
                                                        EMERGING        GLOBAL
                                      ASIAN EQUITY   MARKETS EQUITY     EQUITY
                                        PORTFOLIO       PORTFOLIO     PORTFOLIO
                                        ---------       ---------     ---------
                   1999
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS:
   Net investment income (loss)        $   (2,001)     $   (4,040)   $   (9,688)
   Net realized gain (loss) on
     investments                               --              --            --
   Net change in unrealized
     appreciation(depreciation)           217,015         320,783        91,162
                                         --------       ---------       -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS              215,014         316,743        81,474
NET INCREASE (DECREASE) FROM
   POLICYOWNER TRANSACTIONS               338,627         320,075       363,123
                                         --------        --------      --------
TOTAL INCREASE (DECREASE) IN
   NET ASSETS                             553,641         636,818       444,597
NET ASSETS AT JANUARY 1, 1999             334,000         823,632     2,096,971
                                         --------        --------    ----------
NET ASSETS AT JUNE 30, 1999             $ 887,641      $1,460,450    $2,541,568
                                        =========      ==========    ==========



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                         F-I(U)-6

         MORGAN STANLEY UNIVERSAL FUNDS
        --------------------------------
         INTERNATIONAL         U.S. REAL
             MAGNUM             ESTATE
            PORTFOLIO          PORTFOLIO


            $      --         $       --
               (4,566)            (3,632)
             --------          ---------
               (4,566)            (3,632)
             ---------         ----------



                   --                 --

               66,628             72,763
            ---------          ---------
               66,628             72,763
            ---------          ---------

           $   62,062          $  69,131
           ==========          =========





         MORGAN STANLEY UNIVERSAL FUNDS
       ---------------------------------
       INTERNATIONAL           U.S. REAL
           MAGNUM               ESTATE
         PORTFOLIO             PORTFOLIO


           $   (4,566)       $   (3,632)

                   --                --

               66,628            72,763
             --------         ---------

               62,062            69,131

              148,470            30,612
             --------         ---------

              210,532            99,743
              933,263           859,540
           ----------        ----------
           $1,143,795        $  959,283
           ==========        ==========



                                    F-I(U)-7

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1999
                                   (UNAUDITED)


1.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Ameritas Variable Life Insurance Company Separate Account V (the Account) was established on August 28, 1985, under Nebraska law by Ameritas Variable Life Insurance Company (AVLIC), a wholly-owned subsidiary of AMAL Corporation, a majority-owned affiliate of Ameritas Life Insurance Corp. (ALIC) The assets of the Account are segregated from AVLIC's other assets and are used only to support variable life products issued by AVLIC.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. At June 30, 1999, there are twenty-six subaccounts within the Account. Five of the subaccounts invest only in a corresponding Portfolio of Variable Insurance Products Fund and five invest only in a corresponding Portfolio of Variable Insurance Products Fund II. Both funds are diversified open-end management investment companies and are managed by Fidelity Management and Research Company. Six of the subaccounts invest only in a corresponding Portfolio of Alger American Fund which is a diversified open-end management investment company managed by Fred Alger Management, Inc. Five of the subaccounts invest only in a corresponding Portfolio of MFS Variable Insurance Trust which is a diversified open-end management investment company managed by Massachusetts Financial Services Company. Five of the subaccounts invest only in a corresponding Portfolio of Morgan Stanley Universal Funds, Inc. which is a diversified open-end management investment company managed by Morgan Stanley Asset Management, Inc. All five funds are registered under the Investment Company Act of 1940, as amended. Each Portfolio pays the manager a monthly fee for managing its investments and business affairs. The assets of the Account are carried at the net asset value of the underlying Portfolios of the Funds. The value of the policyowners' units corresponds to the Account's investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products.

AVLIC currently does not expect to incur any federal income tax liability attributable to the Account with respect to the sale of variable life insurance policies. If, however, AVLIC determines that it may incur such taxes attributable to the Account, it may assess a charge for such taxes against the Account.


2.  BASIS OF PRESENTATION OF UNAUDITED INTERIM FINANCIAL STATEMENTS

Management believes that all adjustments, consisting of only normal recurring accruals, considered necessary for a fair presentation of the unaudited interim financial statements have been included. The results of operations for any interim period are not necessarily indicative of results for the full year. The unaudited interim financial statements should be read in conjunction with the audited financial statements and notes thereto for the years ended December 31, 1998, 1997, and 1996.

                                    F-I(U)-8

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
Ameritas Variable Life Insurance Company
Lincoln, Nebraska

     We have audited the accompanying balance sheets of Ameritas Variable Life Insurance Company as of December 31, 1998 and 1997, and the related statements of operations, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements present fairly, in all material respects, the financial position of Ameritas Variable Life Insurance Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Lincoln, Nebraska
February 5, 1999

                                    F-II- 1

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                 BALANCE SHEETS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                    DECEMBER 31
                                                              -----------------------
                                                                 1998         1997
                                                              ----------   ----------
                           ASSETS
Investments:
  Fixed maturity securities, available for sale (amortized
     cost $146,650 -- 1998 and $113,158 -- 1997)............  $  150,462   $  115,955
  Equity securities, available for sale (amortized cost
     $2,031 -- 1998 $4,061 -- 1997).........................       2,020        4,135
  Loans on insurance policies...............................      10,949        7,482
  Other invested assets.....................................      10,020        2,206
                                                              ----------   ----------
          Total investments.................................     173,451      129,778
Cash and cash equivalents...................................      12,011       13,711
Accrued investment income...................................       2,425        1,801
Reinsurance recoverable -- affiliates.......................         455          514
Prepaid reinsurance premium -- affiliates...................       2,380        2,298
Deferred policy acquisition costs...........................     121,236       98,746
Other.......................................................       1,695          199
Separate Accounts...........................................   1,709,448    1,265,348
                                                              ----------   ----------
                                                              $2,023,101   $1,512,395
                                                              ==========   ==========
            LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Policy and contract reserves..............................  $    1,681   $      941
  Policy and contract claims................................         625          925
  Accumulated contract values...............................     213,874      154,281
  Unearned policy charges...................................       1,814        1,498
  Unearned reinsurance ceded allowance......................       3,596        3,268
  Federal income taxes --
     Current................................................       2,941        1,466
     Deferred...............................................       8,348        9,326
  Other.....................................................       8,086       10,200
  Separate Accounts.........................................   1,709,448    1,265,348
                                                              ----------   ----------
          Total Liabilities.................................   1,950,413    1,447,253
                                                              ----------   ----------
Commitments and contingencies
STOCKHOLDER'S EQUITY:
  Common stock, par value $100 per share; authorized 50,000
     shares, issued and outstanding 40,000 shares...........       4,000        4,000
  Additional paid-in capital................................      40,370       40,370
  Retained earnings.........................................      27,434       20,180
  Accumulated other comprehensive income....................         884          592
                                                              ----------   ----------
          Total Stockholder's Equity........................      72,688       65,142
                                                              ----------   ----------
                                                              $2,023,101   $1,512,395
                                                              ==========   ==========

The accompanying notes are an integral part of these financial statements.

                                    F-II- 2

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                            STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)

                                                                   YEARS ENDED DECEMBER 31
                                                                -----------------------------
                                                                 1998       1997       1996
                                                                -------    -------    -------
INCOME:
Insurance revenues:
  Contract charges..........................................    $42,775    $33,717    $26,345
  Premium-reinsurance ceded.................................     (7,836)    (6,840)    (5,895)
  Reinsurance ceded allowance...............................      3,169      2,752      2,235
Investment revenues:
  Investment income, net....................................     14,052      8,277      3,603
  Realized gains, net.......................................         79        368         19
Other.......................................................      2,269        980        567
                                                                -------    -------    -------
                                                                 54,508     39,254     26,874
                                                                -------    -------    -------
BENEFITS AND EXPENSES:
Policy benefits:
  Death benefits............................................      2,200      1,356        716
  Interest credited.........................................     13,400      7,258      2,736
  Increase in policy and contract reserves..................        740        192        140
  Other.....................................................        222         92         52
Sales and operating expenses................................     15,980     11,641     10,041
Amortization of deferred policy acquisition costs...........     11,847      9,584      5,531
                                                                -------    -------    -------
                                                                 44,389     30,123     19,216
                                                                -------    -------    -------
INCOME BEFORE FEDERAL INCOME TAXES..........................     10,119      9,131      7,658
                                                                -------    -------    -------
Income taxes -- current.....................................      4,000      4,305      3,819
Income taxes -- deferred....................................     (1,135)      (844)      (811)
                                                                -------    -------    -------
       Total income taxes...................................      2,865      3,461      3,008
                                                                -------    -------    -------
NET INCOME..................................................    $ 7,254    $ 5,670    $ 4,650
                                                                =======    =======    =======

The accompanying notes are an integral part of these financial statements.

                                    F-II- 3

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                       STATEMENTS OF COMPREHENSIVE INCOME
                                 (IN THOUSANDS)

                                                                 YEARS ENDED DECEMBER 31
                                                                --------------------------
                                                                 1998      1997      1996
                                                                 ----      ----      ----
Net income..................................................    $7,254    $5,670    $4,650
Other comprehensive income, net of tax:
  Unrealized gains on securities:
     Unrealized holding gains arising during the period (net
      of deferred tax of $185, $378, and ($159) for 1998,
      1997 and 1996, respectively)..........................       343       702      (295)
     Reclassification adjustment for gains included in net
      income (net of deferred tax of $28, $129 and $7 for
      1998, 1997 and 1996, respectively)....................       (51)     (239)      (12)
                                                                ------    ------    ------
  Other comprehensive income (loss).........................       292       463      (307)
                                                                ------    ------    ------
Comprehensive income........................................    $7,546    $6,133    $4,343
                                                                ======    ======    ======

The accompanying notes are an integral part of these financial statements.

                                    F-II- 4

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                       STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                         (IN THOUSANDS, EXCEPT SHARES)

                                                                                            ACCUMULATED
                                               COMMON STOCK      ADDITIONAL                    OTHER
                                             ----------------     PAID-IN      RETAINED    COMPREHENSIVE
                                             SHARES    AMOUNT     CAPITAL      EARNINGS       INCOME         TOTAL
                                             ------    ------    ----------    --------    -------------     -----
BALANCE, January 1, 1996.................    40,000    $4,000     $ 29,700     $ 9,860      $       436     $ 43,996
  Return of capital......................        --       --       (15,000)         --               --      (15,000)
  Capital contribution from AMAL
    Corporation..........................        --       --        25,670          --               --       25,670
  Net unrealized investment loss, net....        --       --            --          --             (307)        (307)
  Net income.............................        --       --            --       4,650               --        4,650
                                             ------    ------     --------     -------      -----------     --------
BALANCE, December 31, 1996...............    40,000    4,000        40,370      14,510              129       59,009
  Net unrealized investment gain, net....        --       --            --          --              463          463
  Net income.............................        --       --            --       5,670               --        5,670
                                             ------    ------     --------     -------      -----------     --------
BALANCE, December 31, 1997...............    40,000    4,000        40,370      20,180              592       65,142
  Net unrealized investment gain, net....        --       --            --          --              292          292
  Net income.............................        --       --            --       7,254               --        7,254
                                             ------    ------     --------     -------      -----------     --------
BALANCE, December 31, 1998...............    40,000    $4,000     $ 40,370     $27,434      $       884     $ 72,688
                                             ======    ======     ========     =======      ===========     ========

The accompanying notes are an integral part of these financial statements.

                                    F-II- 5

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                            STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                    YEARS ENDED DECEMBER 31
                                                                --------------------------------
                                                                  1998        1997        1996
                                                                --------    --------    --------
OPERATING ACTIVITIES
Net Income..................................................    $  7,254    $  5,670    $  4,650
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Amortization of deferred policy acquisition costs.........      11,847       9,584       5,531
  Policy acquisition costs deferred.........................     (34,820)    (30,642)    (26,596)
  Interest credited to contract values......................      13,400       7,258       2,736
  Amortization of discounts or premiums.....................         (28)        (40)        (83)
  Net gains on other invested assets........................      (3,732)       (631)         --
  Net realized gains on investment transactions.............         (79)       (368)        (19)
  Deferred income taxes.....................................      (1,135)       (844)       (811)
  Change in assets and liabilities:
     Accrued investment income..............................        (624)       (705)       (306)
     Reinsurance recoverable-affiliates.....................          59        (505)         48
     Prepaid reinsurance premium-affiliates.................         (82)       (142)       (650)
     Other assets...........................................      (1,496)        284        (377)
     Policy and contract reserves...........................         740         192         140
     Policy and contract claims.............................        (300)        819         106
     Unearned policy charges................................         316         255         279
     Federal income tax payable-current.....................       1,475         591        (310)
     Unearned reinsurance ceded allowance...................         328         129         860
     Other liabilities......................................      (2,114)      2,172       3,762
                                                                --------    --------    --------
  Net cash from operating activities........................      (8,991)     (6,923)    (11,040)
                                                                --------    --------    --------
INVESTING ACTIVITIES
Purchase of fixed maturity securities available for sale....     (70,904)    (92,291)    (31,514)
Purchase of equity securities available for sale............          --      (4,311)         --
Purchase of other invested assets...........................      (7,760)     (1,611)         --
Proceeds from maturities or repayment of fixed maturity
  securities available for sale.............................      23,124      25,168       5,307
Proceeds from sales of fixed maturity securities available
  for sale..................................................      14,447      16,419       3,014
Proceeds from the sale of equity securities available for
  sale......................................................       1,979         252          --
Proceeds from the sale of other invested assets.............       3,678          35          --
Net change in loans on insurance policies...................      (3,467)     (3,173)     (1,670)
                                                                --------    --------    --------
  Net cash from investing activities........................     (38,903)    (59,512)    (24,863)
                                                                --------    --------    --------
FINANCING ACTIVITIES
Return of capital...........................................          --          --     (15,000)
Capital contribution........................................          --          --      25,670
Net change in accumulated contract values...................      46,194      69,462      30,257
                                                                --------    --------    --------
  Net cash from financing activities........................      46,194      69,462      40,927
                                                                --------    --------    --------
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS............      (1,700)      3,027       5,024
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD............      13,711      10,684       5,660
                                                                --------    --------    --------
CASH AND CASH EQUIVALENTS AT END OF PERIOD..................    $ 12,011    $ 13,711    $ 10,684
                                                                ========    ========    ========
SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for income taxes..................................    $  2,525    $  3,714    $  4,129

The accompanying notes are an integral part of these financial statements.

                                    F-II- 6

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                                 (IN THOUSANDS)

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Ameritas Variable Life Insurance Company (the Company), a stock life insurance company domiciled in the State of Nebraska, was a wholly-owned subsidiary of Ameritas Life Insurance Corp. (ALIC), until April of 1996 when it became a wholly-owned subsidiary of AMAL Corporation, a holding company 66% owned by ALIC and 34% owned by AmerUs Life Insurance Company (AmerUs). The Company began issuing variable life insurance and variable annuity policies in 1987, fixed premium annuities in 1996 and equity indexed annuities in 1997. The variable life, variable annuity, fixed premium annuity and equity indexed annuity policies are not participating with respect to dividends.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The principal accounting and reporting practices followed are:

INVESTMENTS

The Company classifies its securities into categories based upon the Company's intent relative to the eventual disposition of the securities. The first category, held to maturity securities, is comprised of fixed maturity securities which the Company has the positive intent and ability to hold to maturity. These securities are carried at amortized cost. The second category, available for sale securities, may be sold to address the liquidity and other needs of the Company. Securities classified as available for sale are carried at fair value on the balance sheet with unrealized gains and losses excluded from operations and reported as a separate component of stockholder's equity, net of related deferred acquisition costs and income tax effects. The third category, trading securities, is for debt and equity securities acquired for the purpose of selling them in the near term. The Company has classified all of its securities as available for sale. Realized investment gains and losses on sales of securities are determined on the specific identification method.

Other Invested Assets consist of exchange and privately traded options tied to the Standard and Poor's Index and are valued at fair value with changes in the fair value of these investments and realized gains on these investments included in net investment income.

The Company records write-offs or allowances for its investments based upon a evaluation of specific problem investments. The Company reviews, on a continual basis, all invested assets to identify investments where the Company may have credit concerns. Investments with credit concerns include those the Company has identified as experiencing a deterioration in financial condition. The Company has no write-offs or allowances recorded as of December 31, 1998, 1997 and 1996.

CASH EQUIVALENTS

The Company considers all highly liquid debt securities purchased with remaining maturity of less than three months to be cash equivalents.

SEPARATE ACCOUNTS

The Company operates separate accounts on which the earnings or losses accrue exclusively to contractholders. The assets (mutual fund investments) and liabilities of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company. Assets are reported at fair value.


                                    F-II- 7

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 -- (CONTINUED)
                                 (IN THOUSANDS)

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
   POLICIES -- (CONTINUED)

PREMIUM REVENUE AND BENEFITS TO POLICYOWNERS

RECOGNITION OF UNIVERSAL LIFE-TYPE CONTRACTS REVENUE AND BENEFITS TO
POLICYOWNERS

Universal life-type policies are insurance contracts with terms that are not fixed and guaranteed. The terms that may be changed could include one or more of the amounts assessed the policyowner, premiums paid by the policyowner or interest accrued to policyowners balances. Amounts received as payments for such contracts are reflected as deposits in accumulated contract values and are not reported as premium revenues.

Revenues for universal life-type policies consist of charges assessed against policy account values for deferred policy loading, mortality risk expense, the cost of insurance and policy administration. Policy benefits and claims that are charged to expense include interest credited to contracts under the fixed account investment option and benefit claims incurred in the period in excess of related policy account balances.

RECOGNITION OF INVESTMENT CONTRACT REVENUE AND BENEFITS TO POLICYOWNERS

Contracts that do not subject the Company to risks arising from policyowner mortality or morbidity are referred to as investment contracts. Certain deferred annuities are considered investment contracts. Amounts received as payments for such contracts are reflected as deposits in accumulated contract values and are not reported as premium revenues.

Revenues for investment products consist of investment income and policy administration charges. Contract benefits that are charged to expense include benefit claims incurred in the period in excess of related contract balances, and interest credited to contract balances.

POLICY ACQUISITION COSTS

Those costs of acquiring new business, which vary with and are directly related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future premiums. Such costs include commissions, certain costs of policy issuance and underwriting, and certain variable distribution expenses.

Costs deferred related to universal life-type policies and investment-type contracts are amortized generally over the lives of the policies, in relation to the present value of estimated gross profits from mortality, investment and expense margins. The estimated gross profits are reviewed periodically based on actual experience and changes in assumptions.


                                    F-II- 8

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 -- (CONTINUED)
                                 (IN THOUSANDS)

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
   POLICIES -- (CONTINUED)

A roll-forward of the amounts reflected in the balance sheets as deferred acquisition costs is as follows:

                                                                         DECEMBER 31
                                                                ------------------------------
                                                                  1998       1997       1996
                                                                --------    -------    -------
Beginning balance...........................................    $ 98,746    $79,272    $57,664
Acquisition costs deferred..................................      34,820     30,642     26,596
Amortization of deferred policy acquisition costs...........     (11,847)    (9,584)    (5,531)
Adjustment for unrealized investment (gain)/loss............        (483)    (1,584)       543
                                                                --------    -------    -------
Ending balance..............................................    $121,236    $98,746    $79,272
                                                                ========    =======    =======

To the extent that unrealized gains or losses on available for sale securities would result in an adjustment of deferred policy acquisition costs had those gains or losses actually been realized, the related unamortized deferred policy acquisition costs are recorded as an adjustment of the unrealized investment gains or losses included in stockholder's equity.

FUTURE POLICY AND CONTRACT BENEFITS

Liabilities for future policy and contract benefits left with the Company on variable universal life and annuity-type contracts are based on the policy account balance, and are shown as accumulated contract values. In addition the Company carries as future policy benefits a liability for additional coverages offered under policy riders.

INCOME TAXES

The provision for income taxes includes amounts currently payable and deferred income taxes resulting from the cumulative differences in assets and liabilities determined on a tax return and financial statement basis at the current enacted tax rates.

NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, entitled "Accounting for Derivative Instruments and Hedging Activities" (SFAS no. 133). The statement requires that all derivatives (including certain derivatives embedded in contracts) be recorded on the balance sheet and measured at fair value. SFAS no. 133 requires that changes in the fair value of derivatives be recognized currently in operations unless specific hedge accounting criteria are met. If such criteria are met, the derivative's gain or loss will offset related results of the hedged item in the statement of operations. A company must formally document, designate and assess the effectiveness of transactions to apply hedge accounting treatment.

SFAS No. 133 is effective for fiscal years beginning after June 15, 1999, with earlier implementation permitted. The statement must be implemented as of the beginning of a quarter and retroactive application to financial statements of prior periods is prohibited. The Company has not determined the financial statement impact of adopting this statement.

RECLASSIFICATIONS

Certain items on the prior year financial statements have been restated to conform to current year presentation.

                                    F-II- 9

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 -- (CONTINUED)
                                 (IN THOUSANDS)

2. INVESTMENTS

Investment income summarized by type of investment was as follows:

                                                                  YEARS ENDED DECEMBER 31
                                                                ---------------------------
                                                                 1998       1997      1996
                                                                 ----       ----      ----
Fixed maturity securities available for sale................    $ 9,099    $6,622    $3,308
Equity Securities available for sale........................        179       156        --
Loans on insurance policies.................................        590       370       214
Cash equivalents............................................        659       642       618
Other invested assets.......................................      3,732       631        --
                                                                -------    ------    ------
  Gross investment income...................................     14,259     8,421     4,140
Investment expenses.........................................        207       144       537
                                                                -------    ------    ------
  Net investment income.....................................    $14,052    $8,277    $3,603
                                                                =======    ======    ======

Net pretax realized investment gains (losses) were as follows:

                                                                    YEARS ENDED DECEMBER 31
                                                                   -------------------------
                                                                   1998      1997       1996
                                                                   ----      ----       ----
Net gains on disposals of fixed maturity securities
  available for sale........................................       $131      $365       $19
Net gains (losses) on disposal of equity securities
  available for sale........................................        (52)        3        --
                                                                   ----      ----       ---
Net gains on disposal of securities available for sale......       $ 79      $368       $19
                                                                   ====      ====       ===

Proceeds from sales of securities available for sale and gross gains and losses realized on those sales were as follows:

                                                                  YEAR ENDED DECEMBER 31, 1998
                                                                ---------------------------------
                                                                PROCEEDS       GAINS       LOSSES
                                                                --------       -----       ------
Fixed maturity securities available for sale................    $22,282        $433         $302
Equity securities available for sale........................      1,979          --         $ 52
                                                                -------        ----         ----
  Total securities available for sale.......................    $24,261        $433         $354
                                                                =======        ====         ====

                                                                  YEAR ENDED DECEMBER 31, 1997
                                                                ---------------------------------
                                                                PROCEEDS       GAINS       LOSSES
                                                                --------       -----       ------
Fixed maturity securities available for sale................    $16,419        $161          $8
Equity securities available for sale........................        252           2          --
                                                                -------        ----          --
  Total securities available for sale.......................    $16,671        $163          $8
                                                                =======        ====          ==

                                                                  YEAR ENDED DECEMBER 31, 1996
                                                                ---------------------------------
                                                                PROCEEDS       GAINS       LOSSES
                                                                --------       -----       ------
Fixed maturity securities available for sale................     $3,014         $30          $--
                                                                 ======         ===          ==

                                    F-II- 10

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 -- (CONTINUED)
                                 (IN THOUSANDS)

2. INVESTMENTS -- (CONTINUED)
The amortized cost and fair value of investments in securities by type of investment were as follows:

                                                                      DECEMBER 31, 1998
                                                      --------------------------------------------------
                                                                       GROSS UNREALIZED
                                                      AMORTIZED       -------------------         FAIR
                                                        COST          GAINS        LOSSES        VALUE
                                                      ---------       ------       ------       --------
U. S. Corporate...................................    $ 98,658        $3,146        $159        $101,645
Mortgage-backed...................................      35,314           430          14          35,730
U.S. Treasury securities and obligations of U.S.
  government agencies.............................      12,678           409          --          13,087
                                                      --------        ------        ----        --------
  Total fixed maturity securities available for
     sale.........................................     146,650         3,985         173         150,462
                                                      --------        ------        ----        --------
Equity securities available for sale..............       2,031            --          11           2,020
                                                      --------        ------        ----        --------
  Total securities available for sale.............    $148,681        $3,985        $184        $152,482
                                                      ========        ======        ====        ========

                                                                      DECEMBER 31, 1997
                                                     ---------------------------------------------------
                                                                       GROSS UNREALIZED
                                                     AMORTIZED       --------------------         FAIR
                                                       COST          GAINS         LOSSES        VALUE
                                                     ---------       ------        ------       --------
U.S. Corporate...................................    $ 75,705        $2,024         $16        $ 77,713
Mortgage-backed..................................      25,518           592          --           26,110
U.S. Treasury securities and obligations of
  U.S. government agencies.......................      11,935           221          24           12,132
                                                     --------        ------         ---         --------
  Total fixed maturity securities available for
     sale........................................     113,158         2,837          40          115,955
                                                     --------        ------         ---         --------
Equity securities available for sale.............       4,061            74          --            4,135
                                                     --------        ------         ---         --------
  Total securities available for sale............    $117,219        $2,911         $40         $120,090
                                                     ========        ======         ===         ========

The amortized cost and fair value of fixed maturity securities available for sale by contractual maturity at December 31, 1998 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                AMORTIZED      FAIR
                                                                  COST        VALUE
                                                                ---------    --------
Due in one year or less.....................................    $  3,933     $  3,964
Due after one year through five years.......................      39,120       40,029
Due after five years through ten years......................      54,266       56,034
Due after ten years.........................................      14,017       14,705
Mortgage-backed securities..................................      35,314       35,730
                                                                --------     --------
  Total.....................................................    $146,650     $150,462
                                                                ========     ========

The Company purchases exchange and privately traded options to support certain equity index annuity policyowner liabilities. These derivatives, reflected as other invested assets, are used to manage fluctuations in the equity market risk granted to the policyowners of the equity advantage annuities. These derivatives involve, to varying degrees, elements of credit risk and market risk. Credit risk is the risk of loss from a private party failing to perform according to the terms of the contract. Market risk is the possibility that future changes in market prices may make the derivative less valuable, which offset guarantees granted to policyowners. The options value on the balance sheet reflects the risk of potential loss to the entity.

                                    F-II- 11

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 -- (CONTINUED)
                                 (IN THOUSANDS)

2. INVESTMENTS -- (CONTINUED)

The Company's outstanding positions, which expire over various terms ranging from 1 to 7 years, shown in notional or contract amounts, along with their cost and estimated fair values, are summarized as follows:

                                                                  YEAR ENDED DECEMBER 31, 1998
                                                                ---------------------------------
                                                                NOTIONAL                   FAIR
                                                                 AMOUNT        COST        VALUE
                                                                --------       ----        -----
Options.....................................................    $18,655       $7,096      $10,020
                                                                =======       ======      =======

                                                                   YEAR ENDED DECEMBER 31, 1997
                                                                 ---------------------------------
                                                                 NOTIONAL                    FAIR
                                                                  AMOUNT        COST        VALUE
                                                                 --------       ----        -----
Options.....................................................      $1,340       $1,544       $2,206
                                                                  ======       ======       ======

3. INCOME TAXES

The items that give rise to deferred tax assets and liabilities relate to the following:

                                                                 YEARS ENDED
                                                                 DECEMBER 31
                                                              -----------------
                                                               1998      1997
                                                               ----      ----
Net unrealized investment gains on securities available for
  sale......................................................  $ 1,365   $ 1,080
Deferred policy acquisition costs...........................   36,031    29,271
Prepaid expenses............................................      833       804
                                                              -------   -------
Gross deferred tax liability................................   38,229    31,155
                                                              -------   -------
Future policy and contract benefits.........................   27,810    20,014
Deferred future revenues....................................    1,894     1,668
Other.......................................................      177       147
                                                              -------   -------
Gross deferred tax asset....................................   29,881    21,829
                                                              -------   -------
  Net deferred tax liability................................  $ 8,348   $ 9,326
                                                              =======   =======

The difference between the U.S. federal income tax rate and the consolidated tax provision rate is summarized as follows:

                                                              YEARS ENDED DECEMBER 31
                                                              ------------------------
                                                              1998      1997      1996
                                                              ----      ----      ----
Federal statutory tax rate..................................  35.0%     35.0%     35.0%
Other.......................................................  (6.7)      2.9       4.3
                                                              ----      ----      ----
  Effective tax rate........................................  28.3%     37.9%     39.3%
                                                              ====      ====      ====

The Company's federal income tax returns have been examined by the Internal Revenue Service (IRS) through 1995. The Company is currently appealing certain adjustments proposed by the IRS for tax years 1993 through 1995. Management believes adequate provisions have been made for any additional taxes which may become due with respect to the adjustments proposed by the IRS.

                                    F-II- 12

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 -- (CONTINUED)
                                 (IN THOUSANDS)

4. RELATED PARTY TRANSACTIONS

Affiliates provide technical, financial, legal, marketing and investment advisory support to the Company under administrative service agreements. The cost of these services to the Company for years ended December 31, 1998, 1997 and 1996 was $11,737, $12,082 and $10,922, respectively.

The Company entered into reinsurance agreements (yearly renewable term) with affiliates. Under this agreement, these affiliates assume life insurance risk in excess of the Company's retention limit. These reinsurance contracts do not relieve the Company of its obligations to its policyowners. The Company paid $4,104, $3,810 and $3,301 of net reinsurance premiums to affiliates for the years ended December 31, 1998, 1997 and 1996, respectively. The Company has received reinsurance recoveries from affiliates of $3,310, $2,260 and $659 for the years ended December 31, 1998, 1997 and 1996, respectively.

The Company has entered into guarantee agreements with ALIC, AmerUs and AMAL Corporation whereby, they guarantee the full, complete and absolute performance of all duties and obligations of the Company.

The Company's variable life and annuity products are distributed through Ameritas Investment Corp., a wholly-owned subsidiary of AMAL Corporation. The Company received $93 and $54 for the years ended December 31, 1997 and 1996, respectively, from this affiliate to partially defray the costs of materials and prospectuses. The Company received no recovery to defray these cost for the year ended December 31, 1998. Policies placed by this affiliate generated commission expense of $28,353, $23,232 and $20,373 for the years ended December 31, 1998, 1997 and 1996, respectively.

Transactions with related parties are not necessarily indicative of revenues and expenses which would have occurred had the parties not been related.

5. BENEFIT PLANS

The Company provides retirement and postretirement medical benefits to qualifying employees. Prior to August 1, 1997 these benefits were provided under plans which covered substantially all employees of Ameritas Life Insurance Corp. and its subsidiaries. Concurrent with the transfer of a significant number of employees to the Company, effective August 1, 1997, AMAL Corporation assumed the benefit obligations associated with these plans.

The Company is included in a multiple employer noncontributory defined benefit plan that covers substantially all full-time employees of Ameritas Life Insurance Corp. and its subsidiaries and AMAL Corporation and its subsidiaries. Pension costs include current service costs, which are accrued and funded on a current basis, and post service costs, which are amortized over the average remaining service life of all employees on the adoption date. Total Company contributions for the years ended December 31, 1998 and 1997 were $163 and $29, respectively. The Company had no full time employees during 1996.

The Company's employees also participate in a defined contribution thrift plan that covers substantially all full time employees of Ameritas Life Insurance Corp. and its subsidiaries. Company matching contributions under the plan range from 1% to 3% of the participant's compensation. Total Company contributions for the years ended December 31, 1998 and 1997 were $47 and $24, respectively. The Company had no full time employees during 1996.

The Company is also included in the postretirement benefit plan providing group medical coverage to retired employees of AMAL Corporation and its subsidiaries. Prior to August 1, 1997 these benefits were provided under a plan with Ameritas Life Insurance Corp. These benefits are a specified percentage of premium until age 65 and a flat dollar amount thereafter. Employees become eligible for these benefits upon the attainment of age 55, 15 years of service and participation in the plan for the immediately preceding 5 years. Benefit costs include the expected cost of postretirement benefits for newly eligible

                                    F-II- 13

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 -- (CONTINUED)
                                 (IN THOUSANDS)

5. BENEFIT PLANS -- (CONTINUED)

employees, interest cost, and gains and losses arising from differences between actuarial assumptions and actual experience. Total Company contributions for the years ended December 31, 1998 and 1997 were $12 and $5, respectively. The Company had no full time employees during 1996.

Expenses for the defined benefit plan and postretirement group medical plan are allocated to the Company based on the number of associates in AMAL Corporation and its subsidiaries.

6. INSURANCE REGULATORY MATTERS

Net income (loss), as determined in accordance with statutory accounting practices, was $321, $2,048 and $855 for 1998, 1997 and 1996, respectively. The Company's statutory surplus was $44,589, $45,265 and $44,100 at December 31, 1998, 1997 and 1996, respectively. Effective January 1, 1996 the Company changed reserving methods used for most existing products resulting in an increase in statutory surplus of approximately $20,601. The Company is required to maintain a certain level of surplus to be in compliance with state laws and regulations. Company surplus is monitored by state regulators to ensure compliance with risk based capital requirements.

Under statutes of the Insurance Department of the State of Nebraska, the Company is limited in the amount of dividends it can pay to its stockholder. On February 28, 1996 the Board of Directors declared a return of paid-in-capital of $15,000 payable by way of a note due on or before August 15, 1996. The note was retired on August 15, 1996. This action was approved by the State of Nebraska Insurance Department and any additional distributions of capital or surplus will require approval of the Insurance Department.

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following disclosures are made regarding fair value information about certain financial instruments for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates, in many cases, may not be realized in immediate settlement of the instrument. All nonfinancial instruments are excluded from disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The fair value estimates presented herein are based on pertinent information available to management as of December 31, 1998 and 1997. Although management is not aware of any factors that would significantly affect the estimated fair value amounts, such amounts have not been comprehensively revalued for purposes of these financial statements since that date; therefore, current estimates of fair value may differ significantly from the amounts presented herein.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for each class of financial instrument for which it is practicable to estimate a value:

          FIXED MATURITY SECURITIES AVAILABLE FOR SALE -- For publicly traded securities, fair value is determined using an independent pricing source. For securities without a readily ascertainable fair value, the value has been determined using an interest rate spread matrix based upon quality, weighted average maturity and Treasury yields.

          EQUITY SECURITIES AVAILABLE FOR SALE -- Fair value is determined using an independent pricing source.

          LOANS ON INSURANCE POLICIES -- Fair values for loans on insurance policies are estimated using a discounted cash flow analysis at interest rates currently offered for similar loans with similar remaining


                                    F-II- 14

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 -- (CONTINUED)
                                 (IN THOUSANDS)

7. FAIR VALUE OF FINANCIAL INSTRUMENTS -- (CONTINUED)

     terms. Loans on insurance policies with similar characteristics are aggregated for purposes of the calculations.

          OTHER INVESTED ASSETS -- Fair value is determined using an independent pricing source.

          CASH AND CASH EQUIVALENTS, ACCRUED INVESTMENT INCOME AND REINSURANCE RECOVERABLE -- The carrying amounts equal fair value.

          ACCUMULATED CONTRACT VALUES -- Funds on deposit which do not have fixed maturities are carried at the amount payable on demand at the reporting date, which approximates fair value.

Estimated fair values are as follows:

                                                                          DECEMBER 31
                                                        ------------------------------------------------
                                                                 1998                      1997
                                                        ----------------------    ----------------------
                                                        CARRYING                  CARRYING
                                                         AMOUNT     FAIR VALUE     AMOUNT     FAIR VALUE
                                                        --------    ----------    --------    ----------
Financial assets:
  Fixed maturity securities, available for sale.....    $150,462     $150,462     $115,955     $115,955
  Equity securities, available for sale.............       2,020        2,020        4,135        4,135
  Loans on insurance policies.......................      10,949       10,286        7,482        6,657
  Other invested assets.............................      10,020       10,020        2,206        2,206
  Cash and cash equivalents.........................      12,011       12,011       13,711       13,711
  Accrued investment income.........................       2,425        2,425        1,801        1,801
  Reinsurance recoverable -- affiliates.............         455          455          514          514
Financial liabilities:
  Accumulated contract values excluding amounts held
     under insurance contracts......................     199,585      199,585      144,109      144,109

8. SEPARATE ACCOUNTS

The Company is currently marketing variable life and variable annuity products which have separate accounts as an investment option. Separate Account V (Account V) was formed to receive and invest premium receipts from variable life insurance policies issued by the Company. Separate Account VA-2 (Account VA-2) was formed to receive and invest premium receipts from variable annuity policies issued by the Company. Both Separate Accounts are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. Account V and VA-2's assets and liabilities are segregated from the other assets and liabilities of the Company.

Amounts in the Separate Accounts are:

                                                                           DECEMBER 31
                                                                   ---------------------------
                                                                      1998             1997
                                                                   ----------       ----------
Separate Account V..........................................       $  282,653       $  197,729
Separate Account VA-2.......................................        1,426,795        1,067,619
                                                                   ----------       ----------
                                                                   $1,709,448       $1,265,348
                                                                   ==========       ==========

9. COMMITMENTS AND CONTINGENCIES

The Company has a $15,000 unsecured line of credit entered into in September, 1998. No balance was outstanding at any time during 1998.

                                    F-II- 15

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                  BALANCE SHEET
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


                                 ASSETS
                                                                 JUNE 30, 1999
                                                                 -------------
Investments:
   Fixed maturity securities, available for sale
     (amortized cost $167,459)                                    $  164,317
   Equity securities, available for sale (amortized
     cost $2,031)                                                      1,813
   Loans on insurance policies                                        13,136
   Other invested assets                                              12,939
                                                                  ----------
        Total investments                                            192,205
Cash and cash equivalents                                              6,921
Accrued investment income                                              2,709
Prepaid reinsurance premium--affiliates                                2,482
Deferred policy acquisition costs                                    139,467
Other                                                                  1,938
Separate Accounts                                                  2,035,317
                                                                  ----------
                                                                  $2,381,039
                                                                  ==========

                  LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:
   Policy and contract reserves                                   $    2,033
   Policy and contract claims                                            446
   Accumulated contract values                                       244,218
   Unearned policy charges                                             1,898
   Unearned reinsurance ceded allowance                                3,700
   Federal income taxes--
     Current                                                           1,596
     Deferred                                                          6,622
   Other                                                               9,767
   Separate Accounts                                               2,035,317
                                                                  ----------
        Total Liabilities                                          2,305,597
                                                                  ----------
   Commitments and contingencies
STOCKHOLDER'S EQUITY:
   Common stock, par value $100 per share;
     authorized 50,000 shares, issued and
     outstanding 40,000 shares                                         4,000
   Additional paid-in capital                                         41,870
   Retained earnings                                                  30,551
   Accumulated other comprehensive income                               (979)
                                                                  ----------
   Total Stockholder's Equity                                         75,442
                                                                  ----------
                                                                  $2,381,039
                                                                  ==========


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                   F-II(U)-1

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                 (IN THOUSANDS)
                                   (UNAUDITED)


INCOME:
Insurance revenues:
   Contract charges                                                  $24,413
   Premium-reinsurance ceded                                          (4,232)
   Reinsurance ceded allowance                                         1,801
Investment revenues:
   Investment income, net                                              8,765
   Realized gain(loss), net                                              (51)
Other                                                                  1,620
                                                                     -------
                                                                      32,316
                                                                     -------
BENEFITS AND EXPENSES:
Policy benefits:
   Death benefits                                                      1,061
   Interest credited                                                   7,651
   Increase in policy and contract reserves                              352
   Other                                                                 118
Sales and operating expenses                                          10,827
Amortization of deferred policy
   acquisition costs                                                   7,492
                                                                     -------
                                                                      27,501
                                                                     -------
INCOME BEFORE FEDERAL INCOME TAXES                                     4,815
                                                                     -------
Income taxes--current                                                  2,422
Income taxes--deferred                                                  (724)
                                                                     -------
        Total income taxes                                             1,698
                                                                     -------
NET INCOME                                                           $ 3,117
                                                                     =======




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                    F-II(U)-2

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                        STATEMENT OF COMPREHENSIVE INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                 (IN THOUSANDS)
                                   (UNAUDITED)



Net income                                                            $3,117
Other comprehensive income, net of tax:
   Unrealized gain(loss) on securities:
     Unrealized holding gains arising
        during the period (net of deferred
        tax of $1,021)                                                (1,897)
     Reclassification adjustment for gain(loss)
        included in net income (net of deferred
        tax of $18)                                                       34
                                                                     -------
   Other comprehensive income (loss)                                  (1,863)
                                                                     -------
Comprehensive income                                                  $1,254
                                                                     =======





THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                    F-II(U)-3



                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                        STATEMENT OF STOCKHOLDER'S EQUITY
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                          (IN THOUSANDS, EXCEPT SHARES)
                                   (UNAUDITED)


                                                                       ACCUMULATED
                                                 ADDITIONAL               OTHER
                                 COMMON STOCK     PAID-IN    RETAINED COMPREHENSIVE
                                SHARES   AMOUNT   CAPITAL    EARNINGS     INCOME     TOTAL
                                ------   ------   -------    --------  -----------  -------
BALANCE, January 1, 1999        40,000   $4,000   $ 40,370  $ 27,434     $   884   $ 72,688
   Capital contribution from
    AMAL Corporation                --       --      1,500        --          --      1,500
   Net unrealized investment
    loss, net                       --       --         --        --      (1,863)    (1,863)
   Net income                       --       --          -     3,117          --      3,117
                                ------   ------    -------  --------    --------   --------
BALANCE, June 30, 1999          40,000   $4,000   $ 41,870  $ 30,551     $  (979)  $ 75,442
                                ------   ------   --------  --------    --------   --------




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                    F-II(U)-4

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                             STATEMENT OF CASH FLOWS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                 (IN THOUSANDS)
                                   (UNAUDITED)




OPERATING ACTIVITIES
Net Income                                                           $ 3,117
Adjustments to reconcile net income to net cash
   provided by operating activities:
   Amortization of deferred policy acquisition
    costs                                                              7,492
   Policy acquisition costs deferred                                 (21,428)
   Interest credited to contract values                                7,651
   Amortization of discounts or premiums                                  51
   Net gains on other invested assets                                 (2,817)
   Net realized loss on investment transactions                           51
   Deferred income taxes                                                (724)
   Change in assets and liabilities:
     Accrued investment income                                          (284)
     Reinsurance recoverable-affiliates                                  455
     Prepaid reinsurance premium-affiliates                             (102)
     Other assets                                                       (244)
     Policy and contract reserves                                        352
     Policy and contract claims                                         (179)
     Unearned policy charges                                              84
     Federal income tax payable-current                               (1,345)
     Unearned reinsurance ceded allowance                                104
     Other liabilities                                                 1,685
                                                                     -------
   Net cash from operating activities                                 (6,081)
                                                                     -------
INVESTING ACTIVITIES
Purchase of fixed maturity securities
  available for sale                                                 (27,822)
Purchase of other invested assets                                     (1,253)
Proceeds from maturities or repayment of
   fixed maturity securities available for sale                        4,472
Proceeds from sales of fixed maturity securities
   available for sale                                                  2,439
Proceeds from the sale of other invested assets                        1,150
Net change in loans on insurance policies                             (2,187)
                                                                     --------
   Net cash from investing activities                                (23,201)
                                                                     -------
FINANCING ACTIVITIES
Capital contribution                                                   1,500
Net change in accumulated contract values                             22,692
                                                                     -------
  Net cash from financing activities                                  24,192
                                                                     -------
INCREASE (DECREASE) IN CASH AND CASH
  EQUIVALENTS                                                         (5,090)
CASH AND CASH EQUIVALENTS AT BEGINNING
  OF PERIOD                                                           12,011
                                                                     -------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                            $6,921
                                                                     =======

SUPPLEMENTAL CASH FLOW INFORMATION:

Cash paid for income taxes                                           $ 3,767




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                    F-II(U)-5

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1999
                                   (UNAUDITED)


1.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Ameritas Variable Life Insurance Company (the Company), a stock life insurance company domiciled in the State of Nebraska, is a wholly-owned subsidiary of AMAL Corporation, a holding company 66% owned by Ameritas Life Insurance Corporation
(ALIC) and 34% owned by AmerUs Life Insurance Company (AmerUs). The Company began issuing variable life insurance and variable annuity policies in 1987, fixed premium annuities in 1996 and equity indexed annuities in 1997. The variable life, variable annuity, fixed premium annuity and equity indexed annuity policies are not participating with respect to dividends.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



2. BASIS OF PRESENTATION OF UNAUDITED INTERIM FINANCIAL STATEMENTS:

Management believes that all adjustments, consisting of only normal recurring accruals, considered necessary for a fair presentation of the unaudited interim financial statements have been included. The results of operations for any interim period are not necessarily indicative of results for the full year. The unaudited interim financial statements should be read in conjunction with the audited financial statements and notes thereto for the years ended December 31, 1998, 1997 and 1996.



                                   F-II(U)-6

INCORPORATION BY REFERENCE

The Registrant, Separate Account V purchases or will purchase units from the portfolios of these funds at the direction of its policyholders. The prospectuses of these funds will be distributed with this prospectus and are hereby incorporated by reference. The prospectuses incorporated by reference are as follows:


                          Calvert Variable Series, Inc.
                               Ameritas Portfolios
                            Registration No. 2-80154


                      The Variable Insurance Products Fund
                            Registration No. 2-75010
                     The Variable Insurance Products Fund II
                            Registration No. 33-20773

                             The Alger American Fund
                            Registration No. 33-21722

                          MFS Variable Insurance Trust
                            Registration No. 33-74668

                      Morgan Stanley Universal Funds, Inc.
                            Registration No. 333-3013

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

Registrant  makes  the  following   representation   pursuant  to  the  National
Securities Markets Improvements Act of 1996:

Ameritas Variable Life Insurance Company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.


                              RULE 484 UNDERTAKING

AVLIC's By-laws provide as follows:

The Company shall indemnify any person who was, or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director, officer, or employee of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses including attorney's fees, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding to the full extent authorized by the laws of Nebraska.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                     REPRESENTATION PURSUANT TO RULE 6E-3(T)

This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Ameritas Variable Life Insurance Company Separate Account V, certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 16 to the Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has caused this Amendment to the Registration
Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Lincoln, County of Lancaster, State of Nebraska on this 26th day of August, 1999.


                                        AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                                  SEPARATE ACCOUNT V, Registrant

                             AMERITAS VARIABLE LIFE INSURANCE COMPANY, Depositor



Attest: /s/Donald R. Stading                By: /s/ Lawrence J. Arth
       ---------------------------             --------------------------
          Secretary                             Chairman of the Board


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the Directors and Principal Officers of Ameritas Variable Life Insurance Company on the dates indicated.




         SIGNATURE                 TITLE                            DATE
      --------------              --------                        ---------

/s/ Lawrence J. Arth         Director, Chairman of the Board    August 26, 1999
------------------------     and Chief Executive Officer
    Lawrence J. Arth


/s/ William J. Atherton      Director, President and            August 26, 1999
-------------------------    Chief Operating Officer
    William J. Atherton


/s/ Kenneth C. Louis         Director, Executive Vice President  August 26, 1999
-------------------------
    Kenneth C. Louis


/s/ Gary R. McPhail          Director, Executive Vice President  August 26, 1999
-------------------------
    Gary R. McPhail


/s/ Thomas C. Godlasky       Director, Senior Vice President     August 26, 1999
-------------------------    and Chief Investment Officer
    Thomas C. Godlasky


/s/ JoAnn M. Martin          Director, Controller                August 26, 1999
-------------------------
    JoAnn M. Martin

         SIGNATURE                 TITLE                            DATE
      --------------              --------                        ---------

/s/ Michael G. Fraizer
-------------------------           Director                     August 26, 1999
    Michael G. Fraizer


/s/ William W. Lester
-------------------------           Treasurer                    August 26, 1999
    William W. Lester


/s/ Donald R. Stading
-------------------------      Secretary and General Counsel     August 26, 1999
    Donald R. Stading

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following Papers and Documents:

  The facing sheet.

  The prospectus  consisting of 94 pages.
  The undertaking to file reports.
  The undertaking pursuant to Rule 484.
  Representation pursuant to Rule 6e-3(T).

  The signatures.
  Written consents of the following:

    (b) Donald R. Stading

    (c) Deloitte & Touche LLP Independent Auditors

The following exhibits:

1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2.


   (1) Resolution of the Board of Directors of AVLIC Authorizing Establishment of the Account.****
   (2)   Not applicable.
   (3)   (a) Principal Underwriting  Agreement.****
         (b) Proposed form of Selling Agreement.****
         (c) Commission Schedule.*****
         (d) Amendment to Principal Underwriting Agreement.**
   (4)   Not applicable.
   (5)   (a) Proposed Form of Policy.***
   (6)   (a) Articles of Incorporation of AVLIC.*****
         (b) Bylaws of AVLIC.*****
   (7)   Not applicable.
   (8)   (a) Participation   Agreement  in  the  Variable   Insurance  Products
             Fund.*****
         (b) Participation Agreement in the Alger American Fund.*****
         (c) Participation  Agreement in the MFS Variable  Insurance  Trust.****
         (d) Participation Agreement in the Morgan Stanley Universal Funds, Inc.****
         (e) Form of Participation Agreement in the Calvert Variable Series, Inc. Ameritas Portfolios******
   (9)   Not applicable.
   (10)  Application for Policy.***
   (11)  Memorandum describing AVLIC's exchange procedure.*
   (12)  Memorandum  describing  AVLIC's  issuance,   transfer,  and  redemption
         procedures  for the  Policy.***
2.  (a)(b) Opinion  and  Consent  of  Donald R. Stading,  Secretary  and General
    Counsel
3. No financial statements will be omitted from the final Prospectus pursuant to Instruction 1(b) or (c) of Part I.
 4. Not applicable.
 5. Not applicable
 8. Consent of  Independent Auditors
 9. Form  of  Notice  of  Withdrawal   Right  and  Refund   pursuant  to  Rule
    6e-3(T)(b)(13)(viii) under the Investment Company Act of 1940.**


* Incorporated by reference to the initial registration statement for Ameritas Variable Life Insurance Company SeparateAccount V, File No. 33-30019, filed on July 14, 1989.

** Incorporated by reference to the Post-Effective Amendment No. 2 for Ameritas Variable Life Insurance Company Separate Account V, File No. 33-30019, filed on March 1, 1991.

*** Incorporated by reference to the Post-Effective Amendment No. 13 for Ameritas Variable Life Insurance Company Separate Account V, File No. 33-30019, filed on August 21, 1995.

**** Incorporated by reference to the initial registration statement for Ameritas Variable Life Insurance Company Separate Account V, File No. 333-15585, filed on November 5, 1996.

***** Incorporated by reference to Pre-Effective Amendment to the registration statement for Ameritas Variable Life Insurance Company Separate Account V, File No. 333-15585, filed on January 17, 1997.


****** Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement for Ameritas Variable Life Insurance Company Separate Account V, File No. 333-15585, filed August 30, 1999.

                                        EXHIBIT INDEX


EXHIBIT                                                              PAGE

2.(a)(b)     Opinion and Consent of Donald R. Stading

8.           Consent of Deloitte & Touche LLP